PROSPECTUS

                THE RETIREMENT INCOME BUILDER VARIABLE ANNUITY
                                Issued Through
                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT
                                      by
                          PFL LIFE INSURANCE COMPANY

  This Prospectus describes the Retirement Income Builder Variable Annuity (the "Policy"), a Flexible Premium Variable Annuity offered by PFL Life Insurance Company ("PFL") to individuals who wish to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Policy provides for monthly annuity payments on a variable or fixed basis, commencing at a future date selected by the Owner of the Policy (the "Annuity Commencement Date"). The Policy may be purchased with a minimum initial Premium Payment of $2,000. There is no minimum initial Premium Payment required if the Policy is purchased and used in connection with a tax deferred 403(b) Annuity. An Owner may make subsequent additional Premium Payments of at least $50 at any time before the Annuity Commencement Date. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000.

  The Owner may allocate Premium Payments to one or more Subaccounts of the PFL Retirement Builder Variable Annuity Account (the "Mutual Fund Account"), to one or more options under a Fixed Account in which PFL guarantees a minimum fixed return (the "Fixed Account"), or to a combination of these. The Mutual Fund Account is a separate investment account of PFL that currently has ten different Subaccounts (the "Subaccounts"). Assets of each Subaccount are currently invested only in shares of a corresponding Portfolio of a mutual fund: the portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II (together, the "Underlying Funds"), managed by Fidelity Management & Research Company ("FMR"), an affiliate of Fidelity Investments. The Underlying Funds currently consist of ten Portfolios: Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund. The Underlying Funds are described in separate prospectuses that accompany this Prospectus. The Policy Value will vary in accordance with the investment performance of the Subaccounts selected by the Owner. Therefore, the Owner bears the entire investment risk for all amounts allocated to the Mutual Fund Account, including possible loss of principal amount invested. Amounts allocated to the Fixed Account are guaranteed by PFL and will earn a specified rate of interest declared periodically which will never be less than an effective annual interest rate of 3%.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE VARIABLE INSURANCE PRODUCTS FUND AND THE VARIABLE INSURANCE PRODUCTS FUND II. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.

AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                The date of this Prospectus is January 1, 1997.

PRIBVAP197

  Prior to the Annuity Commencement Date, the Owner can transfer certain amounts among the Guaranteed Period Options of the Fixed Account or between the Fixed Account or Subaccounts of the Mutual Fund Account (some prohibitions and restrictions apply). The Owner can also elect to surrender all or any portion of the Cash Value in exchange for a payment from PFL; however, any surrender may be taxable, and subject to a Surrender Charge or a penalty tax or both. Full surrenders or partial surrenders (withdrawals) from the Fixed Account may be subject to delay and adjustment related to changes in interest rates declared by PFL (an Excess Interest Adjustment). The operation of the Excess Interest Adjustment may result in upward or downward adjustments in the amount to be received on full surrender, or in the Policy Value upon partial withdrawal.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Mutual Fund Account which has the same date as this Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is dated January 1, 1997, and a copy is available at no cost upon request by writing PFL at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of the Prospectus. This Prospectus and the Statement of Additional Information generally describe only the Policy and the Mutual Fund Account, except when the Fixed Account is specifically mentioned.

                     Any telephone requests and inquiries
                        may be made to 1-800-525-6205.

                    Any Written Notices or Written Requests
                    must be sent to the following address:

                          PFL Life Insurance Company
                      Administrative and Service Office:
               Financial Markets Division-Variable Annuity Dept.
                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

   Please Read This Prospectus Carefully And Retain it For Future Reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   5
SUMMARY....................................................................   8
FINANCIAL STATEMENTS.......................................................  18
HISTORICAL PERFORMANCE DATA................................................  18
  Standardized Performance Data............................................  18
  Subaccounts..............................................................  19
  Non-Standardized Performance Data........................................  20
PUBLISHED RATINGS..........................................................  21
PFL LIFE INSURANCE COMPANY.................................................  22
THE RETIREMENT BUILDER ACCOUNTS............................................  22
  The Mutual Fund Account..................................................  22
  The Fixed Account........................................................  26
    Guaranteed Periods.....................................................  26
    Dollar Cost Averaging Fixed Account Option.............................  27
  Transfers................................................................  28
  Reinstatements...........................................................  29
  Telephone Transactions...................................................  29
  Dollar Cost Averaging....................................................  29
  Asset Rebalancing........................................................  30
THE POLICY.................................................................  30
  Policy Application and Issuance of Policies..............................  31
  Premium Payments.........................................................  31
    Initial Premium Payment................................................  31
    Subsequent Additional Premium Payments.................................  31
    Maximum Total Premium Payments.........................................  32
    Allocation of Premium Payments.........................................  32
    Payment Not Honored by Bank............................................  32
  Policy Value.............................................................  32
    The Mutual Fund Policy Value...........................................  33
  Adjusted Policy Value....................................................  33
  Amendments...............................................................  33
  Non-participating Policy.................................................  33
DISTRIBUTIONS UNDER THE POLICY.............................................  34
  Surrenders...............................................................  34
  Nursing Care and Terminal Condition Withdrawal Option....................  35
  Unemployment Waiver......................................................  35
  Excess Interest Adjustments (EIA)........................................  36
  Systematic Payout Option.................................................  37
  Annuity Payments.........................................................  37
    Annuity Commencement Date..............................................  37
    Election of Payment Option.............................................  38
    Premium Tax............................................................  38
    Supplementary Contract.................................................  38
  Annuity Payment Options..................................................  39
  Death Benefit............................................................  42
    Death of Annuitant Prior to Annuity Commencement Date..................  42

                                                                            PAGE
                                                                            ----
    Death On or After Annuity Commencement Date............................  44
    Beneficiary............................................................  44
  Death of Owner...........................................................  44
  Restrictions Under the Texas Optional Retirement Program.................  44
  Restrictions Under Section 403(b) Plans..................................  44
  Restrictions Under Qualified Policies....................................  45
CHARGES AND DEDUCTIONS.....................................................  45
  Surrender Charge.........................................................  45
  Mortality and Expense Risk Fee...........................................  46
  Administrative Charges...................................................  47
  Premium Taxes............................................................  47
  Federal, State and Local Taxes...........................................  47
  Transfer Fee.............................................................  48
  Other Expenses Including Investment Advisory Fees........................  48
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  48
  Tax Status of the Policy.................................................  49
  Taxation of Annuities....................................................  49
DISTRIBUTOR OF THE POLICIES................................................  54
VOTING RIGHTS..............................................................  55
LEGAL PROCEEDINGS..........................................................  56
STATEMENT OF ADDITIONAL INFORMATION........................................  56
  Appendix A............................................................... A-1

                                  DEFINITIONS

  Accumulation Unit--An accounting unit of measure used in calculating the Policy Value in the Mutual Fund Account before the Annuity Commencement Date.

  Adjusted Policy Value--An amount equal to the Policy Value increased or decreased by any Excess Interest Adjustments.

  Administrative and Service Office--Financial Markets Division Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

  Annuitant--The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue.

  Annuity Commencement Date--The date upon which Annuity Payments are to commence. The Annuity Commencement Date may not be later than the last day of the policy month starting after the Annuitant attains age 85, except as expressly allowed by PFL, but in no event later than the last day of the Policy month following the month in which the Annuitant attains age 95. The Annuity Commencement Date may be required to be earlier for Qualified Policies.

  Annuity Payment Option or Payment Option--A method of receiving a stream of Annuity Payments selected by the Owner.

  Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

  Beneficiary--The person who has the right to the death benefit set forth in the Policy.

  Business Day--A day when the New York Stock Exchange is open for business.

  Cash Value--The Adjusted Policy Value, less the Surrender Charge, if any.

  Code--The Internal Revenue Code of 1986, as amended.

  Cumulative Free Percentage--The percentage (as applied to the Policy Value) which is available to the Owner free of any Surrender Charge.

  Current Interest Rate--The interest rate or rates currently guaranteed to be credited on amounts allocated to one or more options in the Fixed Account. This interest rate will always be equal to or greater than 3%.

  Dollar Cost Averaging--The process by which the Owner may elect to liquidate a specified Dollar Cost Averaging Fixed Account Option in order to purchase Mutual Fund Account Accumulation Units on a systematic basis.

  Due Proof of Death--A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL, will constitute Due Proof of Death.

  Excess Interest Adjustment--A positive or negative adjustment to amounts withdrawn upon partial or full surrenders by the Owner from the Fixed Account Guaranteed Period Options, or to amounts applied to Annuity Payment Options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by or an amount was transferred to the Guaranteed Period Option. The Excess Interest Adjustment (EIA) can either decrease or increase the amount to be received by the Owner upon full surrender or commencement of Annuity Payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

  Excess Partial Surrender--The portion of a partial withdrawal (surrender) that can be subject to a Surrender Charge.

  Fixed Account--A group of Investment Options under the Policy, other than the Mutual Fund Account, that are part of the general assets of PFL that are not in separate accounts.

  Fixed Annuity Payments--Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  FMR--Fidelity Management & Research Company, the investment advisor to the Underlying Funds.

  Guaranteed Period Options--The various guaranteed interest rate periods of the Fixed Account which may be offered by PFL and into which Premium Payments may be paid or amounts transferred.

  Investment Options--Any of the Guaranteed Period Options of the Fixed Account, the Dollar Cost Averaging Fixed Account Option, and any of the Subaccounts of the Mutual Fund Account.

  Mutual Fund Account--The PFL Retirement Builder Variable Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which Premium Payments under the Policies may be allocated.

  Nonqualified Policy--A Policy other than a Qualified Policy.

  Owner or Owners--The person who may exercise all rights and privileges under the Policy. The Owner during the lifetime of the Annuitant and prior to the Annuity Commencement Date is the person designated as the Owner or a Successor Owner in the application.

  Policy Anniversary--Each anniversary of the Policy Date.

  Policy Date--The Policy Date as shown on the Policy Data Page attached to the Policy.

  Policy Value--On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:

    (1) Premium Payments; minus

    (2) Partial Withdrawals (including any applicable Excess Interest Adjustments and/or Surrender Charges on such withdrawals); plus

    (3) interest credited in the Fixed Account; plus

    (4) accumulated gains or losses in the Mutual Fund Account; minus

    (5) Service Charges, premium taxes and transfer fees, if any.

  Policy Year--A Policy Year begins on the Policy Date and on each Policy Anniversary.

  Premium Payment--An amount paid to PFL by the Owner or on the Owner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy--A Policy issued in connection with retirement plans that qualify for special Federal income tax treatment under the Code.

  Service Charge--There is an annual Service Charge on each Policy Anniversary (and a charge at the time of surrender during any Policy Year) for Policy maintenance and related administrative expenses. This annual charge is the lesser of 2% of the Policy Value or $30.

  Subaccount--A subdivision within the Mutual Fund Account, the assets of which are invested in a specified Portfolio of the Underlying Funds.

  Successor Owner--A person appointed by the Owner to succeed to ownership of the Policy in the event of the death of the Owner who is not the Annuitant before the Annuity Commencement Date.

  Surrender Charge--The applicable contingent deferred sales charge, assessed on certain full surrenders or partial withdrawals of Premium Payments to cover expenses relating to the sale of the Policies.

  Underlying Funds--The portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II, managed by Fidelity Management & Research Company, an affiliate of Fidelity Investments.

  Valuation Period--The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of values. Such determinations shall be made on each Business Day.

  Variable Annuity Payments--Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Mutual Fund Account.

  Written Notice or Written Request--Written notice, signed by the Owner, that gives PFL the information it requires and is received at the Administrative and Service Office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

                         THE RETIREMENT INCOME BUILDER
                               VARIABLE ANNUITY

                                    SUMMARY

  The following summary is intended to provide a brief overview of the Policy. More detailed information can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

THE POLICY

  The Retirement Income Builder Variable Annuity is a tax-deferred flexible premium variable annuity policy which can be purchased on a non-tax qualified basis or with the proceeds from certain plans qualifying for favorable federal income tax treatment. The Policy provides the Owner with the ability to accumulate funds on a tax-deferred basis and to receive periodic annuity payments on a variable basis, a fixed basis, or a combination of both. The Owner allocates the Premium Payments among the various options available under the Mutual Fund Account and the Fixed Account. The Policy is intended for long-term purposes, such as retirement, and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts (IRAs).

THE ACCOUNTS

  The Mutual Fund Account. The Mutual Fund Account is a separate account of PFL, which currently is divided into ten Subaccounts that invest exclusively in shares of the ten portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II (collectively, the "Underlying Funds"). Fidelity Management & Research Company ("FMR") provides investment advice and administrative services to the Underlying Funds. The Variable Insurance Products Fund currently offers five Portfolios: Money Market Portfolio; High Income Portfolio; Equity-Income Portfolio; Growth Portfolio; and Overseas Portfolio. The Variable Insurance Products Fund II currently offers five portfolios: Investment Grade Bond Portfolio; Asset Manager Portfolio; Index 500 Portfolio; Asset Manager: Growth Portfolio; and Contrafund Portfolio. Each of the ten Subaccounts of the Mutual Fund Account invests solely in a corresponding Portfolio of the Underlying Funds. Because the Policy Value may depend on the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Mutual Fund Account. (See "THE RETIREMENT BUILDER ACCOUNTS--The Mutual Fund Account" p. 23.)

  The Fixed Account. PFL guarantees return of principal and a minimum annual return of 3% on: Premium Payments and transfers to, less partial withdrawals or transfers from the Fixed Account. PFL will always offer a Current Interest Rate which will be guaranteed for at least one year from the date of the Premium Payment or transfer. PFL may, in its sole discretion, declare a higher Current Interest Rate from time-to-time. PFL may offer optional guaranteed interest rate periods into which Premium Payments may be made or amounts transferred. PFL may also offer a Dollar Cost Averaging Fixed Account Option which will have a one-year interest rate guarantee and which will require automatic periodic transfers to the Mutual Fund Account. (See "THE RETIREMENT BUILDER ACCOUNTS-- The Fixed Account" p. 26.)

PREMIUM PAYMENTS

  A Nonqualified or Qualified Policy may be purchased with an initial Premium Payment of at least $2,000, but there is no minimum initial Premium Payment required for a Policy purchased and used in connection with a tax deferred 403(b) Annuity. An Owner may make subsequent additional Premium Payments of at least $50 each at any time before the Annuity Commencement Date. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000. At the time of each Premium Payment no charges or fees are deducted, so the entire Premium Payment is invested immediately, subject to the restrictions below regarding the "Right to Cancel" period. (See "CHARGES AND DEDUCTIONS-- Surrender Charge," p. 46 and CHARGES AND DEDUCTIONS--Premium Taxes," p. 48.)

  The Owner must allocate the initial Premium Payment among the Investment Options (that is, among the options available under the Fixed Account and/or the Subaccounts of the Mutual Fund Account) according to allocation percentages in the Policy application or transmittal form. Any allocation must be in whole percents, and the total allocation must equal 100%. However, any amounts allocated to Subaccounts of the Mutual Fund Account will be allocated entirely to the Money Market Subaccount of the Mutual Fund Account for the first 14 days after the date the Policy is issued or a longer period if the laws of the state where issued require more than a 10 day "right-to-cancel" period --(See "Right to Cancel Period," below.) At the end of this period, the amount in the Money Market Subaccount will then be allocated to the Subaccount(s) of the Mutual Fund Account in accordance with the allocation percentages specified by the Owner. Allocations specified by the Owner will be used for Subsequent Additional Premium Payments unless the Owner requests a change in allocation. Allocations for additional Premium Payments may be changed by sending Written Notice to PFL's Administrative and Service Office. (See "THE POLICY--Premium Payments," p. 32.)

RIGHT TO CANCEL PERIOD

  When the Owner receives the Policy, it should be reviewed carefully to make sure it is what the Owner intended to purchase. The Owner may, until the end of the period of time specified in the Policy (the Right to Cancel period), examine the Policy and return it for a refund. The applicable period will depend on the state in which the Policy is issued. In many states the period is (10) days after the Policy is delivered to the Owner. Some states may allow for a longer period to return the Policy. The amount of the refund will be the greater of the Premium Payments made under the Policy or the Policy Value. PFL will pay the refund within (7) days after it receives written notice of cancellation and the returned Policy. The Policy will then be deemed void.

TRANSFERS BEFORE THE ANNUITY COMMENCEMENT DATE

  An Owner can transfer values from one Subaccount to another within the Mutual Fund Account or from the Mutual Fund Account to the Guaranteed Period Options of the Fixed Account, or from the Guaranteed Period Options of the Fixed Account to the Mutual Fund Account within limits established by PFL. Transfers of funds from any of the Guaranteed Period Options of the Fixed Account to any of the Subaccounts of the Mutual Fund Account are allowed only at the end of the applicable Guaranteed Periods, and will not be subject to an Excess Interest Adjustment at that time. PFL may, at its discretion, offer the Owner the option to transfer any or all of the interest credited in any of the Guaranteed Period Options to any Subaccount(s) of the Mutual Fund Account prior to the end of a specified Guaranteed Period. (See "THE RETIREMENT BUILDER ACCOUNTS--Transfers.") Any transfers of interest which may be permitted from a Guaranteed Period Option prior to the end of a Guaranteed Period will not be subject to any Excess Interest Adjustment. (See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustments," p. 36.) Transfers from the Dollar Cost Averaging Fixed Account Option (See "THE RETIREMENT BUILDER ACCOUNTS--Dollar Cost Averaging Fixed Account Option," p.
28), except through a Dollar Cost Averaging program, are not allowed. Transfers currently may be made either by telephone (subject to the provisions described under "THE RETIREMENT BUILDER ACCOUNTS--Telephone Transactions," p. 30.) or by sending Written Notice to PFL's Administrative and Service Office.

  PFL reserves the right to impose a $10 fee for each transfer in excess of 12 transfers per Policy Year. At the present time, PFL does not charge for transfers. (See "THE RETIREMENT BUILDER ACCOUNTS--Transfers," p. 28.)

SURRENDERS

  The Owner may elect to surrender all or withdraw a portion of the Cash Value ($500 minimum) in exchange for a payment from PFL at any time prior to the earlier of the Annuitant's death or the Annuity Commencement Date. The Cash Value equals the Policy Value increased or decreased by any Excess Interest Adjustments, less any applicable Surrender Charge (described below). A surrender request must be made by Written Request, and a request for a partial withdrawal must specify the Subaccounts or Guaranteed Period Options from which the withdrawal is requested. There is currently no limit on the frequency or timing of Policy withdrawals. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders," p. 34), although for Qualified Policies the retirement plan or applicable law may restrict and/or penalize withdrawals. In addition to the Surrender Charge, Service Charge, any applicable Excess Interest Adjustment, and any applicable premium taxes, surrenders and partial withdrawals may be subject to income taxes and a 10% Federal penalty tax.

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTION

  In some states, if the Owner or Owner's spouse (Annuitant or Annuitant's spouse if the Owner is not a natural person): (1) has been confined in a hospital or nursing facility for 30 consecutive days or (2) has been diagnosed after the Policy Date as having a terminal condition as defined in the Policy or endorsement, and the individual was not so confined or diagnosed as of the Policy Date, then the Surrender Charge, Excess Interest Adjustment, and partial withdrawals adjustment as described in the Guaranteed Minimum Death Benefit calculation, (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 43.) are not imposed on surrenders or partial withdrawals. (Since this benefit may not be available in all states, --see the Policy or endorsement for details.) (See DISTRIBUTIONS UNDER THE POLICY--Nursing Care and Terminal Condition Withdrawal Option," p. 36.)

UNEMPLOYMENT WAIVER

  The Owner may withdraw all or a portion of the Policy Value free of Surrender Charges and free of Excess Interest Adjustments if the Owner or Owner's spouse (Annuitant or Annuitant's spouse, if the Owner is not a natural person) becomes unemployed. In order to qualify, the affected individual 1) must have been employed full time for at least two years prior to becoming unemployed, 2) must have been employed full time on the Policy Date, 3) must have been unemployed for at least 60 consecutive days at the time of withdrawal, and 4) must have a minimum Cash Value at the time of withdrawal of $5,000. Proof of unemployment will consist of providing PFL with a determination letter from the applicable State's Department of Labor which verifies that the individual qualifies for and is receiving unemployment benefits at the time of withdrawal. The determination letter must be received by PFL no later than fifteen (15) days after the date of the withdrawal request. This benefit may not be available in all states, see the Policy or endorsement for details.


CHARGES AND DEDUCTIONS

  Surrender Charge. In order to permit investment of the entire Premium Payment, PFL does not deduct sales or other charges at the time of investment. However, a Surrender Charge, which is a contingent deferred sales charge, of up to 6% of the Premium Payment is imposed on certain full surrenders or partial withdrawals of Premium Payments in order to cover expenses relating to the distribution of the Policies. The applicable Surrender Charge is based on the period of time elapsed since payment of the Premium Payment(s) being withdrawn. There will be no Surrender Charge imposed five or more years after a Premium Payment was paid. In any event, Surrender Charges will be waived after the tenth Policy Year. For purposes of determining the applicable Surrender Charge, Premium Payments are considered to be withdrawn on a "first-in, first-out" basis. (See "CHARGES AND DEDUCTIONS--Surrender Charge," p. 46.)

  In each Policy Year the Owner may request partial withdrawals ($500 minimum) of up to 10% of the Policy Value free of Surrender Charges. The amount that may be taken free of Surrender Charges each Policy Year is cumulative. This is referred to as the "Cumulative Free Percentage." That is, Cumulative Free Percentages which are not taken are carried forward and are available to be taken in the following Policy Year free of Surrender Charges. Cumulative Free Percentage withdrawals previously taken reduce the Cumulative Free Percentage that is available. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders," p. 34.) Amounts withdrawn in excess of the available Cumulative Free Percentage will be subject to a Surrender Charge (up to 6%).

  Excess Interest Adjustment. Full surrenders, partial withdrawals from the Guaranteed Period Options of the Fixed Account prior to the end of the Guaranteed Period, and amounts applied to a Payment Option (prior to the end of the Guaranteed Period) and which are in excess of the cumulative interest credited at the time of, but prior to, the withdrawal, are subject to an Excess Interest Adjustment. Depending upon market rates of interest, the effect of an Excess Interest Adjustment could eliminate all interest in excess of the minimum guaranteed effective annual interest rate of 3%, or it could result in the crediting of additional interest. See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustments," p. 36.

  Account Charges. PFL deducts a daily charge equal to a percentage of the net assets in the Mutual Fund Account for the mortality and expense risks assumed by PFL. For Guaranteed Minimum Death Benefit Option "A" Return of Premium Death Benefit, the effective annual rate of this charge is 1.10% of the value of the Mutual Fund Account's net assets. For Guaranteed Minimum Death Benefit Options "B" (5% Annually Compounding Death Benefit) and "C" (Annual Step-Up Death Benefit), the effective annual rate of this charge is 1.25% of the value of the Mutual Fund Account's net assets. (See "CHARGES AND DEDUCTIONS-- Mortality and Expense Risk Fee," p. 47 and "DISTRIBUTIONS UNDER THE POLICY-- Death Benefit," p. 43.)

  PFL also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by PFL in connection with the administration of the Account and the Policies. The effective annual rate of this charge is .15% of the value of the Mutual Fund Account's net assets. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 48.)

  PFL guarantees that the account charges for mortality and expense risks and administrative expenses will not exceed a total of 1.25% for the Return of Premium Death Benefit, and 1.40% for the 5% Annually Compounding Death Benefit and the Annual Step Up Benefit Death Benefit.

  Service Charge. There is also an annual Service Charge on each Policy Anniversary (and a charge at the time of surrender during any Policy Year) for Policy maintenance and related administrative expenses. This annual charge is the lesser of 2% of the Policy Value or $30 and is deducted from each Subaccount and/or Guaranteed Period Option of the Fixed Account in proportion to each Subaccount's/Guaranteed Period Option's percentage of the Policy Value in the Subaccount/Guaranteed Period Option just prior to such charge. This charge is waived if either the Policy Value or the sum of all Premium Payments less the sum of all partial withdrawals equals or exceeds $50,000 on a Policy Anniversary (or date of surrender). PFL GUARANTEES THAT THIS CHARGE WILL NOT BE INCREASED IN THE FUTURE. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 48.)

  Taxes. PFL may incur premium taxes relating to the Policies. When permitted by state law, PFL will not deduct any premium taxes related to particular Policy from the Policy Value until withdrawal of Policy Value, payment of the death benefit or until the Annuity Commencement Date. Premium taxes currently range from 0% to 3.50% of Premium Payments. (See "CHARGES AND DEDUCTIONS--Premium Taxes," p. 48.)

  No charges are currently made against any of the Accounts for federal, state, or local income taxes. Should PFL determine that any such taxes be imposed with respect to any of the Accounts, PFL may deduct such taxes from amounts held in the relevant Account. (See "CHARGES AND DEDUCTIONS--Federal, State and Local Taxes," p. 48.)

  Charges Against the Underlying Funds. The value of the net assets of the Subaccounts of the Mutual Fund Account will reflect the investment advisory fees and other expenses incurred by the Underlying Funds.

  Expense Data. The charges and deductions are summarized in the following tables. This tabular information regarding expenses assumes that the entire Policy Value is in the Mutual Fund Account.

                                                                  INVESTMENT                         ASSET
                            MONEY   HIGH  EQUITY-                   GRADE     ASSET                 MANAGER:     INDEX
                            MARKET INCOME INCOME  GROWTH OVERSEAS    BOND    MANAGER    CONTRAFUND   GROWTH       500
                            ------ ------ ------- ------ -------- ---------- -------    ----------  --------     -----
 Policy Owner Transaction
  Expenses/1/............
 Sales Load on Purchase
  Payments...............       0      0      0       0       0         0        0            0          0          0
 Maximum Surrender Charge
  (as a % of Premium
  Payment
  Surrendered)/2/........       6%     6%     6%      6%      6%        6%       6%           6%         6%         6%
 Surrender Fees..........       0      0      0       0       0         0        0            0          0          0
                            -----------------------------------------------------------------------------------------
 Service Charge..........                                     $30 Per Policy
                            -----------------------------------------------------------------------------------------
                                                   First 12 Transfers Per Year: NO FEE
 Transfer Fee                                   More than 12 in One Year: Currently no fee
 Mutual Fund Account
  Annual Expenses
 (as a percentage of
  account value)
 Mortality and Expense
  Risk Fees/3/...........    1.25%  1.25%  1.25%   1.25%   1.25%     1.25%    1.25%        1.25%      1.25%      1.25%
 Administrative Charge...    0.15%  0.15%  0.15%   0.15%   0.15%     0.15%    0.15%        0.15%      0.15%      0.15%
 Total Mutual Fund
  Account Annual
  Expenses...............    1.40%  1.40%  1.40%   1.40%   1.40%     1.40%    1.40%        1.40%      1.40%      1.40%
 Underlying Funds Annual
  Expenses/4/
 (as a percentage of
  average net assets,
  after waivers and
  reimbursements
 Management Fees.........    0.24%  0.60%  0.51%   0.61%   0.76%     0.45%    0.56%        0.61%      0.61%      0.00%
 Other Expenses..........    0.09%  0.11%  0.10%   0.09%   0.15%     0.14%    0.08%        0.11%      0.29%      0.28%
 Total Underlying Funds
  Annual Expenses........    0.33%  0.71%  0.61%   0.70%   0.91%     0.59%    0.64%(5)     0.72%(5)   0.90%(5,6) 0.28%(6)

----------------------------------
1 The Surrender Charge and Transfer Fee, if any is imposed, apply to each Policy, regardless of how Policy Value is allocated among the Mutual Fund Account and the Fixed Account. The Service Charge applies to both the Fixed Account and the Mutual Fund Account, and is assessed on a prorata basis relative to each Account's Policy Value as a percentage of the Policy's total Policy Value. Mutual Fund Account Annual Expenses do not apply to the Fixed Account (See "CHARGES AND DEDUCTIONS--Other Expenses Including Investment Advisory Fees," p. 49.)
2 The Surrender Charge is decreased based on the number of years since the Premium Payment was made, from 6% in the year in which the Premium Payment was made to 0% in the sixth year after the Premium Payment was made.

3 These Mortality and Expense Risk Fees are those for the 5% Annually
  Compounding Death Benefit and the Annual Step Up Death Benefit. The corresponding Fees for the Return of Premium Death Benefit is 1.10% for each Subaccount. (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 43.)
4 The fee table information relating to the Underlying Funds was provided to PFL by the Underlying Funds, and PFL has not independently verified such information.
5 A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been as follows: for High Income: 0.71% [brokerage commissions were paid, but such payment did not affect the ratio for this Portfolio]; for Asset
  Manager: 0.81%; for Asset Manager: Growth: 1.13%; and for Contrafund: 0.73%. 6 The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, management fee, other expenses, and total expenses would have been (Index 500 Portfolio) 0.28%, 0.19% and 0.47%, respectively; and (Asset Manager: Growth) 0.71%, 0.42% and 1.13%, respectively.

EXAMPLES

  I. An Owner would pay the following expenses on a $1,000 investment, assuming Death Benefit Option A (Return of Premium Death Benefit) a hypothetical 5% annual return on assets and assuming the entire Policy Value is in the applicable Subaccount:

1. If the Policy is surrendered at the end of the applicable time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $71    $ 92
High Income Subaccount...........................................  $74    $104
Equity-Income Subaccount.........................................  $73    $101
Growth Subaccount................................................  $74    $104
Overseas Subaccount..............................................  $76    $110
Investment Grade Bond Subaccount.................................  $73    $100
Asset Manager Subaccount.........................................  $74    $102
Asset Manager: Growth Subaccount.................................  $76    $110
Contrafund Subaccount............................................  $74    $104
Index 500 Subaccount.............................................  $70    $ 90

  2. If the Policy is annuitized at the end of the applicable time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $17     $52
High Income Subaccount...........................................  $21     $64
Equity-Income Subaccount.........................................  $20     $60
Growth Subaccount................................................  $20     $63
Overseas Subaccount..............................................  $23     $70
Investment Grade Bond Subaccount.................................  $19     $60
Asset Manager Subaccount.........................................  $20     $61
Asset Manager: Growth Subaccount.................................  $22     $69
Contrafund Subaccount............................................  $21     $64
Index 500 Subaccount.............................................  $16     $50

  3. If the Policy is not surrendered or annuitized:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $17     $52
High Income Subaccount...........................................  $21     $64
Equity-Income Subaccount.........................................  $20     $60
Growth Subaccount................................................  $20     $63
Overseas Subaccount..............................................  $23     $70
Investment Grade Bond Subaccount.................................  $19     $60
Asset Manager Subaccount.........................................  $20     $61
Asset Manager: Growth Subaccount.................................  $22     $69
Contrafund Subaccount............................................  $21     $64
Index 500 Subaccount.............................................  $16     $50

  II. An Owner would pay the following expenses on a $1,000 investment, assuming Death Benefit Option B, (5% Annually Compounding Death Benefit) or Death Benefit Option C, (Annual Step-Up Death Benefit) a hypothetical 5% annual return on assets and assuming the entire Policy Value is in the applicable Subaccount:

  1. If the Policy is surrendered at the end of the applicable time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $72    $ 97
High Income Subaccount...........................................  $76    $108
Equity-Income Subaccount.........................................  $75    $105
Growth Subaccount................................................  $76    $108
Overseas Subaccount..............................................  $78    $115
Investment Grade Bond Subaccount.................................  $75    $105
Asset Manager Subaccount.........................................  $75    $106
Asset Manager: Growth Subaccount.................................  $78    $114
Contrafund Subaccount............................................  $76    $109
Index 500 Subaccount.............................................  $72    $ 95

  2. If the Policy is annuitized at the end of the applicable time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $18     $57
High Income Subaccount...........................................  $22     $68
Equity-Income Subaccount.........................................  $21     $65
Growth Subaccount................................................  $22     $68
Overseas Subaccount..............................................  $24     $74
Investment Grade Bond Subaccount.................................  $21     $64
Asset Manager Subaccount.........................................  $21     $66
Asset Manager: Growth Subaccount.................................  $24     $74
Contrafund Subaccount............................................  $22     $68
Index 500 Subaccount.............................................  $18     $55

  3. If the Policy is not surrendered or annuitized:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Money Market Subaccount..........................................  $18     $57
High Income Subaccount...........................................  $22     $68
Equity-Income Subaccount.........................................  $21     $65
Growth Subaccount................................................  $22     $68
Overseas Subaccount..............................................  $24     $74
Investment Grade Bond Subaccount.................................  $21     $64
Asset Manager Subaccount.........................................  $21     $66
Asset Manager: Growth Subaccount.................................  $24     $74
Contrafund Subaccount............................................  $22     $68
Index 500 Subaccount.............................................  $18     $55

  The above tables are intended to assist the Owner in understanding the costs and expenses of the Mutual Fund Account and the Underlying Funds that the Owner will bear, directly or indirectly. These include the 1995 expenses of the Underlying Funds. See "CHARGES AND DEDUCTIONS," p. 46, and the Underlying Funds' prospectuses. In addition to the expenses listed above, premium taxes, currently ranging from 0% to 3.50% of Premium Payments may be applicable.

  THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED RATE. THE FIGURES AND DATA FOR UNDERLYING FUND ANNUAL EXPENSES HAVE BEEN PROVIDED BY FMR FOR 1995 AND PFL HAS NOT INDEPENDENTLY VERIFIED THEIR ACCURACY.

  In these examples, the $30 Service Charge is reflected as a charge of .064% based on an anticipated average Policy Value of $46,590.

DEATH BENEFIT

  In the event that the Annuitant who is not the Owner dies prior to the Annuity Commencement Date, the Owner will become the Annuitant unless the Owner specifically requests on the application or in a Written Request that the death benefit be paid upon the Annuitant's death and PFL agrees to such an election. If the Annuitant is also the Owner, upon receipt of proof that the Annuitant has died before the Annuity Commencement Date, the Death Benefit is calculated and is payable to the Beneficiary when we receive an election of the method of settlement and return of the Policy.

  The amount of the Death Benefit will depend on the state where the Policy is purchased and may depend on the death benefit option elected by the Owner. However, the Death Benefit will always be at least equal to the greater of the Policy Value or the Cash Value on the date due proof of death and election of the method of settlement are received by PFL.

  The Owner has the "one-time" option of choosing a "Return of Premium Death Benefit," (Death Benefit Option "A"), a "5% Annually Compounding Death Benefit," (Death Benefit Option "B"), or an "Annual Step-Up Death Benefit," (Death Benefit Option "C"). The Return of Premium Death Benefit is the return of all Premium Payments less any Partial Withdrawals, as of the date of death. The 5% Annually Compounding Death Benefit is the total Premium Payments less any Partial Withdrawals, accumulated at 5% until the earlier of the date of death or the Owner's 81st birthday. The Annual Step-Up Death Benefit is the largest Policy Value on the issue date or on any Policy Anniversary prior to the earlier of the date of death or prior to the Owner's 81st birthday, plus any premiums paid, less any premium withdrawals taken, subsequent to the date of the largest anniversary Policy Value. If no election is made by the Policyholder, the Return of Premium Death Benefit will be used upon death of the Annuitant.

  The Death Benefit provisions may vary depending on the state where the Policy is issued. The Death Benefit may be paid as either a lump sum cash benefit or as an annuity as permitted by federal or state law. (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 43.)

  The Death Benefit is not paid on the death of an Owner if the Owner is not the Annuitant. If an Owner who is not the Annuitant dies before the Annuity Commencement date, the amount payable under the Policy upon surrender will be the Policy Value increased or decreased by an Excess Interest Adjustment.

VARIATIONS IN POLICY PROVISIONS

  Certain provisions of the Policies may vary from the descriptions in this Prospectus in order to comply with different state laws. See the Policy itself for variations. Any such state variations will be included in the Policy itself or in riders or endorsements attached to the Policy.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Policy Value until a distribution under the Policy occurs (e.g., a surrender or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 49.)

                                     * * *

Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Statement of Additional Information and in the prospectuses for the Underlying Funds and in the Policy, all of which should be referred to for more detailed information. This Prospectus generally describes only the Policy and the Mutual Fund Account. Separate prospectuses describe the Underlying Funds. (There is no prospectus for the Fixed Account since interests in the Fixed Account are deemed not to be securities. See "THE RETIREMENT BUILDER ACCOUNTS--The Fixed Account, " p. 26.)

REQUESTS FOR INFORMATION

                     Any telephone requests and inquiries
                        may be made to 1-800-525-6205.

                    Any Written Notices or Written Requests
                    must be sent to the following address:

                          PFL Life Insurance Company
                      Administrative and Service Office:

               Financial Markets Division-Variable Annuity Dept.
                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

                             FINANCIAL STATEMENTS

  The financial statements of PFL and the independent auditors' report thereon are contained in the Statement of Additional Information which is available free upon request to PFL's Administrative and Service Office.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, PFL may advertise historical yields and total returns for the Subaccounts of the Mutual Fund Account. These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

  The yield of a Subaccount of the Mutual Fund Account (other than the Money Market Subaccount) for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12- month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Mutual Fund Account refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Policy. The yield calculations also do not reflect the effect of any Surrender Charge that may be applicable to a particular Policy. To the extent that any or all of a premium tax and/or Surrender Charge is applicable to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from PFL's Administrative and Service Office upon request.

SUBACCOUNTS

  The following performance data is for hypothetical subaccounts which would be subject to the same fees, charges and deductions as the Subaccounts of the Mutual Fund Account, but which are shown as if the hypothetical subaccounts actually commenced operations on the same date as the underlying Portfolio. Accordingly, the following hypothetical performance data is for periods before the Subaccounts actually commenced operations, and is based on the performance of the Underlying Funds adjusted to reflect the Mutual Fund Account charges.

  The following information is also based on the method of calculation described in the Statement of Additional Information. The average annual total returns for periods ended December 31, 1995, were as follows:

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.25%)

                                                                          INCEPTION
                                         1 YEAR  3 YEAR  5 YEAR  LIFE       DATE
                                         ------  ------  ------  -----    ---------
Money Market*...........................  2.85%   3.01    3.31%   4.72%*  03/31/82
High Income............................. 17.88%  11.23%  17.40%  10.02%** 09/11/85
Equity-Income........................... 32.11%  18.03%  19.74%  11.86%   10/08/86
Growth.................................. 32.70%  15.82%  19.20%  13.34%   10/08/86
Overseas................................  5.66%  13.46%   6.73%   5.90%   01/27/87
Investment Grade Bond................... 12.89%   6.09%   7.83%   7.55%   06/05/89
Asset Manager........................... 12.92%   8.29%  11.29%  10.77%   05/29/90
Asset Manager: Growth...................   N/A     N/A     N/A   16.66%   01/03/95
Contrafund..............................   N/A     N/A     N/A   33.40%   01/03/95
Index 500............................... 31.85%  13.15%    N/A   13.41%   08/27/92

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total Mutual Fund Account Annual Expenses: 1.40%)

                                                                          INCEPTION
                                         1 YEAR  3 YEAR  5 YEAR  LIFE       DATE
                                         ------  ------  ------  -----    ---------
Money Market*...........................  2.63%   2.84%   3.15%   4.56%** 03/31/82
High Income............................. 17.67%  11.06%  17.23%   9.86%** 09/11/85
Equity-Income........................... 31.88%  17.85%  19.57%  11.69%   10/08/86
Growth.................................. 32.47%  15.65%  19.03%  13.17%   10/08/86
Overseas................................  5.45%  13.28%   6.57%   5.74%   01/27/87
Investment Grade Bond................... 12.68%   5.93%   7.67%   7.39%   06/05/89
Asset Manager........................... 12.72%   8.13%  11.13%  10.60%   05/29/90
Asset Manager: Growth...................   N/A     N/A     N/A   16.47%   01/03/95
Contrafund..............................   N/A     N/A     N/A   33.20%   01/03/95
Index 500............................... 31.63%  12.98%    N/A   13.24%   08/27/92

  This performance data is hypothetical for the Retirement Income Builder Variable Annuity. For purposes of this calculation, the deductions for the Mortality and Expense Risk Fee and Administrative Charge are made on a monthly basis, rather than a daily basis. Accumulation Unit values and yields will fluctuate and there is no guarantee the Owner will receive back the Owner's original principal. Average Annual Total Returns and Yield include all insurance contract charges.
----------------------------------
* The underlying Money Market Portfolio seeks to maintain a stable $1.00 share price, however, there is no assurance that it will be able to do so. An investment in the Portfolio is not insured by the U.S. government.
** Figure for 10 years.

NON-STANDARDIZED PERFORMANCE DATA

  PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Mutual Fund Account. The non-standard performance data may assume that no Surrender Charge is applicable, and may also make other assumptions such as the amount invested in a Subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

  The following hypothetical non-standardized average annual total return figures are based on the assumption that the Policy is not surrendered, and therefore the following figures assume that the Surrender Charge is not imposed.

                         AVERAGE ANNUAL TOTAL RETURNS
                        (ASSUMING NO SURRENDER CHARGE)

  Return of Premium Death Benefit (Total Mutual Fund Account Annual Expenses:
1.25%)

                                                                          INCEPTION
                                         1 YEAR  3 YEAR  5 YEAR  LIFE       DATE
                                         ------  ------  ------  -----    ---------
Money Market*...........................  4.51%   3.10%   3.31%   4.72%** 03/31/82
High Income............................. 19.04%  11.23%  17.40%  10.02%** 09/11/85
Equity-Income........................... 33.35%  18.03%  19.74%  11.86%   10/08/86
Growth.................................. 33.62%  15.82%  19.20%  13.34%   10/08/86
Overseas................................  8.25%  13.76%   6.73%   5.90%   01/27/87
Investment Grade Bond................... 15.81%   6.41%   7.83%   7.55%   06/05/89
Asset Manager........................... 15.44%   8.53%  11.29%  10.77%   05/29/90
Asset Manager: Growth...................   N/A     N/A     N/A   22.01%   01/03/95
Contrafund..............................   N/A     N/A     N/A   38.63%   01/03/95
Index 500............................... 35.52%  13.53%    N/A   13.75%   08/27/92

  5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit (Total Mutual Fund Account Annual Expenses: 1.40%)

                                                                          INCEPTION
                                         1 YEAR  3 YEAR  5 YEAR  LIFE       DATE
                                         ------  ------  ------  -----    ---------
Money Market*...........................  4.35%   2.94%   3.15%   4.56%** 03/31/82
High Income............................. 18.87%  11.06%  17.23%   9.86%** 09/11/85
Equity-Income........................... 33.16%  17.85%  19.57%  11.69%   10/08/86
Growth.................................. 33.43%  15.65%  19.03%  13.17%   10/08/86
Overseas................................  8.09%  13.59%   6.57%   5.74%   01/27/87
Investment Grade Bond................... 15.63%   6.25%   7.67%   7.39%   06/05/89
Asset Manager........................... 15.27%   8.37%  11.13%  10.60%   05/29/90
Asset Manager: Growth...................   N/A     N/A     N/A   21.83%   01/03/95
Contrafund..............................   N/A     N/A     N/A   38.43%   01/03/95
Index 500............................... 35.32%  13.36%    N/A   13.58%   08/27/92

  This performance data is hypothetical for the Retirement Income Builder Variable Annuity. For purposes of this calculation, the deductions for the Mortality and Expense Risk Fee and Administrative Charge are made on a monthly basis, rather than a daily basis. Accumulation Unit values and yields will fluctuate and there is no guarantee the Owner will receive back the Owner's original principal. Average Annual Total Returns and Yield include all insurance contract charges.
----------------------------------
* The underlying Money Market Portfolio seeks to maintain a stable $1.00 share price, however, there is no assurance that it will be able to do so. An investment in the Portfolio is not insured by the U.S. government.
** Figure for 10 years.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained free from PFL's Administrative and Service office upon request.

                               PUBLISHED RATINGS

  PFL may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and they should not be considered as bearing on the investment performance of assets held in the Mutual Fund Account or of the safety or riskiness of an investment in the Mutual Fund Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations such as debt or commercial paper obligations.

                          PFL LIFE INSURANCE COMPANY

  PFL Life Insurance Company ("PFL"), 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001, is a stock life insurance company. It was incorporated under the name NN Investors Life Insurance Company, Inc. under the laws of the State of Iowa on April 19, 1961. It is principally engaged in the sale of life insurance and annuity policies, and is licensed in the District of Columbia, Guam, and in all states except New York. As of December 31, 1995, PFL had assets of approximately $7.2 billion. PFL is a wholly-owned indirect subsidiary of AEGON USA, Inc. which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON n.v. of the Netherlands, the securities of which are publicly traded. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

                        THE RETIREMENT BUILDER ACCOUNTS

  Premium Payments made under a Policy may be allocated to the Mutual Fund Account, to the Fixed Account, or to a combination of these Accounts.

THE MUTUAL FUND ACCOUNT

  The Mutual Fund Account was established as a separate investment account of PFL under the laws of the State of Iowa on March 29, 1996. The Mutual Fund Account receives and currently invests the Premium Payments under the Policies that are allocated to it for investment only in shares of the Variable Insurance Products Fund and the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company ("FMR"), an affiliate of Fidelity Investments.

  The Mutual Fund Account currently is divided into ten Subaccounts. Additional Subaccounts may be established in the future at the discretion of PFL. Each Subaccount invests exclusively in shares of one of the Portfolios of the Underlying Funds. Under Iowa law, the assets of the Mutual Fund Account are owned by PFL but they are held separately from the other assets of PFL. To the extent that these assets are attributable to the Cash Value of the Policies, these assets are not chargeable with liabilities incurred in any other business operation of PFL. Income, gains, and losses incurred on the assets in the Subaccounts of the Mutual Fund Account, whether or not realized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other Account or Subaccount of PFL. Therefore, the investment performance of any Subaccount should be entirely independent of the investment performance of PFL's general account assets or any other Account or Subaccount maintained by PFL.

  The Mutual Fund Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Mutual Fund Account or PFL.

  Underlying Funds. The available Subaccounts of the Mutual Fund Account currently invest exclusively in shares of the Underlying Funds. The Underlying Funds are diversified, open-end management investment companies organized as Massachusetts Business Trusts. The Variable Insurance Product Fund was established on November 13, 1981, and was formerly known as Fidelity Cash Reserves II. The Variable Insurance Products Fund II was established on March 21, 1988.

  Certain information concerning the Underlying Funds is set forth below. More detailed information may be found in the Underlying Funds' current prospectuses, which accompany or precede this Prospectus, and the Underlying Funds' current Statements of Additional Information. The following description is qualified in its entirety by reference to each Underlying Fund's prospectus and Statement of Additional Information wherein more detailed information may be found.

  FMR provides investment advice and administrative services to the Underlying Funds pursuant to an agreement under which each Portfolio pays FMR a monthly fee. The Variable Insurance Product Fund currently offers five Portfolios:
Money Market; High Income; Equity-Income; Growth; and Overseas. The Variable Insurance Products Fund II currently offers five Portfolios that are available under the Policies: Investment Grade Bond; Asset Manager; Index 500, Asset
Manager: Growth; and Contrafund. The ten Portfolios offered by the Underlying Funds provide a range of investment alternatives that vary according to the different investment objectives described in the Underlying Funds' prospectuses and summarized below. The assets of each Portfolio are separate from the others, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Each of the Portfolios may not be available for investment in every state.

  MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high-quality short-term U.S. dollar-denominated money market instruments of domestic and foreign issuers. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although no assurances can be given that such constant net asset value will be maintained. The Portfolio's shares are neither insured nor guaranteed by the U.S. Government.

  HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities. In choosing these securities, growth of capital also will be considered. The fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. The Portfolio may invest without limitation in lower-quality debt securities, sometimes called "junk bonds" which carry greater risk than other debt securities. See the Fund's prospectus for a description of these risks.

  EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

  GROWTH PORTFOLIO seeks to achieve capital appreciation through the purchase of common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. The Portfolio seeks to achieve its investment objective by investing at least 65% of the Portfolio's assets in securities of companies from at least three different countries outside of North America. The Overseas Portfolio expects to invest most of its assets in securities of companies located in developed countries in these general areas:
The Americas (other than the United States), the Far East and Pacific Basin, Scandinavia and Western Europe. The Overseas Portfolio expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. Generally, the investment in securities of foreign companies will involve greater risks than are present in domestic investments.

  INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed-income securities. FMR normally invests at least 65% of the Portfolio's total assets in investment-grade, fixed income securities. Its dollar weighted average maturity will be generally five to ten years.

  ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among the following classes, or types of investments: domestic and foreign stocks, bonds, and short-term and money market instruments. The Portfolio's "neutral" mix is expected to be 50% stocks, 40% bonds and 10% short-term/money market instruments. FMR may change the neutral mix from time to time within specified ranges as set forth in the Fund's prospectus.

  INDEX 500 PORTFOLIO seeks to match the total return of the Standard & Poor's Composite Index of 500 Stocks, while keeping transaction costs and other expenses low.

  ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among the following classes, or types, of investments: domestic and foreign stocks, bonds, and short-term and money market instruments. The Portfolio's "neutral" mix is expected to be 70% stocks, 25% bonds and 5% short-term/money market instruments. FMR may change the neutral mix from time to time within specified ranges as set forth in the Fund's prospectus.

  CONTRAFUND PORTFOLIO seeks capital appreciation by investing primarily in equity securities of companies that are considered to be undervalued or out-of-favor by the Portfolio's adviser.

  THERE IS NO ASSURANCE THAT ANY OF THE UNDERLYING FUNDS' PORTFOLIOS WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

  The Underlying Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Premium Payments to a particular Subaccount. The Underlying Funds are not limited to selling their shares to the Mutual Fund Account and are permitted to accept investments from any separate account of an insurance company. Since the Portfolios of the Underlying Funds are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, there is a possibility that a material conflict may arise between the interests of the Mutual Fund Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including PFL, agree to take any necessary steps, including removing their separate accounts from the Underlying Funds, to resolve the matter. See the Underlying Funds' prospectuses for further details.

  An investment in the Mutual Fund Account, or in any Portfolio, including the Money Market Portfolio is not insured or guaranteed by the U.S. government or any government agency.

  Addition, Deletion, or Substitution of Investments. PFL cannot and does not guarantee that any of the Subaccounts will always be available for Premium Payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the Mutual Fund Account and its investments. PFL reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of the Underlying Funds, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in PFL's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Mutual Fund Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Mutual Fund Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.

  New Subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by PFL. Each additional Subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, PFL will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, PFL will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (or in a similar portfolio of money market instruments) or in another Subaccount, if appropriate.

  In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Mutual Fund Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may (1) transfer the assets of the Mutual Fund Account associated with the Policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Mutual Fund Account, (3) create new mutual fund accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Mutual Fund Account, or combine Subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

THE FIXED ACCOUNT

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Mutual Fund Account. For complete details regarding the Fixed Account, see the Policy itself.

  Premium Payments allocated and amounts transferred to the Fixed Account become part of the general account of PFL, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. PFL has been advised that while the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the fixed portion, the disclosures may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made in the prospectus.

  The Fixed Account is made up of all the general assets of PFL, other than those in the Mutual Fund Account or in any other segregated asset account. The Policy Owner may allocate Premium Payments to the Fixed Account at the time of Premium Payment or by subsequent transfers from the Mutual Fund Account. Rather than the Policy Owner bearing the investment risk, as is the case for Policy Value allocated to the Mutual Fund Account, PFL bears the full investment risk for all Policy Value allocated to the Fixed Account. PFL has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.

  Premium Payments applied to, and any amounts transferred to, the Fixed Account will reflect a fixed interest rate. The interest rates PFL sets will be credited for increments of at least one year measured from each Premium Payment or transfer date. These rates will never be less than an effective annual interest rate of 3%.

  Guaranteed Periods. PFL may offer optional guaranteed interest rate periods ("Guaranteed Period Options") into which Premium Payments may be paid or amounts transferred. For example, PFL may offer Guaranteed Period Options for 1, 3, 5, or 7 years duration from time to time. The Current Interest Rate PFL sets for funds placed in each Guaranteed Period Option will be guaranteed until the end of the applicable Guaranteed Period. At the end of the Guaranteed Period, the Policy Value for the Guaranteed Period Option will be rolled into a new Guaranteed Period Option(s) or may be transferred to any Subaccount(s) within the Mutual Fund Account.

  The Owner may choose the Guaranteed Period Option(s) in which to place the Policy Value by giving PFL notice within 30 days before the end of the expiring Guaranteed Period. In the absence of such election, the new Guaranteed Period Option will be the same as the expiring Guaranteed Period Option unless that Guaranteed Period Option is no longer offered, in which case, the next shorter Guaranteed Period Option offered will be used. PFL reserves the right, for new Premium Payments, transfers, or rollovers, to offer or not to offer any Guaranteed Period Option. PFL will, however, always offer at least a one-year Guaranteed Period Option.

  Surrenders or partial withdrawals from a Guaranteed Period Option prior to the end of the Guaranteed Period and which are in excess of the cumulative interest credited at the time of, but prior to, the withdrawal are subject to an Excess Interest Adjustment on the amount withdrawn. See "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment," p. 36.) No transfers from any Guaranteed Period Option to any other Investment Option will be allowed prior to the end of the Guaranteed Period. (See "Transfers," below.)

  PFL guarantees that, at any time prior to the Annuity Commencement Date, the amount in the Fixed Account allocable to a particular Policy will be not less than the amount of the Premium Payments or transfers to, less withdrawals or transfers from, the Fixed Account, plus interest at the effective annual rate of 3% per year, plus any excess interest credited to amounts in the Fixed Account, less any applicable Surrender Charge or premium or other taxes allocable to the Fixed Account. Upon full surrender, the Owner will always receive at least the Premium Payments applied to, less prior partial withdrawals and transfers from, the Fixed Account plus interest at the effective annual rate of 3%.

  Current Interest Rates will be determined by PFL in its sole discretion.

  For purposes of crediting interest, the oldest Premium Payment or transfer into a Guaranteed Period Option within the Fixed Account, plus interest allocable to that Premium Payment or transfer, is considered to be withdrawn first; the next oldest Premium Payment or transfer plus interest is considered to be withdrawn next, and so on (this is a "first-in, first-out" procedure). The Owner bears the risk that PFL will not credit interest in excess of 3% per year.

  Dollar Cost Averaging Fixed Account Option. PFL may offer a Dollar Cost Averaging Fixed Account Option separate from the Guaranteed Period Option(s). This option will have a one-year interest rate guarantee and will only be available under a Dollar Cost Averaging (DCA) program.

  Prior to the Annuity Commencement Date, no transfers, except through a Dollar Cost Averaging program, will be allowed from the Dollar Cost Averaging Fixed Account. Dollar Cost Averaging transfers to Subaccounts of the Mutual Fund

Account must begin within 30 days after the Premium Payment or transfer to the Dollar Cost Averaging Fixed Account. Transfers must be scheduled for at least six but not more than 24 months, or for at least four, but not more than eight calendar quarters. No changes to the amount transferred will be allowed, but changes can be made to the Subaccounts to which these transfers are allocated. Transfers under a Dollar Cost Averaging program will not be subject to an Excess Interest Adjustment. (See "THE RETIREMENT BUILDER ACCOUNTS--Dollar Cost Averaging" p. 30.)

  Dollar cost averaging requires regular investment regardless of fluctuating prices and does not guarantee profits nor prevent losses in a declining market. Before electing this option, individuals should consider their financial ability to continue purchases through periods of both high and low price levels.

TRANSFERS

  An Owner can transfer Policy Value from one Investment Option to another within certain limits.

  Subject to the limitations and restrictions described below, transfers from an Investment Option may be made, up to thirty days prior to the Annuity Commencement Date, by sending Written Notice, signed by the Owner, to the Administrative and Service Office. The minimum amount which may be transferred from a Subaccount of the Mutual Fund Account is the lesser of $500 or the entire Subaccount value. If the Subaccount value remaining after a transfer is less than $500, PFL reserves the right, at its discretion, to include that amount as part of the transfer.

  Transfers currently may be made without charge as often as the Owner wishes, subject to the minimum dollar amounts specified above. PFL reserves the right to limit these transfers to no more than 12 per Policy Year in the future or to charge up to $10 per transfer in excess of 12 per Policy Year.

  Transfers of funds from any of the Guaranteed Period Option(s) of the Fixed Account to any Subaccount(s) of the Mutual Fund Account are allowed only at the end of the Guaranteed Period(s), except that PFL may, at its discretion, offer the Owner the option to transfer the interest credited in any of the Guaranteed Period Option(s) to any Subaccount(s) of the Mutual Fund Account prior to the end of the Guaranteed Period. The maximum transfer permitted from any Guaranteed Period Option before the end of the Guaranteed Period will be the cumulative amount of interest credited for the Guaranteed Period Option at the time of, but prior to, the transfer. No Excess Interest Adjustment will apply to such transfers of interest.

  Transfers out of the Dollar Cost Averaging Fixed Account, except through a Dollar Cost Averaging program, are not allowed. (See "Dollar Cost Averaging," below.)

  After the Annuity Commencement Date, transfers out of the Fixed Account are not permitted. (See "DISTRIBUTIONS UNDER THE POLICY--Annuity Payment Options," p. 34.)

  Transfers may be made by telephone, subject to the provisions described below under "Telephone Transactions."

REINSTATEMENTS

  Requests are occasionally received by PFL to reinstate funds which had been transferred to another life insurance company pursuant to a Code Section 1035 exchange or trustee-to-trustee transfer. In this situation PFL will require the Owner to replace the same total dollar amount of funds in the applicable Subaccounts and/or Fixed Accounts as was taken from them to effect the exchange. The total dollar amount of funds reapplied to the Mutual Fund Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit values at the date of reinstatement (within two days of the date the funds are received by PFL). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the exchange. Amounts reapplied to the Fixed Account will be entitled to receive the interest rate they would otherwise have received had they not been withdrawn. However, an adjustment will be made to the amount reapplied to compensate PFL for the additional interest credited during the period of time between the withdrawal and the reapplication of the funds. Owners should consult a qualified personal tax adviser concerning the tax consequences of any Code Section 1035 exchanges or reinstatements.

TELEPHONE TRANSACTIONS

  Owners (or their designated registered representative) may make transfers and/or change the allocation of subsequent Premium Payments by telephone if the "Telephone Transfer/Reallocation Authorization" box in the Policy application has been initialed or telephone transfers have been subsequently authorized by the Owner by appropriate Written Request. PFL will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. However, PFL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If PFL fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice recorder equipment for the protection of the Owner. The Owner, when making telephone requests, will be required to provide the Owner's social security number, and/or other information for identification purposes.

  Telephone requests must be received at the Administrative and Service Office no later than 3:00 p.m. Central time in order to assure same-day pricing of the transaction.

  The telephone transaction privilege may be discontinued at any time as to some or all Owners and PFL may require written confirmation of a telephone transaction request at its discretion.

DOLLAR COST AVERAGING (DCA)

  Under the Dollar Cost Averaging program, prior to the Annuity Commencement Date, the Owner can instruct PFL to automatically transfer a dollar amount specified by the Owner from the DCA Fixed Account Option to any other Subaccount or Subaccounts of the Mutual Fund Account. The automatic transfers can occur monthly or quarterly and will occur on the 28th day of the month. If the DCA request is received prior to the 28th day of any month, the first transfer will occur on the 28th day of that month. If the DCA request is received on or after the 28th day of any month, the first transfer will occur on the 28th day of the following month. The amount transferred each time must be at least $500. A minimum of six monthly or four quarterly transfers are required and a maximum of 24 monthly or eight quarterly transfers are allowed from the DCA Fixed Account.

  Dollar Cost Averaging results in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer Accumulation Units when the Accumulation Unit value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Policy Values or will otherwise be successful.

  The Policy Owner may request Dollar Cost Averaging when purchasing the Policy or later. The program will terminate when the amount in the DCA Fixed Account is insufficient for the next transfer, at which time the entire remaining balance is transferred.

  The Owner may discontinue the program after satisfying the required minimum number of transfers at any time by sending a Written Notice to the Administrative and Service Office. The required minimum number of transfers (6 monthly or 4 quarterly) must be satisfied each time the DCA program is restarted following termination of the program for any reason. There is no charge for participation in this program.

ASSET REBALANCING

  Prior to the Annuity Commencement Date the Owner may instruct PFL to automatically transfer amounts among the Subaccounts of the Mutual Fund Account on a regular basis to maintain a desired allocation of the Policy Value among the various Subaccounts offered. Rebalancing will occur on a monthly, quarterly, semi-annual, or annual basis based on the Policy Date, and beginning on a date selected by the Owner. The Owner must select the percentage of the Policy Value desired in each of the various Subaccounts offered (totaling 100%). Any amounts in the Fixed Account are ignored for purposes of asset rebalancing. Rebalancing may be started, stopped, or changed at any time, except that rebalancing will not be available when:

    (1) a Dollar Cost Averaging program is in effect; or

    (2) any other transfer is requested.

There is no charge for participation in this program.

                                  THE POLICY

  The Retirement Income Builder Variable Annuity Policy is a flexible premium variable annuity policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by reference to the Policy itself, a copy of which is available upon request from PFL. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

POLICY APPLICATION AND ISSUANCE OF POLICIES

  Before it will issue a Policy, PFL must receive a completed Policy application or transmittal form and a minimum initial Premium Payment of $2,000 for a Nonqualified or Qualified Policy. There is no minimum initial Premium Payment required for tax deferred 403(b) annuities. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application shall be based on PFL's underwriting standards, and PFL reserves the right to reject any application or Premium Payment based on those underwriting standards.

  If the application or transmittal form can be accepted in the form received, the initial Premium Payment will be credited to the Policy Value within two Business Days after the later of receipt of the information needed to issue the Policy or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five Business Days and given an explanation for the delay and the initial Premium Payment will be returned at that time unless the applicant consents to PFL's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  PFL may, if the application or transmittal form can be accepted in the form received, credit the initial Premium Payment to the Policy Value within one Business Day after the later of receipt by PFL's agent of the information needed or the Premium Payment.

  The date on which the initial Premium Payment is credited to the Policy Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

PREMIUM PAYMENTS

  All initial Premium Payment checks or drafts should be made payable to PFL Life Insurance Company and sent to the Administrative and Service Office. Subsequent Additional Premium Payments should also be sent to the Administrative and Service Office. The Death Benefit will not take effect until the check or draft for the Premium Payment is honored.

  Initial Premium Payment. The minimum initial Premium Payment that PFL currently will accept under a Policy is $2,000 under a Nonqualified or Qualified Policy. There is no minimum initial Premium Payment required for tax deferred 403(b) annuity purchases. PFL reserves the right to increase or decrease this amount for a class of Policies issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Policy.

  Subsequent Additional Premium Payments. While the Annuitant is living and prior to the Annuity Commencement Date, the Owner may make Subsequent Additional

Premium Payments at any time, and in any frequency. The minimum Subsequent Additional Premium Payment under both a Nonqualified Policy and a Qualified Policy is $50. Subsequent Additional Premium Payments will be credited to the Policy and added to the Policy Value as of the Business Day when the premium and required information are received.

  Maximum Total Premium Payments. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000.

  Allocation of Premium Payments. An Owner must allocate Premium Payments to one or more of the Investment Options. THE OWNER MUST SPECIFY THE INITIAL ALLOCATION IN THE POLICY APPLICATION OR TRANSMITTAL FORM. THIS ALLOCATION WILL BE USED FOR SUBSEQUENT ADDITIONAL PREMIUM PAYMENTS UNLESS THE OWNER REQUESTS A CHANGE OF ALLOCATION. All allocations must be made in whole percentages and must total 100%. However, the portion of the initial Premium Payment which is allocated to the Mutual Fund Account will be temporarily allocated entirely to the Money Market Portfolio of the Mutual Fund Account only for a period of time equal to the greater of the Policy's Right to Cancel Period, or fourteen
(14) days following the Policy Date. (See "SUMMARY--Right to Cancel Period," p. 9.) Based on current state laws, the maximum right to cancel period, and therefore maximum period of time the funds are expected to be allocated to the money market account, is 30 days from the date the policy is issued. At the end of that period, the Policy Value in the Money Market Portfolio will then be allocated to the Subaccount(s) of the Mutual Fund Account in accordance with the allocation percentages specified by the Owner. If Premium Payments are allocated to the Dollar Cost Averaging Fixed Account, directions regarding the Subaccount(s) to which transfers are to be made must be specified on the application or other proper Written Request. If the Owner fails to specify how Premium Payments are to be allocated, the Premium Payment(s) cannot be accepted.

  The Owner may change the allocation instructions for future Subsequent Additional Premium Payments by sending a Written Notice, signed by the Owner, to PFL's Administrative and Service Office, or by telephone (subject to the provisions described under "THE RETIREMENT BUILDER ACCOUNTS-- Telephone Transactions," p. 30). The allocation change will apply to Premium Payments received after the date the Written Notice or telephone request is received.

  Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to PFL by check or draft may be postponed until such time as PFL determines that such instrument has been honored.

POLICY VALUE

  On or before the Annuity Commencement Date, the Policy Value is equal to the
Owner's:

    (1) Premium Payments; minus

    (2) Partial Withdrawals (including any applicable Excess Interest Adjustments and/or Surrender Charges on such withdrawals); plus

    (3) interest credited in the Fixed Account; plus

    (4) accumulated gains or losses in the Mutual Fund Account; minus

    (5) Service Charges, premium taxes and transfer fees, if any.

  The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s), as well as the deductions for charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that both the New York Stock Exchange and PFL's Administrative and Service Office are open for business. Holidays are generally not Business Days.

  The Mutual Fund Policy Value. When a Premium Payment is allocated or an amount is transferred to a Subaccount of the Mutual Fund Account, it is credited to the Policy Value in the form of Accumulation Units. Each Subaccount of the Mutual Fund Account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the Premium Payment or amount transferred to the Subaccount by the Accumulation Unit value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or fully surrendered or partially withdrawn from a Subaccount, Accumulation Units are canceled or redeemed in a similar manner.

  For each Subaccount, the Accumulation Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Underlying Funds less any applicable charges or fees. Therefore, the Accumulation Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Accumulation Unit Values is described in detail in the Statement of Additional Information.

ADJUSTED POLICY VALUE (APV)

  The Adjusted Policy Value is the Policy Value increased or decreased by any Excess Interest Adjustment.

  The Adjusted Policy Value will be used on the Annuity Commencement Date to provide the amount of annuity payments under a Policy.

AMENDMENTS

  No change in the Policy is valid unless made in writing by PFL and approved by one of PFL's officers. No Registered Representative has authority to change or waive any provision of the Policy.

  PFL reserves the right to amend the Policies to meet the requirements of the Code, regulations or published rulings. An Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

NON-PARTICIPATING POLICY

  The Policy does not participate or share in the profits or surplus earnings of PFL. No dividends are payable on the Policy.

                        DISTRIBUTIONS UNDER THE POLICY

SURRENDERS

  Prior to the Annuity Commencement Date, the Owner may surrender all or a portion of the Cash Value in exchange for a payment from PFL. The Cash Value is the Adjusted Policy Value, less the Surrender Charge, if any. (See "DISTRIBUTIONS UNDER THE POLICY--Annuity Payment Options," p. 39.) The Policy cannot be surrendered after the Annuity Commencement Date. (See "DISTRIBUTIONS UNDER THE POLICY--Annuity Payments," p. 38.)

  When requesting a partial surrender ($500 minimum), the Owner must instruct PFL how the amount withdrawn is to be allocated among various Guaranteed Period Options of the Fixed Account and/or the Subaccount(s) of the Mutual Fund Account. If the Owner's request for a partial surrender from a Guaranteed Period Option of the Fixed Account is greater than the Cash Value of that Guaranteed Period Option, PFL will pay the Owner the amount of the Cash Value of that Guaranteed Period Option. If no allocation instructions are given, the withdrawal will be deducted from each Investment Option in the same proportion that the Owner's interest in each Investment Option bears to the total Policy Value. PFL reserves the right to defer payment of the Cash Value from the Fixed Account for up to six months.

  In each Policy Year the Owner may request partial surrenders ($500 minimum) of up to 10% of the Policy Value free of Surrender Charges. The amount that may be taken free of Surrender Charges each Policy Year is cumulative. This is referred to as the Cumulative Free Percentage. That is, Cumulative Free Percentages which are not taken are carried forward and are available to be taken in the following Policy Year free of Surrender Charges. Cumulative Free percentage withdrawals previously taken reduce the Cumulative Free Percentage that is available. For example, 10% Cumulative Free Percentage is available at the beginning of the first policy year. If no partial withdrawals are taken in the first policy year, the first year unused Cumulative Free Percentage of 10% is carried forward to the second policy year. The unused 10% from year one plus 10% additional Cumulative Free Percentage available at the beginning of policy year two accumulates to a 20% Cumulative Free Percentage as of the beginning of policy year two. Assume only 5% is used in policy year two. Thus the Cumulative Free Percentage available as of the beginning of policy year three would be 25% (i.e., 20% - 5% = 15% unused from policy year two, plus an additional 10% available at the beginning of policy year three). Amounts withdrawn in excess of the available Cumulative Free Percentage will be subject to a Surrender Charge (up to 6%). Neither a Surrender Charge nor an Excess Interest Adjustment will be assessed if the withdrawal is necessary to meet the minimum distribution requirements for that Policy specified by the IRS for tax qualified plans.

  Upon full surrender or partial withdrawal, the cumulative interest credited at the time of, but prior to, the surrender or withdrawal will not be subject to an Excess Interest Adjustment.

  Surrenders or partial withdrawals that are allowed free of Surrender Charges will reduce the Policy Value by the amount withdrawn. Surrendered or partially withdrawn amounts in excess of the portion that is free of Surrender Charges are Excess Partial Withdrawals. Excess Partial Withdrawals will reduce the Policy Value by an amount equal to (X - Y + Z) where:

  X = Excess Partial Withdrawal

  A = Amount of Partial Withdrawal subject to Excess Interest Adjustment.

  Y = Excess Interest Adjustment = (A) X (G - C) X (M/12) where G, C, and M are defined in the Excess Interest Adjustment Section (see below), with "A" substituted for "S" in the definitions of G and M.

  Z = Surrender Charge on X - Y.

  For a discussion of the Surrender Charge, see "CHARGES AND DEDUCTIONS-- Surrender Charge," p. 46. For a discussion of the Excess Interest Adjustment, see Appendix "A" and "DISTRIBUTIONS UNDER THE POLICY--Excess Interest Adjustment," p. 36.

  Since the Owner assumes the investment risk with respect to all Premium Payments allocated to the Mutual Fund Account, and because withdrawals may be subject to an Excess Interest Adjustment and to a Surrender Charge, and possibly premium taxes, the total amount paid upon total surrender of the Cash Value (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the total Cash Value, or at any time the Policy Value is zero, all rights of the Owner and Annuitant will terminate.

  In addition to the Excess Interest Adjustment and Surrender Charge and any applicable premium taxes, surrenders and partial withdrawals may be subject to income taxes and, if taken prior to age 59 1/2, a ten percent penalty tax. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 49.)

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTION

  In some states, if the Owner or Owner's spouse (Annuitant or Annuitant's spouse if the Owner is not a natural person)-(1) has been confined in a hospital or nursing facility for 30 consecutive days or (2) has been diagnosed after the Policy Date as having a terminal condition as defined in the Policy or endorsement, and the individual was not so confined or diagnosed as of the Policy Date, then the Surrender Charge, Excess Interest Adjustment, and partial withdrawals adjustment as described in the Guaranteed Minimum Death Benefit calculation, (See "DISTRIBUTIONS UNDER THE POLICY--Death Benefit," p. 43.) are not imposed on surrenders or partial withdrawals. (Since this benefit may not be available in all states--see the Policy or endorsement for details.) (See DISTRIBUTIONS UNDER THE POLICY--Nursing Care and Terminal Condition Withdrawal Option," p. 36.)

UNEMPLOYMENT WAIVER

  The Owner may withdraw all or a portion of the Policy Value free of Surrender Charges and free of Excess Interest Adjustments if the Owner or Owner's spouse (Annuitant or Annuitant's spouse, if the Owner is not a natural person) becomes unemployed. In order to qualify, the affected individual 1) must have been employed full time for at least two years prior to becoming unemployed, 2) must have been employed full time on the Policy Date, 3) must have been unemployed for at least 60 consecutive days at the time of withdrawal, and 4) must have a minimum Cash Value at the time of withdrawal of $5,000. Proof of unemployment will consist of providing PFL with a determination letter from the applicable State's Department of Labor which verifies that the individual qualifies for and is receiving unemployment benefits at the time of withdrawal. The determination letter must be received by PFL no later than fifteen (15) days following the date PFL receives the withdrawal request. (This benefit may not be available in all states--see the Policy or endorsement for details.)

EXCESS INTEREST ADJUSTMENT (EIA)

  Full surrenders, partial withdrawals, and amounts applied to an Annuity Payment Option (prior to the end of any Guaranteed Period) from the Fixed Account Guaranteed Period Options will be subject to an Excess Interest Adjustment except as provided for under "Surrenders" above or "Systematic Payout Option," below.

  EIA = S x (G-C) x (M/12)

where: S is the gross amount (i.e. before Surrender Charges and premium taxes, if any) being surrendered, partially withdrawn, or applied to an Annuity Payment Option that is subject to the Excess Interest Adjustment.

       G is the guaranteed interest rate applicable to S.

       C is the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period Option than "M". If this Policy form or such a Guaranteed Period Option is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

       M is the number of months remaining in the Guaranteed Period Option for S, rounded up to the next higher whole number of months.

  Generally, if G (the guaranteed interest rate applicable to the amount surrendered) is lower than C (the current guaranteed interest rate offered on new Premium Payments), the application of the Excess Interest Adjustment (a negative Excess Interest Adjustment) will result in a lower payment upon a full surrender, or a reduction in the Policy Value which is larger than the amount of a requested partial surrender. Conversely, if G is higher than C, the application of the Excess Interest Adjustment (a positive Excess Interest Adjustment) will result in a higher payment upon full surrender, or a reduction in the Policy Value which is smaller than the amount of a requested partial withdrawal.

  Upon taking a partial withdrawal from any Guaranteed Period Option, or upon full surrender of the Policy, the Excess Interest Adjustment for each Guaranteed Period Option will not reduce the Adjusted Policy Value for that Guaranteed Period Option below the amount paid into, less any prior withdrawals and transfers from that Guaranteed Period Option, plus interest at the 3% guaranteed effective annual interest rate.

  The formula for calculating the Excess Interest Adjustment and examples of the application of the Excess Interest Adjustment are set forth in Appendix A to this Prospectus.

SYSTEMATIC PAYOUT OPTION

  Under the Systematic Payout Option, Owners can instruct PFL to make automatic payments to them monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be accomplished by electronic funds transfer directly to a checking or savings account. The minimum payment is $50. The maximum payment is 10% of the Policy Value at the time the Systematic Payout is made divided by the number of payments made per year (e.g. 12 for monthly). If this requested amount is below the minimum distribution requirements for that Policy specified by the IRS for tax qualified plans, the maximum payment will be increased to this minimum required distribution amount. Only partial withdrawal requests which are in excess of the minimum required distribution will be subject to any applicable Surrender Charge and/or Excess Interest Adjustment. The "Request for Systematic Payout" form must specify a date for the first payment, which must be at least 30 days but not more than one year after the form is submitted (i.e., Systematic Payouts will start at the end of the payment mode selected, but not earlier than 30 days from the date of request).

  The Surrender Charge and Excess Interest Adjustment will be waived for Owners under age 59 1/2 on Qualified Policies if they take Systematic Payouts using one of the payout methods described in I.R.S. Notice 89-25, Q&A-12 (the Life Expectancy Recalculation Option, Amortization, or Annuity Factor) which generally requires payments for life or life expectancy. These payments must be continued until the later of age 59 1/2 or five years from commencement of the payments. No additional withdrawals may be taken during the time these payments are made. For Qualified Policies, Owners age 59 1/2 or older, the Surrender Charge and Excess Interest Adjustment will be waived if payments are made using the Life Expectancy Recalculation Option.

  In addition, for either Qualified or Nonqualified Policies, the Surrender Charge will not be imposed on Systematic Payouts. Only Systematic Payouts in excess of the cumulative interest credited at the time of, but prior to, the payout will be subject to an Excess Interest Adjustment.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty taxes. In addition, the tax treatment of systematic payouts from Nonqualified Policies has had an unfavorable ruling regarding the ability to avoid the 10% penalty tax. Therefore, the Owner should consult a qualified tax adviser before requesting a Systematic Payout. In certain circumstances withdrawn amounts may be included in the Owner's gross income. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 49.)

ANNUITY PAYMENTS

  Annuity Commencement Date. Unless the Annuity Commencement Date is changed, Annuity Payments under a Policy will begin on the Annuity Commencement Date which is selected by the Owner at the time the Policy is applied for. The Annuity Commencement Date may be changed from time to time by the Owner by Written Notice to PFL, provided that notice of each change is received by PFL at its Administrative and Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by PFL, a new Annuity Commencement Date must be a date which is: (1) at least thirty (30) days after the date notice of the change is received by PFL and (2) not later than the last day of the Policy month starting after the Annuitant attains age 85. In no event will an Annuity Commencement Date be permitted to be later than the last day of the Policy month following the month in which the Annuitant attains age 95. The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the Annuitant's death.

  Election of Payment Option. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may choose a Payment Option or change the election, but Written Notice of any election or change of election must be received by PFL at its Administrative and Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made under (i) Option 3, life income with level payments for 10 years certain, using the existing Adjusted Policy Value of the Fixed Account, or (ii) under Option 3-V, life income with variable payments for 10 years certain using the existing Policy Value of the Mutual Fund Account, or (iii) in a combination of
(i) and (ii). If the Adjusted Policy Value on the Annuity Commencement Date is less than $2000, PFL reserves the right to pay it in one lump sum in lieu of applying it under a Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit in a lump sum or under one of the Payment Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p. 43.) Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Owner (or the Beneficiary, after the Annuitant's death).

  The person who elects a Payment Option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

  A payee who did not elect the Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

  Unless the Owner specifies otherwise, the payee shall be the Annuitant, or, after the Annuitant's death, the Beneficiary. PFL may require written proof of the age of any person who has an annuity purchased under Option 3, 3-V, 5 or 5-V.

  Premium Tax. PFL may be required by state law to pay premium tax on the amount applied to a payment option or upon withdrawal. If so, PFL will deduct the premium tax before applying or paying the proceeds.

  Supplementary Contract. Once proceeds become payable and a Payment Option has been selected, the Policy will terminate and PFL will issue a Supplementary Contract to reflect the terms of the option selected. The Supplementary Contract will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Policy provides five Payment Options which are described below. Two of these are offered as either "Fixed Payment Options" or "Variable Payment Options," and three are only available as Fixed Payment Options. The Owner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Owner elects a combination, he must specify what part of the Policy proceeds are to be applied to the Fixed and Variable Payment Options (and he must also specify which Subaccounts for the Variable Payment Options).

  Note Carefully: Under Payment Options 3(l) and 5 (including 3-V(l) and 5-V), it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third Annuity Payment; and so forth.

  On the Annuity Commencement Date, the Adjusted Policy Value will be applied to provide for Annuity Payments under the selected Annuity Option as specified. The Adjusted Policy Value is the Policy Value for the Valuation Period which ends immediately preceding the Annuity Commencement Date, including the effect of any applicable Excess Interest Adjustment, and reduced by any applicable taxes.

  The effect of choosing a Fixed Payment Option is that the amount of each payment will be set on the Annuity Commencement Date and will not change. If a Fixed Payment Option is selected, the Adjusted Policy Value will be transferred to the general account of PFL, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. For further information, contact PFL at its Administrative and Service Office.

  Guaranteed Values. There are five Fixed Payment Options. Options 1, 2 and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed interest rate of 3% using the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.)

  Option 1--Interest Payments. The Adjusted Policy Value may be left with PFL for any agreed-upon term. PFL will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Owner and PFL when the option is elected.

  Option 2--Income for a Specified Period. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  Option 3--Life Income. An election may be made between:

    1. "No Period Certain"--Level payments will be made during the lifetime of the Annuitant.

    2. "10 Years Certain"--Level Payments will be made for the longer of the Annuitant's lifetime or ten years.

    3. "Guaranteed Return of Policy Proceeds"--Level payments will be made for the longer of the Annuitant's lifetime or until the total dollar amount of payments made equals the proceeds applied to the income option.

  Option 4--Income of a Specified Amount. Payments are made for any specified amount until the proceeds with interest are exhausted.

  Option 5--Joint and Survivor Annuity. Payments are made during the joint lifetime of the payee and a joint payee of the Owner's selection. Payments will be made as long as either person is living.

  For Options 2, 3, and 4, in the event of the death of the person receiving payments prior to the end of the Guaranteed Period, payments will be continued to that person's beneficiary or their present value may be paid in a single sum.

  Other options may be arranged by agreement with PFL. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed rates (guaranteed rates are based upon the mortality tables and/or guaranteed interest rates specified in the Policy under the section entitled "Annuity Payments"). Current amounts may be obtained from PFL.

  Variable Payment Options. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection Scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of subsequent Variable Annuity Payments will vary based on the investment performance of the Subaccount(s) of the Mutual Fund Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the Assumed Investment Return of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment performance exceeds the Assumed Investment Return, the amount of the Variable Annuity Payments would increase. Conversely, if actual investment performance is lower than the Assumed Investment Return, the amount of the Variable Annuity Payments would decrease.

  Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the Annuitant. The adjusted age is the Annuitant's actual age nearest birthday, on the Annuity Commencement Date, adjusted as follows:

       ANNUITY COMMENCEMENT DATE   ADJUSTED AGE
       -------------------------   ------------
       Before 2001                    Actual Age
       2001-2010                      Actual Age minus 1
       2011-2020                      Actual Age minus 2
       2021-2030                      Actual Age minus 3
       2031-2040                      Actual Age minus 4
       After 2040                     As determined by PFL

  This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  Option 3-V--Life Income. An election may be made between:

    1. "No Period Certain"--Payments will be made during the lifetime of the Annuitant.

    2. "10 Years Certain"--Payments will be made for the longer of the Annuitant's lifetime or ten years.

  Option 5-V--Joint and Survivor Annuity. Payments are made as long as either the Annuitant or the joint Annuitant is living.

  Certain options may not be available in some states.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount on the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the Policy then remains fixed, assuming no transfers to or from that Subaccount occur. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the Policy by the Annuity Unit value for the particular Subaccount on the date the payment is made.

  Transfers. A Policy Owner may transfer the value of the Annuity Units from one Subaccount to another within the Mutual Fund Account or to the Fixed Account. However, after the Annuity Commencement Date no transfers may be made from the Fixed Account to the Mutual Fund Account. The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, PFL reserves the right to include those Annuity Units as part of the transfer. PFL reserves the right to limit transfers between Subaccounts or from the Mutual Fund Account to the Guaranteed Period Options of the Fixed Account after the Annuity Commencement Date to once per Policy Year.

  A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Owner has not provided PFL with a written election not to have federal income taxes withheld, PFL must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain qualified Policies. (See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," p. 49.)

  Adjustment of Annuity Payments. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $50, PFL may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $50. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, PFL may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Death of Annuitant Prior to Annuity Commencement Date. A Death Benefit will be paid to the Beneficiary if the Owner, who is the Annuitant, dies prior to the Annuity Commencement Date. The amount of the Death Benefit will be the greatest of a) the Policy Value on the date proof of the Owner's death and an election of the method of settlement are received by PFL's Administrative and Service Office, b) the Cash Value on the date PFL receives due proof of death and an election of a method of settlement, or c) the Guaranteed Minimum Death Benefit ("GMDB") described below.

  There are three Guaranteed Minimum Death Benefit options available, (A) the "Return of Premium Death Benefit", (B) the "5% Annually Compounding Death Benefit," and (C) the "Annual Step-Up Death Benefit."

  The "Return of Premium Death Benefit" is the total Premium Payments less any Adjusted Partial Withdrawals (defined below), as of the date of death.

  The "5% Annually Compounding Death Benefit" is the total Premium Payments less any Adjusted Partial Withdrawals (defined below) plus interest at an effective annual rate of 5% from the payment or withdrawal date up to the earlier of the date of death or the Owner's 81st birthday. There is an extra charge for this Death Benefit (See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Fee," p. 47.)

  The "Annual Step-Up Death Benefit" is the largest Policy Value on the issue date or on any Policy Anniversary prior to the earlier of the date of death or the Owner's 81st birthday, plus any premiums paid, less any partial withdrawals taken, subsequent to the date of the largest anniversary Policy Value. There is an extra charge for this Death Benefit. (See CHARGES AND DEDUCTIONS--Mortality and Expense Risk Fee, p. 47.)

  Under all three Death Benefit Options, if the surviving spouse elects to continue the Policy in lieu of receiving the Death Benefit, an amount equal to the excess, if any, of the Guaranteed Minimum Death Benefit (i.e., the Return of Premium Death Benefit, the 5% Annually Compounding Death Benefit, or the Annual Step-Up Death Benefit) over the Policy Value, will then be added to the Policy Value. This amount will be added only once, at the time of such election.

  If no choice of Guaranteed Minimum Death Benefit is made in the Policy application, the "Return of Premium Death Benefit" will apply.

  After the Policy Date, an election cannot be made and the Death Benefit option cannot be changed.

  Adjusted Partial Withdrawal. To determine the Guaranteed Minimum Death Benefit for each partial withdrawal, the Adjusted Partial Withdrawal is the sum of (1) and (2), where

  (1) The Surrender-charge-free withdrawal amount taken and,

  (2) (X-Y+Z) as defined in "DISTRIBUTIONS UNDER THE POLICY--Surrenders", times

    (a) the amount of the Death Benefit on the date of, but prior to, the Excess Partial Withdrawal, divided by

    (b) the Policy Value on the date of, but prior to, the Excess Partial Withdrawal.

  If a partial withdrawal is taken when the Guaranteed Minimum Death Benefit exceeds the Policy Value, then the partial withdrawal amount used to determine the Guaranteed Minimum Death Benefit will exceed the amount of the partial withdrawal. In that case, the total proceeds of a partial withdrawal followed by a Death Benefit could be less than total Premium Payments.

  If the Annuitant who is not the Owner dies, the Owner will become the Annuitant and no Death Benefits are payable unless the Owner specifically requests on the Policy application or in writing that the Death Benefit be paid upon the Annuitant's death and PFL agrees to such election. See your Policy's provisions.

  Due Proof of Death of the Annuitant is proof that the Annuitant who is the Owner died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement and return of the Policy, the Death Benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Payment Options described above, unless a settlement agreement is effective at the death of the Owner preventing such election.

  If the Annuitant was the Owner, and the Beneficiary was not the Annuitant's spouse, the Death Benefit must (1) be distributed within five years of the date of the deceased Owner's death, or (2) payments under a Payment Option must begin within one year of the deceased Owner's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death Proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased Owner's death. If the sole Beneficiary is the deceased Owner's surviving spouse, such spouse may elect to continue the Policy as the new Annuitant and Owner instead of receiving the Death Benefit. (See "Federal Tax Matters" in the Statement of Additional Information.)

  If the Annuitant is not the Owner, and the Owner dies prior to the Annuity Commencement Date, a Successor Owner may surrender the Policy at any time for the amount of the Adjusted Policy Value. If the successor owner is not the Owner's spouse, however, the Adjusted Policy Value must be distributed within five years after the date of death of the Owner.

  Death On or After Annuity Commencement Date. The Death Benefit payable on or after the Annuity Commencement Date depends on the Payment Option selected. If any Owner dies on or after the Annuity Commencement Date, but before the entire interest in the Policy is distributed, the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Owner may change the designated Beneficiary by sending Written Notice to PFL. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary.) The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when the Notice is received by PFL. PFL will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally.

DEATH OF OWNER

  Federal tax law requires that if any Owner (including any joint Owner or any Successor Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where 1) the spouse of the deceased Owner is the sole beneficiary,
2) the Owner is not a natural person and the primary Annuitant dies or is changed, or 3) any Owner dies after the Annuity Commencement Date. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other rules may apply to Qualified Policies. (See also "Death Benefit" above.)

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity Policy issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER QUALIFIED POLICIES

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from Premium Payments when made, so that the full amount of each Premium Payment is invested in one or more of the Accounts. PFL will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions. Charges and expenses are also deducted from the Underlying Funds.

SURRENDER CHARGE

  PFL will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. PFL may apply a Surrender Charge, which is a contingent deferred sales charge, to any amount surrendered (i.e., withdrawn) in connection with a full or partial Policy surrender in order to cover distribution expenses. A Surrender Charge, if applicable, will only be applied to withdrawals which exceed the Cumulative Free Percentage at the time of, but prior to, the withdrawal. (See "DISTRIBUTIONS UNDER THE POLICY--Surrenders" p. 34.)

  In some states, the Surrender Charge is not imposed on partial or full surrenders if the Owner or Owner's spouse (Annuitant or Annuitant's spouse if the Owner's not a natural person): 1) has been confined in a hospital or nursing facility for 30 consecutive days or 2) has been diagnosed after the Policy Date as having a terminal condition as defined in the Policy or endorsement and the individual was not so confined or diagnosed on the Policy Date. (This benefit is not available in all states, see the Policy or endorsement for details.) (See "DISTRIBUTIONS UNDER THE POLICY--Nursing Care and Terminal Condition Withdrawal Option," p. 36.) Subject to certain conditions, a Surrender Charge is not imposed for full or partial surrenders if the Owner or Owner's spouse becomes unemployed. (See "DISTRIBUTIONS UNDER THE POLICY--Unemployment Waiver," p. 36.) A Surrender Charge will also not be applied if the withdrawal is necessary to meet the minimum distribution requirements for that policy specified by the IRS for tax qualified plans. The Surrender Charge is also waived upon certain Systematic Payouts. (See "DISTRIBUTIONS UNDER THE POLICY--Systematic Payout Option," p. 37.)

  The amount of the Surrender Charge is determined by multiplying the amount of the Premium Payment withdrawn by the applicable Surrender Charge

Percentage. The applicable Surrender Charge Percentage will depend upon the number of years that have elapsed since the Premium Payment that is being withdrawn was made. For this purpose, surrenders are allocated to Premium Payments on a "first-in, first-out" basis, i.e., first to the oldest Premium Payment, then to the next oldest Premium Payment and so on. Premium Payments are deemed to be withdrawn before earnings, and after all Premium Payments have been withdrawn, the remaining Adjusted Policy Value may be withdrawn without any Surrender Charge. The following is the table of Surrender Charge
Percentages:

                                                           APPLICABLE SURRENDER
                                                             CHARGE PERCENTAGE
                           NUMBER OF                          (AS PERCENTAGE
                          YEARS SINCE                           OF PREMIUM
                        PREMIUM PAYMENT                     PAYMENT WITHDRAWN)
                        ---------------                    ---------------------
      Less than 1.........................................           6%
      At least 1 and less than 2..........................           6%
      At least 2 and less than 3..........................           6%
      At least 3 and less than 4..........................           4%
      At least 4 and less than 5..........................           2%
      5 or more...........................................           0%

  No Surrender Charge will be applied after the tenth Policy Year.

  PFL anticipates that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from PFL's general funds, which will include amounts derived from the fee for mortality and expense risks.

MORTALITY AND EXPENSE RISK FEE

  PFL imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. For Guaranteed Minimum Death Benefit Option A (Return of Premium Death Benefit), this charge is equal to an effective annual rate of 1.10% of the daily net asset value in the Mutual Fund Account for each Subaccount. For Guaranteed Minimum Death Benefit Options B (5% Annually Compounding Death Benefit), and C (Annual Step-Up Death Benefit), the corresponding charge is equal to 1.25% of the net assets in the Mutual Fund Account. The Mortality and Expense Risk Fee is reflected in the Accumulation or Annuity Unit Values for the Policy for each Subaccount.

  Policy Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by PFL. The mortality risks assumed by PFL arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Annuity Commencement Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the periodic Annuity payments that the Annuitant will receive under the Policy.

  PFL also bears substantial risk in connection with the Death Benefit Guarantee since PFL will pay a Death Benefit equal to the Guaranteed Minimum Death Benefit (i.e., Return of Premium Death Benefit, 5% Annually Compounding Death Benefit, or Annual Step-Up Death Benefit) if that amount is higher than the greater of the Policy Value or the Cash Value.

  The expense risk assumed by PFL is the risk that PFL's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative and Service Charges.

  If the Mortality and Expense Risk Fee is insufficient to cover PFL's actual costs, PFL will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to PFL. PFL expects a profit from this charge. To the extent that the Surrender Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from PFL's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Fee. A Mortality and Expense Risk Fee is assessed during the annuity phase for all Variable Annuity Options.

ADMINISTRATIVE CHARGES

  In order to cover the costs of administering the Policies, PFL deducts a Service Charge from the Policy Value of each Policy.

  The annual Service Charge is deducted from the Policy Value of each Policy on each Policy Anniversary prior to the Annuity Commencement Date. PFL also reserves the right to charge up to $30 at the time of surrender during any Policy Year. After the Annuity Commencement Date, the charge is not deducted. This annual Service Charge is the lesser of 2% of the Policy Value or $30 and it will not be increased in the future. This charge is waived if either the Policy Value or the sum of all Premium Payments less the sum of all partial surrenders equals or exceeds $50,000 on a Policy Anniversary (or date of surrender). PFL does not anticipate realizing any profit from this charge. The Service Charge will be deducted from the Guaranteed Period Option(s) of the Fixed Account and from the Subaccount(s) in the Mutual Fund Account, in the same proportion that the Owner's interest in each Guaranteed Period Option/Subaccount bears to the Owner's total Policy Value.

  PFL also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by PFL in connection with the administration of the Account and the Policies. The effective annual rate of this charge is .15% of the net assets in the Mutual Fund Account. (See "CHARGES AND DEDUCTIONS--Administrative Charges," p. 48.)

PREMIUM TAXES

  PFL currently makes no deduction from the Premium Payments for any state premium taxes PFL pays in connection with Premium Payments under the Policies. However, PFL will deduct the aggregate premium taxes paid on behalf of a particular Policy from the Policy Value on (i) the Annuity Commencement Date (thus reducing the Policy Value), (ii) the total surrender of a Policy, or
(iii) payment of the death proceeds of a Policy. Premium taxes currently range from 0% to 3.50% of Premium Payments.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, PFL reserves the right to deduct charges in the future for any taxes or other economic burden resulting from the application of any tax laws that PFL determines to be attributable to the accounts or the policies.

TRANSFER FEE

  There is no charge for the first 12 allowable transfers among Investment Options in each Policy Year. PFL reserves the right to impose a $10 charge for the thirteenth and each subsequent transfer request made by the Owner during a single Policy Year. For the purpose of determining whether a Transfer Fee is payable, Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No Transfer Fee will be imposed for any transfer which is not at the Owner's request.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

  Each of the Portfolios of the Underlying Funds is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios of the Underlying Funds for investment advisory services provided to the Portfolio. The net assets of each Portfolio of the Underlying Funds will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Underlying Funds, current copies of which accompany this Prospectus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Policy, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity policy, PFL may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity policy. PFL will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Subsequent Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; PFL will not accept a Subsequent Additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

  The Qualified Policies were designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Sections 401(a), 403(b), or 408(a), or 457 of the Code and individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) of the Code. Certain requirements must be satisfied in purchasing a Qualified Policy in order for the plan, account or annuity to retain its special tax treatment. This summary is not intended to cover such requirements, and assumes that Qualified Policies are purchased pursuant to retirement plans or individual retirement accounts, or are individual retirement annuities, that qualify for such special tax treatment. This summary was prepared by PFL after consultation with tax counsel, but no opinion of tax counsel has been obtained.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A POLICY UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

TAX STATUS OF THE POLICY

  The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the tax requirements for qualifying as an annuity contract.

TAXATION OF ANNUITIES

  The discussion below applies only to those Policies owned by natural persons, and that qualify as annuity contracts for federal income tax purposes. With respect to Owners who are natural persons, the Policy should be treated as an annuity contract for federal income tax purposes.

  In General. Except as described below with respect to Owners who are not natural persons, an Owner who holds a Policy satisfying the diversification and distribution requirements described in the Statement of Additional Information should not be taxed on increases in the Policy Value until an amount is received or deemed received, e.g., upon a partial or full surrender, assignment, or as Annuity Payments under the Annuity Option selected. Generally, any amount received or deemed received under a Nonqualified Annuity Contract prior to the Annuity Commencement Date is deemed to come first from any "Income on the Contract" and then from the "Investment in the Contract." The "Investment in the Contract" generally equals total premium payments less amounts received which were not includable in gross income. To the extent that the Policy Value (ignoring any surrender charges except on a full surrender) exceeds the "Investment in the Contract," such excess constitutes the "Income on the Contract." For these purposes such "Income on the Contract" shall be computed by reference to the aggregation rules described below, and the amount includable in gross income will be taxable as ordinary income. If at the time that any amount is received or deemed received there is no "Income on the Contract" (e.g., because the gross Policy Value does not exceed the "Investment in the Contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "Investment in the Contract."

  For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Policy Value (including assignment of Owner's right to receive Annuity Payments prior to the Annuity Commencement Date) generally will be treated as a distribution in the amount of such portion of the Policy Value. Additionally, if an Owner designates a new Owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Policy in an amount equal to the Policy Value. A transfer of ownership or an assignment of a Policy, or designation of an Annuitant or Beneficiary who is not also the Owner, as well as the selection of certain Annuity Commencement Dates, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, designation, selection or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Aggregation Rules. Generally all Nonqualified deferred annuity contracts issued by the same company (or an affiliated company) to the same owner during any calendar year shall be treated as one annuity contract, and "aggregated" for purposes of determining the amount includable in gross income. In addition, for such purposes all individual retirement annuities and accounts under Section 408 of the Code for an individual are aggregated, and generally all distributions therefrom during a calendar year are treated as one distribution made as of the end of such year.

  Surrenders or Withdrawals. In the case of a partial surrender (including systematic payouts) under a Nonqualified Policy, the amount received generally will be includable in gross income to the extent that it does not exceed the "Income on the Contract" which is generally equal to the excess of the Policy Value immediately before the partial surrender over the "Investment in the Contract" at that time. However, for these purposes the Policy Value immediately before a partial surrender may have to be increased by any positive Excess Interest Adjustment which results from such a partial surrender or which could result from a simultaneous full surrender, and may need further adjustments if the aggregation rules apply. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment that may apply in the case of a Non-Qualified Policy or a Qualified Policy. In the case of a partial surrender (including systematic payouts) under a Qualified Policy (other than one qualified under Section 457 of the Code), a ratable portion of the amount received is generally excludable from gross income, based on the ratio of the "Investment in the Contract" to the individual's total account balance or accrued benefit under the retirement plan at the time of each such payment. For a Qualified Policy, the "Investment in the Contract" can be zero, and generally any distribution would therefore be fully taxable. Special tax rules may be available for certain distributions from a Qualified Policy. In the case of a full surrender under a Nonqualified Policy or a Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the "Investment in the Contract", unless the aggregation rules apply.

  Annuity Payments. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, in general, for Nonqualified and certain Qualified Polices, only a portion of the Annuity Payments received after the Annuity Commencement Date will be includable in the gross income of the recipient.

  For Fixed Annuity Payments, in general the excludable portion of each payment is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total expected value of the Annuity Payments for the term of the payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  For Variable Annuity Payments, the includable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is excludable from gross income. This dollar amount is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total number of expected periodic payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  Where an Owner allocates a portion of the Adjusted Annuity Purchase Value on the Annuity Commencement Date to more than one annuity payment option (fixed or variable), special rules govern the allocation of the Policy's entire "Investment in the Contract" on such date to each such option, for purposes of determining the excludable amount of each payment received under that option. PFL makes no attempt to describe these allocation rules, because they would prescribe a complex variety of results, depending on how the allocations were made among the various types of options. Instead, any Owner is advised to consult a competent tax adviser as to the potential tax effects of allocating any amount of Adjusted Annuity Purchase Value to any particular annuity payment option.

  If, after the Annuity Commencement Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "Investment in the Contract" as of the Annuity Commencement Date over the aggregate amount of Annuity Payments received on or after the Annuity Commencement Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the "Investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the "Investment in the Contract" remains generally the total premium payments less amounts received which were not includable in gross income.

  Penalty Taxes. In the case of any amount received or deemed received from the Policy, e.g., upon a surrender of a Policy or a deemed distribution under a Policy resulting from a pledge, assignment or agreement to pledge or assign or an

Annuity Payment with respect to a Policy, there may be imposed on the recipient a federal penalty tax equal to 10% of the amount includable in gross income. The penalty tax generally will not apply to any distribution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a result of the death of the holder (generally the Owner); (iii) attributable to the disability of the taxpayer, or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and the taxpayer's beneficiary. Other rules may apply to Qualified Policies.

  Withholding. The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain Qualified Policies, certain distributions are subject to mandatory withholding.

  Qualified Policies. The Qualified Policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into PFL's Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law.

  PFL makes no attempt to provide more than general information about use of the Policy with the various types of retirement plans. Purchasers of Policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Policy.

  Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Policy must contain certain provisions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a Contingent Owner or assign the Policy as collateral security; (iii) the total Premium Payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) Annuity Payments or withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2; (v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; and (vii) the entire interest of the Owner is non-forfeitable. Policies intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  Section 408 of the Code also indicates that no part of the funds for an individual retirement account or annuity ("IRA") may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity policy that provides a death benefit that equals the greater of the premiums paid or the Cash Value for the contract. The Policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Policy under Section 408 of the Code. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Policy, comports with IRA qualification requirements.

  Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  Corporate Pension and Profit Sharing Plans and H.R 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments.

  Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is not used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a
Section 457 plan are taxable and are subject to federal income tax withholding as wages.

  Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Cash Value as of the close of the taxable year and all previous distributions under the Policy over (ii) the sum of the Premium Payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Policy. For these purposes, the Policy Value at year end may have to be increased by any positive Excess Interest Adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment. Notwithstanding the preceding sentences in that paragraph, Section 72(u) of the Code does not apply to (i) a Policy the nominal Owner of which is not a natural person but the beneficial Owner of which is a natural person, (ii) a Policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a Qualified Policy (other than one qualifying under Section 457) or (iv) a single-payment annuity the Commencement Date for which is no later than one year from the date of the single Premium Payment; such Policies are taxed as described above under the heading "Taxation of Annuities."

  Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of Nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change because of legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

                          DISTRIBUTOR OF THE POLICIES

  AEGON USA Securities, Inc., an affiliate of PFL, located at 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001, is the principal underwriter of the Policies. AEGON USA Securities, Inc. was incorporated under the laws of the State of Iowa in 1959 and is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD").

  Policies are sold by registered representatives of AEGON USA Securities, Inc. or of broker/dealers who have entered into written sales agreements with the principal underwriter, who are also licensed through various affiliated or unaffiliated agencies as insurance agents for PFL. PFL has entered into a distribution agreement with AEGON USA Securities, inc. and companion sales agreements with agencies and/or agents through which agreements the Polices are sold and the registered representatives are compensated by the agencies and/or AEGON USA Securities, Inc. Broker/dealers will generally receive sales commissions of up to 5% of Premium

Payments. These commissions are not deducted from Premium Payments, they are paid by PFL. In addition, certain production, persistency and managerial bonuses may be paid. Subject to applicable Federal and State laws and regulations, PFL may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Policies. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Policies. No amounts will be retained by AEGON USA Securities, Inc. for acting as principal underwriter for the Policies. The offering of Policies will be made on a continuing basis.

                                 VOTING RIGHTS

  To the extent required by law, PFL will vote the Underlying Fund shares held by the Mutual Fund Account at regular and special shareholder meetings of the Underlying Funds in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the Underlying Funds' shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Owner holds voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing the Owner's Policy Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

  The number of votes that the Owner or person receiving income payments has the right to instruct will be determined as of the date established by the Underlying Funds for determining shareholders eligible to vote at the meeting of the Underlying Funds. PFL will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Underlying Funds. Portfolio shares as to which no timely instructions are received and shares held by PFL in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policies participating in the same Subaccount.

  Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Mutual Fund Account is a party or to which the assets of the Account are subject. PFL is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Mutual Fund Account.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Policy--General Provisions.............................................   3
  Owner....................................................................   3
  Entire Policy............................................................   3
  Deferment of Payment and Transfers.......................................   3
  Misstatement of Age or Sex...............................................   4
  Reallocation of Policy Values After the Annuity Commencement Date........   4
  Assignment...............................................................   4
  Evidence of Survival.....................................................   4
  Non Participating........................................................   4
Federal Tax Matters........................................................   5
  Tax Status of the Policy.................................................   5
  Taxation of PFL..........................................................   5
Investment Experience......................................................   6
State Regulation of PFL....................................................   9
Administration.............................................................   9
Records and Reports........................................................   9
Distribution of the Policies...............................................  10
Custody of Assets..........................................................  10
Historical Performance Data................................................  10
  Money Market Yields......................................................  10
  Other Subaccount Yields..................................................  11
  Total Returns............................................................  12
  Other Performance Data...................................................  12
  Hypothetical Performance Data............................................  13
Legal Matters..............................................................  13
Independent Auditors.......................................................  13
Other Information..........................................................  13
Financial Statements.......................................................  13

                                  APPENDIX A

                          EXCESS INTEREST ADJUSTMENT

  The formula which will be used to determine the Excess Interest Adjustment
(EIA) is:

                               S*(G - C)* (M/12)

S=  Gross amount being withdrawn that is subject to the EIA

G=  Guaranteed Interest Rate applicable to S.

C= Current Guaranteed Interest Rate then being offered on new Premium Payments for the next longer Guaranteed Period than "M". If this policy form or such a Guaranteed period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M= Number of months remaining in the current Guaranteed Period, rounded up to the next higher whole number of months.

EXAMPLE 1 (FULL SURRENDER, RATES INCREASE BY 3%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Full Surrender:                        Middle of Contract Year 3

Policy Value ("PV") at middle of
  Contract Year 3                      = 50,000* (1.055) 2.5 = 57,161.18
Surrender Charge Free Amount at
  middle of Policy Year 3              = 57,161.18* .30 = 17,148.35
EIA Free Amount at middle of
  Policy Year 3                        = 57,161.18 - 50,000 = 7,161.18
Amount Subject to EIA                  = 57,161.18 - 7,161.18 = 50,000.00
EIA Floor                              = 50,000* (1.03)   2.5 = 53,834.80

Excess Interest Adjustment
 G = .055
 C = .085
 M = 30

Excess Interest Adjustment
                                       = S* (G - C)* (M/12)
                                       = 50,000.00* (.055 - .085)* (30/12)
                                       = (3,750.00), but Excess Interest
                                         Adjustment cannot cause the Adjusted
                                         Policy Value to fall below the
                                         floor, so the adjustment is limited
                                         to 53,834.80 - 57,161.18 = (3,326.38)

Adjusted Policy Value
                                        = PV + EIA = 57,161.18 + (3,326.38)
                                        = 53,834.80
Surrender Charge                        = (50,000 - 17,148.35)* .06
                                        = 1,971.10
Cash Value at middle of Policy
  Year 3                                = PV + EIA - Surrender Charge
                                        = 57,161.18 + (3,326.38) - 1,971.10
                                        = 51,863.70

EXAMPLE 2 (FULL SURRENDER, RATES DECREASE BY 1%):
Single Premium:                         $50,000
Guarantee Period:                       5 Years
Guarantee Rate:                         5.50% per annum
Full Surrender:                         Middle of Contract Year 3

Policy Value at middle of Policy
  Year 3                                = 50,000* (1.055)   2.5
                                        = 57,161.18
Surrender Charge Free Amount at
  middle of Policy Year 3               = 57,161.18* .30 = 17,148.35
EIA Free Amount at middle of
  Policy Year 3                         = 57,161.18 - 50,000 = 7,161.18

Amount Subject to EIA                   = 57,161.18 - 7,161.18 = 50,000.00
EIA Floor                               = 50,000* (1.03)   2.5
                                        = 53,834.80

Excess Interest Adjustment
 G = .055
 C = .045
 M = 30

Excess Interest Adjustment              = S* (G - C)* (M/12)
                                        = 50,000* (.055 - .045)* (30/12)
                                        = 1,250.00

Adjusted Policy Value                   = PV + EIA
                                        = 57,161.18 + 1,250.00
                                        = 58,411.18

Surrender Charge                        = (50,000 - 17,148.35)* .06
                                        = 1,971.10

Cash Value at middle of Policy
  Year 3                                = PV + EIA - Surrender Charge
                                        = 57,161.18 + (1,250) - 1,971.10
                                        = 56,440.08

  On a partial withdrawal, PFL will pay the Owner the full amount of withdrawal requested (as long as the Policy Value is sufficient). Surrender Charge--Free withdrawals will reduce the Policy Value by the amount withdrawn. Amounts withdrawn in excess of the Surrender Charge--Free amount will reduce the Policy Value by an amount equal to:

                                   X - Y + Z

X= Excess Partial Withdrawal = Requested withdrawal less Surrender Charge - Free amount
A= Amount of Partial Withdrawal which is subject to Excess Interest Adjustment = Requested withdrawal + EIA--Free Amount, where EIA - Free Amount = Cumulative interest credited at time of, but prior to, withdrawal.
Y= Excess Interest Adjustment = (A)*(G - C)*(M/12) where G, C, and M are defined above, with "A" substituted for "S" in the definition of G and M.
Z=  Surrender Charge on X minus Y.

EXAMPLE 3 (PARTIAL WITHDRAWAL, RATES INCREASE BY 1%):
Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Partial Surrender:                     $30,000; Middle of Contract Year 3

Policy Value at middle of Policy
  Year 3                               = 50,000* (1.055)   2.5 = 57,161.18

Surrender Charge Free Amount at
  middle of Policy Year 3              = 57,161.18* .30 = 17,148.35
EIA Free Amount at middle of
  Policy Year 3                        = 57,161.18 - 50,000 = 7,161.18

Excess Interest Adjustment/Surrender Charge
 X =30,000 - 17,148.35 = 12,851.65
 A =30,000 - 7,161.18 = 22,838.82
 G =.055
 C =.065
 M =30
 Y =22,838.82* (.055 - .065)* (30/12) = (570.97)
 Z =.06* [12,851.65 - (-570.97)] = 805.36

Reduction to Policy Value due to
  Surrender Charge--Free
  withdrawal:
                                       = 17,148.35

Reduction to Policy Value due to
  Excess Withdrawal                    = X - Y + Z
                                       = 12,851.65 - (570.97) + 805.36
                                       = 14,227.98

Policy Value after withdrawal at
  middle of Policy Year 3               = 57,161.18 - [17,148.35 + 14,227.98]
                                        = 57,161.18 - [17,148.35 + 12,851.65 -
                                          (570.97) + 805.36]
                                        = 57,161.18 - [30,000 - (570.97) +
                                          805.36]
                                        = 57,161.18 - 31,376.33
                                        = 25,784.85

EXAMPLE 4 (PARTIAL WITHDRAWAL, RATES DECREASE BY 1%):
Single Premium:                         $50,000
Guarantee Period:                       5 Years
Guaranteed Rate:
                                        5.50% per annum
Partial Surrender:                      $30,000; Middle of Contract Year 3

Policy Value at middle of Policy
  Year 3                                = 50,000* (1.055)   2.5 = 57,161.18

Surrender Charge Free Amount at
  middle of Policy Year 3               = 57,161.18* .30 = 17,148.35
EIA Free Amount at middle of
  Policy Year 3                         = 57,161.18 - 50,000 = 7,161.18

Excess Interest Adjustment/Surrender Charge
 X =30,000 - 17,148.35 = 12,851.65
 A =30,000 - 7,161.18 = 22,838.82
 G =.055
 C =.045
 M =30
 Y =22,838.82* (.055 - .045)* (30/12) = 570.97
 Z =.06* [12,851.65 - ( 570.97)] = 736.84
Reduction to Policy Value due to
  Surrender Charge--Free
  Withdrawal:
                                        = 17,148.35
Reduction to Policy Value due to
  Excess Withdrawal:                    = X - Y + Z
                                        = 12,851.65 - (570.97) + 736.84
                                        = 13,017.52
Policy Value after withdrawal at
  middle of Policy Year 3               = 57,161.18 - [17,148.35 + 13,017.52]
                                        = 57,161.18 - [17,148.35 + 12,851.65 -
                                          (570.97) + 736.84]
                                        = 57,161.18 - [30,000 - (570.97)
                                          + 736.84]
                                        = 57,161.18 - 30,165.87
                                        = 26,995.31

(1)* represents multiplication;
  represents exponentiation.

VARIABLE INSURANCE PRODUCTS FUNDS II: ASSET MANAGER AND ASSET MANAGER:
GROWTH PORTFOLIOS SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1996
Beginning on December 1, 1996, the funds will transition to the investment policies outlined below. The new policies will be effective January 1, 1997.
The following information replaces similar information located under the heading "The Funds at a Glance" in the Key Facts section.
STRATEGY: The funds diversify across stocks, bonds and short-   term and
money market instruments    , both here and abroad, to pursue specific
goals. Each fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
The following information replaces similar information located under the heading "Who May Want to Invest" in the Key Facts section.
Asset allocation funds are designed for investors who want to diversify
among domestic and foreign stocks, bonds and short-term and    money market
instruments     and other types of securities, in one fund. If you are
looking for a fund that can invest in a wide range of security types within defined ranges, one of the Asset Manager funds may be appropriate for you. Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. Performance also depends on FMR's skill in allocating assets. When you sell your fund shares, they may be worth more or less than what you paid for them.
ASSET MANAGER
GOAL: High total return with reduced risk over the long term.
Neutral Mix
    STOCKS 50%

    (can range
from
30-70%)
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 50.0
Row: 1, Col: 3, Value: 40.0
 B   ONDS
40%

    (can range
from
20-60%)
 S   HORT-TER
M/

MONEY

MARKET
10%

    (can range
from
0-50%)
With its more balanced approach, Asset Manager is the middle-of-the-road member of the family.
ASSET MANAGER: GROWTH
GOAL: Maximum total return over the long term.
Neutral Mix
    STOCKS 70%

    (can range
from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 BO   NDS 25%

    (can range
from 0-50%)
    SHORT-TERM/

MONEY

MARKET 5%

    (can range
from 0-50%)
With its emphasis on stocks, Asset Manager: Growth is the most aggressive fund in the family.
The following information replaces similar information located under the heading "Investment Principles and Risks" in The Funds in Detail section. Each fund seeks to achieve its investment objective by allocating its
assets among stocks,    bonds and short-term and money market instruments
    and other instruments of U.S. and foreign issuers. Each fund however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the long term. ASSET MANAGER: GROWTH seeks to maximize total return over the long term. Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in
more than one year.    The     SHORT-TERM/MONEY MARKET CLASS includes all
types of sh   ort-term and money market instruments. FMR may use its
judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes.
FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below.
ASSET MANAGER
 Range Neutral mix
   STOCK CLASS 30 - 70% 50%
    BOND CLASS    20 - 60% 40%
    SHORT-TERM/MONEY
MARKET CLASS    0 - 50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds and
short-term and money market instruments    .
ASSET MANAGER: GROWTH
 Range Neutral mix
   STOCK CLASS 50 - 100% 70%
    BOND CLASS    0 -  50% 25%
    SHORT-TERM/MONEY
MARKET CLASS    0 -      50% 5%
Effective December 1, 1996, the following information supplements the similar information located under the heading "FMR and Its Affiliates" in The Fund in Detail section.
   John Todd is vice president of each fund and manager of each fund's short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.

VARIABLE INSURANCE PRODUCTS FUNDS II:
    ASSET MANAGE   R PORTFOLIO
ASSET MANAGER: GROWTH    PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
DATED    APRIL 30, 1996
The following information replaces the similar information located under the heading "Asset Allocation" in the Investment Policies and Limitations
section on page    6    .
ASSET ALLOCATION. The    short-term/money market     class includes all
types of domestic and foreign securities and short-term and    money market
instruments with remaining maturities of 12 months or less or comparable interest rate sensitivity. FMR will seek to maximize total return with
respect to Asset Mana    ger and Asset Manager: Growth   .     Short-term
and    money market instruments     may include corporate debt securities,
such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency. The bond class includes all varieties of domestic and foreign fixed-income
secu   rities with maturities greater than 12 months or comparable interest
rate sensitivity    . FMR will seek to maximize total return within the
bond class by adjusting    a     fund's investments in securities with
different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term
securities. As with the short-term/money    market class    , these
securities may be denominated in U.S. dollars or foreign currency. Asset Manager and Asset Manager: Growth may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds").
   Asset Manager and Asset Manager: Growth currently intend to limit their investments in these securities to less than 35% of their assets.
The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
The following information replaces the similar information located under the heading "Performance Comparisons" in the Performance section beginning
on page    28    .
   PERFORMANCE COMPARISONS. The Asset Allocation Composite Indices are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market: 40% - bonds; and 50% stocks), and the Aggressive Asset Allocation Composite Index represents Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market: 25% - bonds; and 70% stocks). The following indices are used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Prior to January 1, 1997 the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments: 40% - bonds; and 40% stocks) and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments: 30% - bonds; and 65% stocks). The following indices were used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds): and the S&P 500.
Each fund has the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or
U.S. Treasury obligations. Unlike    each     fund   '    s returns, the
indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
The following table represents the comparative    indices     calendar
year-to-year performance:
             SALOMON                  LEHMAN

             BROTHERS                 BROTHERS            S&P 500
             3-MONTH T-BILL           TREASURY

             TOTAL RATE OF
           BOND INDEX
             RETURN INDEX

199        5.75%                    18.35%              37.58%
5

199        4.24                     -3.38               1.32
4

199        3.09                     10.68               10.08
3

199        3.61                     7.21                7.62
2

199        5.75                     15.29               30.47
1

199        7.90                     8.54                -3.10
0

198        8.64                     14.38               31.69
9

198        6.76                     6.99                16.61
8

198        5.91                     2.00                5.10
7

198        6.23                     15.61               18.56
6



Effective December 1, 1996, the following information supplements the similar information located in the "TRUSTEES AND OFFICERS" section
beginning on page    31    .
   John Todd (47), is Vice President of Fidelity Asset Manager: Income, Fidelity Asset Manager, and Fidelity Asset Manager: Growth and manager of their short-term and money market investments, which he has managed since December 1996. He also manages several other Fidelity funds. Mr. Todd joined Fidelity in 1981.

VARIABLE INSURANCE PRODUCTS FUNDS:
ASSET MANAGER PORTFOLIO AND ASSET MANAGER: GROWTH PORTFOLIO
SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1996
Effective August 1, 1996, FMR has voluntarily agreed to reduce VIP II:
Asset Manager and Asset Manager: Growth Portfolios' individual fund fee rates from .40% to .25% and .40% to .30%, respectively.
The following information replaces the fifth paragraph under the heading "Management Fee" in the "Breakdown of Expenses" section:
For December 1995, the group fee rate was .3097% for Asset Manager and Asset Manager: Growth Portfolios. Effective August 1, 1996, the individual fund fee rate is .25% for Asset Manager Portfolio and .30% for Asset
Manager: Growth Portfolio. The total management fee rate for both Asset Manager and Asset Manager: Growth Portfolios for fiscal 1995 was .71%.


VARIABLE INSURANCE PRODUCTS FUNDS:
INVESTMENT GRADE BOND PORTFOLIO,
ASSET MANAGER PORTFOLIO,
ASSET MANAGER: GROWTH PORTFOLIO,
EQUITY-INCOME PORTFOLIO,
CONTRAFUND PORTFOLIO, GROWTH PORTFOLIO AND OVERSEAS PORTFOLIO
SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1996
The following information replaces the similar information found in the "Securities and Investment Practices - Debt Securities" section on page 21.
RESTRICTIONS:    The Investment Grade Bond Portfolio normally invests in
investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment grade securities. A security is considered to be investment grade if it is rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged to be of equivalent quality by FMR.
Unless otherwise noted, purchase of a debt security is consistent with the debt quality policies of Asset Manager, Asset Manager: Growth, Equity-Income, Contrafund, Growth and Overseas Portfolios if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Growth Portfolio and Contrafund Portfolio each currently limits investment in lower than Baa-quality debt securities to 5% of its assets; Equity-Income, Asset Manager: Growth and Overseas Portfolios each currently limits its investment in lower than Baa-quality debt securities to less than 35% of its assets; and Asset Manager Portfolio currently intends to limit its investment in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit its investment in lower than Baa-quality debt securities, as determined by FMR, to 20% of its total assets.



Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated April 30, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact your insurance company.
Shares of each fund may        be purchased    only     by the separate
accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion of a fund in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus.
AN INVESTMENT IN ANY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT MONEY MARKET PORTFOLIO WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
LIKE ALL MUTUAL FUNDS   ,
THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION,
NOR HAS THE SECURITIES
AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION
PASSED UPON THE
ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII-pro-0496
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO        MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY
DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
Variable Insurance Products Fund and Variable Insurance Products Fund II (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts currently offer the following funds:
MONEY MARKET FUND
Money Market Portfolio
INCOME FUNDS
Investment Grade Bond Portfolio
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Equity-Income Portfolio
Index 500 Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
APRIL 30, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
   CONTENTS


KEY FACTS                       THE FUNDS AT A GLANCE

                                WHO MAY WANT TO INVEST

                                FINANCIAL HIGHLIGHTS A summary
                                of each fund's financial data.

THE FUNDS IN DETAIL             CHARTER How each fund is
                                organized.

                                INVESTMENT PRINCIPLES AND RISKS
                                Each fund's overall approach to
                                investing.

                                BREAKDOWN OF EXPENSES How
                                operating costs are calculated and
                                what they include.

                                PERFORMANCE

ACCOUNT POLICIES                DISTRIBUTIONS AND TAXES

                                TRANSACTION DETAILS Share price
                                calculations and how to invest and
                                redeem.

APPENDIX                        Description of Moody's and S&P's
                                Corporate Bond Ratings   ,     and
                                additional information about the
                                S&P 500(registered trademark).

   KEY FACTS


THE FUNDS AT A GLANCE
   The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Affiliates of FMR may help choose investments for some of the funds.
MONEY MARKET FUND
   MONEY MARKET PORTFOLIO
GOAL: Income while maintaining a stable $1.00 share price.
   STRATEGY: Invests in high-quality, short-term, U.S. dollar-denominated money market securities of all types.
SIZE: As of December 31, 1995, the fund had over $808 million in assets.
INCOME FUNDS
   INVESTMENT GRADE BOND PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in investment-grade debt securities.
SIZE: As of December 31, 1995, the fund had over $181 million in assets. HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 1995, the fund had over $   1     billion in
assets.
ASSET ALLOCATION FUNDS
   ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally
be allocated over the long   -    term. This mix will vary over short-term
periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets. Neutral Mix
 Stocks 40%
(can range
from
10-60%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range
from
20-60%)
 Short-term
20%
(can range
from
 0-70%)
SIZE: As of December 31, 1995, the fund had over $   3.3 b    illion
    in assets.
   ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long   -    term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally
be allocated over the long   -    term. This mix will vary over short-term
periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets. Neutral Mix
 Stocks 65%
(can range
from
0-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 30%
(can range
from
0-100%)
 Short-Term
5%
(can range
from
0-100%)
SIZE: As of December 31, 1995, the fund had over $   68     million
    in assets.
GROWTH & INCOME AND GROWTH FUNDS
   EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital
appreciation    (increase in the value of fund's shares)    .
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 1995, the fund had over $   4.8     billion in
assets.
   INDEX 500 PORTFOLIO
GOAL: Total return that corresponds to that of the Standard & Poor's Composite Index of 500 Stocks (S&P 500(registered trademark)).
STRATEGY: Invests in equity securities of companies that compose the S&P 500 and in other instruments that are based on the value of the index.
SIZE: As of December 31, 1995, the fund had over $   245     million in
assets.
   CONTRAFUND PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies that are undervalued or out-of-favor.
SIZE: As of December 31, 1995, the fund had over $   876     million
    in assets.
   GROWTH PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 1995, the fund had over $   4.1     billion in
assets.
   OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside of the U.S.
SIZE: As of December 31, 1995, the fund had over $   1.3     billion in
assets.
WHO MAY WANT TO INVEST
The value of each fund's (except Money Market's) investments and, as applicable, the income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Bond prices generally move in the opposite direction from interest rates. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When fund shares are redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan. As with any mutual fund, there is no assurance that a fund will achieve its goal.
MONEY MARKET PORTFOLIO
The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
INVESTMENT GRADE BOND PORTFOLIO
The fund may be appropriate for investors who want high current income from a portfolio of investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. With its focus on medium- to high-quality investments, the fund has a moderate risk level and yield potential.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus fall
under one of the following
categories.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) ASSET ALLOCATION Seeks
high total return with reduced
risk through a mix of stocks,
bonds, and short-term
instruments.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among
domestic and foreign stocks, bonds,        short-term instruments and other
types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return
potential. On the other hand, Asset Manager: Growth    Portfolio    , while
spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. Performance depends on FMR's skill in allocating assets. Because each fund can invest in bonds and short-term instruments, their returns may not be as high as a fund that invests only in stocks.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
INDEX 500 PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth of capital and current income through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. The fund seeks to keep expenses low as it attempts to match the return of the S&P 500.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. In this fund, FMR generally will not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies that FMR believes are currently out of public favor but show potential for capital appreciation.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise,
and who understand        that this strategy often leads to investments in
smaller, less well-known companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their
investment goals in markets outside    of     the United States. By
including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests. See "INVESTMENT PRINCIPLES AND RISKS."
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow    and each fund's financial
statements     are included in each fund's Annual Report and have been
audited by either    Coopers & Lybrand L.L.P.     (Money Market, High
Income, Equity-Income, Growth and Overseas) or    Price Waterhouse LLP
    (Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth
and Contrafund)   ,     independent accountants. Their reports on the
financial statements and financial highlights are included in the Annual Reports. The financial statements, the financial highlights, and the reports are incorporated by reference into the funds' SAI, which may be obtained free of charge from your insurance company.
MONEY MARKET PORTFOLIO



    1.Selected Per-Share
 Data and Ratios

 2.Years
ended        1995        1994        1993        1992        1991        1990        1989        1988        1987        1986
 December 31

 3.Net asset
value,       $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 beginning   0           0           0           0           0           0           0           0           0           0
 of period

 4.Income
from         .057        .042        .032        .038        .059        .078        .087        .071        .063        .065
 Investment
 Operations
  Net interest
 income

 5.Less       (.057)      (.042)      (.032)      (.038)      (.059)      (.078)      (.087)      (.071)      (.063)      (.065)
 Distributions
  From net interest
 income

 6.Net asset
value,       $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
 end of period 0         0           0           0           0           0           0           0           0           0

 7.Total
return A     5.87        4.25        3.23%       3.90        6.09        8.04        9.12        7.39        6.44        6.70
             %           %           B           %           %           %           %           %           %           %

 8.Net assets,
end          $ 809       $ 749       $ 353       $ 301       $ 271       $ 255       $ 143       $ 106       $ 88        $ 65
 of period
(In millions)

 9.Ratio of  .33%        .27%        .22%C       .24%        .38%        .56%        .67%        .60%        .54%        .50%
 expenses to
 average net
 assets

 10.Ratio of
net          5.72        4.32        3.16%       3.85        5.93        7.76        8.70        7.16        6.38        6.52
 interest
income to    %           %                      %           %           %           %           %           %           %
 average net
 assets


 A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
INVESTMENT GRADE BOND PORTFOLIO



 11.Selected Per-Share Data and
 Ratios

 12.Years ended                     1995        1994         1993F       1992        1991        1990        1989        1988D
 December 31

 13.Net asset value,                $ 11.02     $ 11.48      $ 10.97     $ 11.08     $ 9.920     $ 10.14     $ 10.00     $ 10.00
 beginning of period                0           0            0           0                       0           0           0

 14.Income from                    .320        .733         .641        .672        .455        .826        .827        .052
 Investment Operations
  Net investment
 income

 15. Net realized and                1.530       (1.163)      .559        .058        1.165       (.220)      .160        --
  unrealized gain (loss)

 16. Total from                      1.850       (.430)       1.200       .730        1.620       .606        .987        .052
 investment operations

 17.Less Distributions               (.390)      --           (.628)      (.680)      (.460)      (.826)      (.827)      (.052)
  From net investment
 income

 18. In excess of net                --          --           (.002)      --          --          --          --          --
 investment income

 19. From net realized               --          (.010)       (.050)      (.160)      --          --          (.020)      --
 gain

 20. In excess of net                --          (.020)       (.010)      --          --          --          --          --
 realized gain

 21. Total distributions             (.390)      (.030)       (.690)      (.840)      (.460)      (.826)      (.847)      (.052)

 22.Net asset value,                $ 12.48     $ 11.02      $ 11.48     $ 10.97     $ 11.08     $ 9.920     $ 10.14     $ 10.00
 end of period                      0           0            0           0           0                       0           0

 23.Total return B,C                 17.32       (3.76)       10.96       6.65%       16.38       6.21%       10.26       .52%
                                    %           %            %                        %                       %

 24.Net assets, end of              $ 182       $ 111        $ 122       $ 74        $ 45        $ 14        $ 6         $ 3
 period
 (In millions)

 25.Ratio of expenses               .59%        .67%         .68%        .76%        .80%E       .80%E       .80%E       .80%A,
 to                                                                                                                      E
 average net assets

 26.Ratio of net                    6.53%       6.53%        6.85%       7.11%       7.73%       8.26%       8.19%       6.99%
 investment income                                                                                                       A
 to average net assets

 27.Portfolio turnover              182%        143%         70%         119%        128%        122%        67%         0%
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM DECEMBER 5, 1988 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1988
E EFFECTIVE DECEMBER 5, 1988, THE FUND'S INVESTMENT ADVISOR VOLUNTARILY AGREED TO LIMIT EXPENSES TO .80% OF AVERAGE NET ASSETS.
F EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
HIGH INCOME PORTFOLIO



 28.Selected
 Per-Share Data and
 Ratios

 29.Years
ended          1995        1994        1993C       1992        1991       1990        1989        1988        1987        1986
 December 31

 30.Net asset
value,         $ 10.7      $ 11.9      $ 10.8      $ 9.55      $ 7.07     $ 8.11      $ 9.66      $ 9.68      $ 10.8      $ 10.3
 beginning     50          90          20          0           0          0           0           0           30          10
 of period

 31.Income
from           .856        .770        .728        .790        .890       .858        1.202       1.110       1.155       1.227
 Investment
 Operations
  Net investment
 income

 32. Net
realized       1.224       (.910)      1.332       1.290       1.590      (1.04       (1.55       (.020)      (1.00       .520
 and                                                                       0)          0)                     0)
  unrealized gain
 (loss)

 33. Total
from           2.080       (.140)      2.060       2.080       2.480      (.182)      (.348)      1.090       .155        1.747
 investment
  operations

 34.Less
Distributions   (.780)      (.730)      (.794)      (.810)      --         (.858)      (1.20       (1.110      (1.15       (1.22
  From net                                                                              2)          )           5)          7)
 investment
  income

 35. In excess
of net          --          --          (.036)      --          --         --          --          --          --          --

  investment income

 36. From net   --          (.370)      (.060)      --          --         --          --          --          (.150)      --
 realized gain

 37. Total     (.780)      (1.10       (.890)      (.810)      --         (.858)      (1.20       (1.110      (1.30       (1.22
 distributions             0)                                                         2)          )           5)          7)

 38.Net asset
value,         $ 12.0      $ 10.7      $ 11.9      $ 10.8      $ 9.55     $ 7.07      $ 8.11      $ 9.66      $ 9.68      $ 10.8
 end of period 50          50          90          20          0          0           0           0           0           30

 39.Total
return A,B     20.72       (1.64)      20.40       23.17       35.08      (2.23)      (4.17)      11.64       1.22        17.68
               %           %           %           %           %          %           %           %           %           %

 40.Net assets,
end            $ 1,04      $ 569       $ 464       $ 201       $ 70       $ 30        $ 34        $ 30        $ 19        $ 13
 of period     0
 (In millions)

 41.Ratio of   .71%        .71%        .64%        .67%        .97%       1.00        .93%        .99%        1.02        1.00
 expenses to                           D                                  %D                                  %D          %D
 average net assets

 42.Ratio of
net             9.32        8.75        8.69        10.98       12.94      11.36       12.94       11.41       11.19       11.32
 investment    %           %           %           %           %          %           %           %           %           %
 income to average
 net assets

 43.Portfolio
turnover        132%        122%        155%        160%        154%       156%        124%        139%        189%        78%
 rate


 A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
ASSET MANAGER PORTFOLIO



 44.Selected Per-Share
 Data and Ratios

 45.Years ended                                1995        1994         1993G       1992        1991        1990        1989D
 December 31

 46.Net asset value,                          $ 13.79     $ 15.42      $ 13.32     $ 12.55     $ 10.24     $ 9.97      $ 10.00
 beginning of period

 47.Income from
 Investment Operations

 48. Net investment                           .30         .45          .33         .32         .35         .41         .09
 income

 49. Net realized and                         1.99        (1.33)       2.39        1.09        1.96        .26         (.01)
  unrealized gain (loss)

 50. Total from                               2.29        (.88)        2.72        1.41        2.31        .67         .08
 investment operations

 51.Less Distributions

 52. From net                                 (.29)       (.29)        (.33)       (.31)       --          (.40)       (.09)
 investment income

 53. In excess of net                          --          --           (.04)       --          --          --          --
 investment income

 54. From net realized                         --          (.46)        (.25)       (.33)       --          --          (.02)
 gain

 55. Total distributions                      (.29)       (.75)        (.62)       (.64)       --          (.40)       (.11)

 56.Net asset value, end                     $ 15.79     $ 13.79      $ 15.42     $ 13.32     $ 12.55     $ 10.24     $ 9.97
 of period

 57.Total return B,C                         16.96%      (6.09)%      21.23%      11.71%      22.56%      6.72%       .81%

 58.Net assets, end of                       $ 3,333     $ 3,291      $ 2,423     $ 732       $ 194       $ 36        $ 7
 period
 (In millions)

 59.Ratio of expenses to                      .81%        .81%         .88%        .91%        1.08%       1.54%       4.39%A
 average net assets

 60.Ratio of expenses to                     .79%F       .80%F        .88%        .91%        1.08%       1.25%E      2.50%A,
 average net assets after                                                                                             E
 expense reductions

 61.Ratio of net                              3.54%       4.07%        3.64%       4.89%       5.89%       5.92%       4.77%A
 investment income to
 average net assets

 62.Portfolio turnover rate                    256%        85%          113%        92%         110%        117%        158%A


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1989
E EFFECTIVE JANUARY 1, 1990, THE FUND'S INVESTMENT ADVISOR VOLUNTARILY AGREED TO LIMIT EXPENSES TO 1.25% OF AVERAGE NET ASSETS. FOR THE PERIOD SEPTEMBER 6, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989, EXPENSES WERE VOLUNTARILY LIMITED BY THE INVESTMENT ADVISOR TO 2.50% OF AVERAGE NET ASSETS.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
ASSET MANAGER: GROWTH PORTFOLIO

 63.Selected Per-Share Data and Ratios

 64.Year ended December 31                                    1995D

 65.Net asset value, beginning of period                      $ 10.00

 66.Income from Investment Operations

 67. Net investment income                                     .10

 68. Net realized and unrealized gain (loss)                   2.20

 69. Total from investment operations                          2.30

 70.Less Distributions

 71. From net investment income                                (.11)

 72. From net realized gain                                    (.42)

 73. Total distributions                                       (.53)

 74.Net asset value, end of period                            $ 11.77

 75.Total return A,B                                           23.02%

 76.Net assets, end of period (In millions)                   $ 68

 77.Ratio of expenses to average net assets                    1.00%
                                                              C

 78.Ratio of net investment income to average net assets       1.69%

 79.Portfolio turnover rate                                    343%


 A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL
RETURNS SHOWN.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD SHOWN. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D JANUARY 3,1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 EQUITY-INCOME PORTFOLIO



 80.Selected Per-Share
 Data and Ratios

 81.Years ended     1995       1994       1993       1992       1991       1990        1989       1988       1987        1986
 December 31                              G                                                                              D

 82.Net asset
value,              $ 15.3     $ 15.4     $ 13.4     $ 11.8     $ 9.51     $ 12.2      $ 11.0     $ 9.42     $ 10.0      $ 10.0
 beginning of period  5        4          0          5                     9           1                     2           0

 83.Income from
 Investment Operations

 84. Net
investment           .41        .41        .37        .40        .50        .58         .60        .53        .45         .06
 income

 85. Net
realized and          4.69       .64        2.06       1.57       2.43       (2.38)      1.29       1.59       (.51)       (.04)
 unrealized
  gain (loss)

 86. Total from       5.10       1.05       2.43       1.97       2.93       (1.80)      1.89       2.12       (.06)       .02
 investment operations

 87.Less Distributions

 88. From net        (.40)      (.37)      (.35)      (.42)      (.59)      (.59)       (.52)      (.53)      (.40)       --
 investment income

 89. In excess of net --         --         (.04)      --         --         --          --         --         --          --
 investment income

 90. From net
realized              (.78)      (.77)      --         --         --         (.39)       (.09)      --         (.14)       --
 gain

 91. Total
distributions         (1.18      (1.14      (.39)      (.42)      (.59)      (.98)       (.61)      (.53)      (.54)       --
                      )          )

 92.Net asset value, $ 19.2     $ 15.3     $ 15.4     $ 13.4     $ 11.8     $ 9.51      $ 12.2     $ 11.0     $ 9.42      $ 10.0
 end of period       7          5          4          0          5                      9          1                      2

 93.Total
return B,C           35.09      7.07       18.29      16.89      31.44      (15.29      17.34      22.71      (1.13)      .20%
                     %          %          %          %          %          )%          %          %          %

 94.Net assets,
end of               $ 4,87     $ 2,28     $ 1,31     $ 593      $ 282      $ 154       $ 143      $ 52       $ 26        $ 4
 period (In millions)9          4          9

 95.Ratio of
expenses             .61%       .60%       .62%       .65%       .74%       .78%        .85%       1.13       1.33        1.50
 to                                                                                                %          %           %A,E
 average net assets

 96.Ratio of
expenses             .61%       .58%       .62%       .65%       .74%       .78%        .85%       1.13       1.33        1.50
 to average net assets          F                                                                 %          %           %A
 after expense
 reductions

 97.Ratio of net      2.56       2.83       2.87       3.52       4.83       6.01%       5.82       5.36       4.78        5.23
 investment income to %          %          %          %          %                      %          %          %           %A
 average net assets

 98.Portfolio
turnover              87%        134%       120%       74%        107%       94%         78%        69%        133%        7%A
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM OCTOBER 9, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1986
E EFFECTIVE OCTOBER 9, 1986, FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
INDEX 500 PORTFOLIO

 99.Selected Per-Share Data and Ratios

 100.Years ended December 31                   1995        1994        1993F       1992D

 101.Net asset value, beginning of period      $ 56.22     $ 55.74     $ 52.60     $ 50.00

 102.Income from Investment Operations

 103. Net investment income                     .85         1.14        1.31        .44

 104. Net realized and unrealized gain          19.72       (.56)       3.80        2.71
 (loss)

 105. Total from investment operations          20.57       .58         5.11        3.15

 106.Less Distributions

 107. From net investment income                (.95)       --          (1.28)      (.47)

 108. From net realized gain                    (.11)       (.10)       (.60)       (.08)

 109. In excess of net realized gain            (.02)       --          (.09)       --

 110. Total distributions                       (1.08)      (.10)       (1.97)      (.55)

 111.Net asset value, end of period            $ 75.71     $ 56.22     $ 55.74     $ 52.60

 112.Total return B,C                           37.19%      1.04%       9.74%       6.31%

 113.Net assets, end of period (In             $ 246       $ 51        $ 25        $ 18
 millions)

 114.Ratio of expenses to average net           .28%        .28%        .28%        .28%A
 assets E

 115.Ratio of net investment income to          2.70%       2.81%       2.65%       2.89%A
 average net assets

 116.Portfolio turnover rate                    16%         2%          9%          0%


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM AUGUST 27, 1992 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1992
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
CONTRAFUND PORTFOLIO

 117.Selected Per-Share Data and Ratios

 118.Year ended December 31                                    1995B

 119.Net asset value, beginning of period                      $ 10.00

 120.Income from Investment Operations

 121. Net investment income                                     .06

 122. Net realized and unrealized gain (loss)                   3.91

 123. Total from investment operations                          3.97

 124.Less Distributions

 125. From net investment income                                (.06)

 126. From net realized gain                                    (.12)

 127. Total distributions                                       (.18)

 128.Net asset value, end of period                            $ 13.79

 129.Total return A                                             39.72
                                                                    %

 130.Net assets, end of period (In millions)                   $ 877

 131.Ratio of expenses to average net assets                    .72
                                                                    %

 132.Ratio of net investment income to average net assets       1.07
                                                                    %

 133.Portfolio turnover rate                                    132
                                                                    %


 A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL RETURN SHOWN.
B JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995 GROWTH PORTFOLIO



 134.Selected
 Per-Share Data and
 Ratios

 135.Years ended     1995       1994       1993       1992       1991       1990         1989       1988       1987       1986D
 December 31                               H

 136.Net asset value,$ 21.6     $ 23.0     $ 19.7     $ 18.5     $ 12.9     $ 15.1       $ 11.7     $ 10.1     $ 10.0     $ 10.0
 beginning of period 9          8          6          1          1          8            2          4          3          0

 137.Income from
 Investment Operations

 140. Net investment  .08        .12        .12        .09        .09F       .24          .24        .19        .10        .04
 income

 141. Net realized
and                   7.55       (.12)      3.64       1.64       5.72       (1.98)       3.41       1.39       .27        (.01)
 unrealized
  gain (loss)

 142. Total from      7.63       --         3.76       1.73       5.81       (1.74)       3.65       1.58       .37        .03
 investment
  operations

 143.Less Distributions

 144. From net       (.12)      (.12)      (.11)      (.05)      (.21)      (.21)        (.19)      --         (.11)      --
 investment income

 145. From net
realized              --         (1.27      (.21)      (.43)      --         (.32)        --         --         (.15)      --
 gain                            )

 146. In excess of
net                   --         --         (.12)      --         --         --           --         --         --         --
 realized gain

 147. Total
distributions       (.12)      (1.39      (.44)      (.48)      (.21)      (.53)        (.19)      --         (.26)      --
                               )

 148.Net asset
value,               $ 29.2     $ 21.6     $ 23.0     $ 19.7     $ 18.5     $ 12.9       $ 15.1     $ 11.7     $ 10.1     $ 10.0
 end of period       0          9          8          6          1          1            8          2          4          3

 149.Total return
B,C                   35.36      (.02)      19.37      9.32       45.51      (11.73)      31.51      15.58      3.66       .30%
                     %          %          %          %          %          %            %          %          %

 150.Net assets, end $ 4,16     $ 2,14     $ 1,38     $ 750      $ 371      $ 135        $ 77       $ 29       $ 19       $ 2
 of period           3          2          4
 (In millions)

 151.Ratio of
expenses          .70%       .70%       .71%       .75%       .84%       .88%         1.02       1.24       1.50       1.50
 to average                                                                           %          %          %E         %A,E
 net assets

 152.Ratio of
expenses          .70%       .69%       .71%       .75%       .84%       .88%         1.02       1.24       1.50       1.50
 to average net assets       G                                                        %          %          %          %A
 after expense
 reductions

 153.Ratio of net    .37%       .69%       .72%       .83%       .56%       2.69%        2.83       1.91       1.78       3.27
 investment income to                                                                    %          %          %          %A
 average net assets

 154.Portfolio
turnover            108%       122%       159%       262%       261%       88%          111%       155%       37%        0%
 rate


 A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM OCTOBER 9, 1986 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1986
E FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE FUND'S EXPENSES.
H EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
OVERSEAS PORTFOLIO



 155.Slected Per-Share
 Data and Ratios

 156.Years ended        1995        1994        1993G       1992        1991        1990        1989        1988        1987D
 December 31

 157.Net asset          $ 15.67     $ 15.48     $ 11.53     $ 13.09     $ 12.42     $ 12.67     $ 10.11     $ 9.35      $ 10.00
 value,
 beginning of
 period

 158.Income from
 Investment
 Operations

 159. Net                .17         .19         .06         .16         .24         .18         .07         .09         .05
 investment income

 160. Net realized       1.34        .08         4.16        (1.54)      .74         (.39)       2.57        .67         (.59)
 and
  unrealized gain
 (loss)

 161. Total from         1.51        .27         4.22        (1.38)      .98         (.21)       2.64        .76         (.54)
 investment
  operations

 162.Less
 Distributions

 163. From net           (.06)       (.08)       (.18)       (.18)       (.17)       (.04)       (.08)       --          (.11)
 investment income

 164. In excess of        --          --          (.04)       --          --          --          --          --          --
 net
  investment
 income

 165. From net           (.02)       --          --          --          (.14)F      --          --          --          --
 realized gain

 166. In excess of       (.04)       --          (.05)       --          --          --          --          --          --
 net
  realized gain

 167. Total              (.12)       (.08)       (.27)       (.18)       (.31)       (.04)       (.08)       --          (.11)
 distributions

 168.Net asset           $ 17.06     $ 15.67     $ 15.48     $ 11.53     $ 13.09     $ 12.42     $ 12.67     $ 10.11     $ 9.35
 value, end of
 period

 169.Total               9.74%       1.72%       37.35       (10.72      8.00%       (1.67)      26.28       8.13%       (5.38)
 return B,C                                      %           )%                      %           %                       %

 170.Net assets,         $ 1,343     $ 1,298     $ 778       $ 181       $ 126       $ 81        $ 26        $ 9         $ 7
 end of period
 (In millions)

 171.Ratio of            .91%        .92%        1.03%       1.14%       1.26%       1.41%       1.50%       1.50%       1.50%
 expenses to                                                                                     E           E           A,E
 average net
 assets

 172.Ratio of net        1.88%       1.28%       1.21%       1.86%       2.33%       1.89%       .66%        .84%        .78%A
 investment income
 to average net
 assets

 173.Portfolio           50%         42%         42%         61%         168%        100%        78%         95%         181%A
 turnover rate

   A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FROM JANUARY 28, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1987
E FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
G EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio
are diversified funds of Variable Insurance Products Fund (VIP)   ,     and
Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio and Contrafund Portfolio are diversified funds of Variable Insurance Products Fund II (VIPII). VIP and VIPII are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. Your insurance company is entitled to one vote for each share it owns. For a further discussion, please refer to your insurance company's separate account prospectus.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles each fund's business affairs and, with the assistance of affiliates for certain funds, chooses the fund's investments.
(small solid bullet) FMR Texas Inc. (FMR Texas), in Irving, Texas, serves as a sub-adviser for Money Market Portfolio.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios.
(small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas Portfolio.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as a sub-adviser for Overseas Portfolio.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    210
(solid bullet) Assets in Fidelity mutual
funds: over $   354     billion
(solid bullet) Number of shareholder
accounts: over    23     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    200

(checkmark)
Barry Jay Coffman is manager and vice president of    VIP:     High Income
Portfolio, which he has managed since August 1990. Mr. Coffman also assists on Fidelity Puritan Fund. Previously, he served as an assistant manager and analyst for the high yield bond group. Before joining Fidelity in 1986, Mr. Coffman was an analyst for Equitable Capital Management and was a senior auditor at Arthur Anderson & Company.
William Danoff is manager and vice    president of VIPII: Contrafund
Portfolio,     which he has managed since January 1995. Mr. Danoff also
manages Fidelity Contrafund, which he has managed since October 1990. Previously, he managed Select Retailing Portfolio and assisted on Magellan. Mr. Danoff joined Fidelity in 1986 as an equity analyst.
   Michael Gray is manager and vice president of VIPII: Investment Grade Bond Portfolio, which he has managed since August 1995. Mr. Gray also manages Fidelity Investment Grade Bond Fund and Spartan Investment Grade Bond Fund. In addition, he manages the fixed income investments of Fidelity Balanced Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, VIPII: Asset Manager and VIPII: Asset
Manager: Growth. Mr. Gray joined Fidelity in 1982.
Andrew Offit is manager and vice president of VIP: Equity-Income Portfolio which he has managed since March 1996. He managed Fidelity Convertible Securities Fund from 1992 to February 1995. Mr. Offit joined Fidelity in 1987 as a research analyst for the hospital supply, medical, technology, drug distribution and retail drug sectors. He subsequently managed the Select Biotechnology and Select Health Care Portfolios. He was also an assistant for Fidelity Growth & Income Fund and Fidelity Magellan Fund.
Lawrence Greenberg is manager and vice president of    VIP:     Growth
Portfolio, which he has managed since April 1991. He also manages Emerging Growth. Previously, Mr. Greenberg managed Select Environmental Services and
Select Medical Delivery    Portolios    . He also assisted on Fidelity
Magellan Fund. Mr. Greenberg joined Fidelity in 1986.
   Richard R. Mace, Jr. is manager and vice president of VIP: Overseas Portfolio which he has managed since March 1996. He is also manager of Fidelity Overseas Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Annuity Overseas Fund, Fidelity Global Balanced Fund, and Fidelity International Value Fund. Previously, he managed Fidelity International Growth & Income Fund, Select Transportation, Select Industrial Materials and Select Chemical Portfolios. Mr. Mace joined Fidelity in August 1987. Michael S. Gray, Richard C. Habermann and George Vanderheiden are managers and vice presidents of VIPII: Asset Manager Portfolio and Asset Manager:
Growth Portfolio. They have managed the funds since March 1996.
Dick Habermann is lead manager of VIPII: Asset Manager Portfolio and Asset
Manager: Growth Portfolio. He also manages Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income. Mr. Habermann is a managing director of Fidelity and senior vice president of FMR. Previously, he was director of research and chief investment officer of Fidelity International, Limited. Mr. Habermann joined Fidelity in 1968. Michael Gray also manages VIPII: Investment Grade Bond Portfolio, Fidelity Investment Grade Bond Fund, Fidelity Intermediate Bond Fund and Spartan Investment Grade Bond Fund. In addition he manages the fixed income investments of Fidelity Balanced Fund, Fidelity Asset Manager, Fidelity Asset Manager: Growth and Fidelity Asset Manager: Income. Mr. Gray joined Fidelity in 1982.
George Vanderheiden also manages Fidelity Asset Manager, Fidelity Asset
Manager: Growth, Fidelity Asset Manager: Income Fund, Fidelity Destiny I and II and Fidelity Advisor Growth Opportunities Fund. He also serves as leader of the growth funds group. Mr. Vanderheiden joined Fidelity in
1971.
Each fund has an investment objective similar to that of an existing Fidelity fund. Money Market Portfolio is most similar to Fidelity Cash Reserves, High Income Portfolio is most similar to Spartan High Income Fund, Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund, Growth Portfolio is most similar to Fidelity Growth Company Fund, Overseas Portfolio is most similar to Fidelity Overseas Fund, Investment
Grade Bond Portfolio is most similar to Fidelity    Investment Grade
Bond Fund, Asset Manager Portfolio is most similar to Fidelity Asset Manager, Index 500 Portfolio is most similar to Fidelity Market Index Fund, Contrafund Portfolio is most similar to Fidelity Contrafund and Asset
Manager: Growth Portfolio is most similar to Fidelity Asset Manager:
Growth.    The p    erformance of a separate account investing in these
funds is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments.
Various insurance   -    related costs at the insurance company's separate
account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Investments Institutional Operations Company (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the funds.
FMR Corp. is the ultimate parent company of FMR, FMR Texas, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL)        is the parent company of FIIA
and FIIAL U.K. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
A broker-dealer may use a portion of the commissions paid by    High Income
and Asset Manager, respectively,     to reduce    expenses     for those
    funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of    the     fund   s'     domestic and foreign investments
varies in response to many factors. Stock values fluctuate in response to
the activities of individual companies   ,     and general market and
economic conditions.
The value of bonds fluctuates based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
The total return from a bond is a combination of income and price gains or losses. While income is the most important component of bond returns over time, a fund's emphasis on income does not mean that the fund invests only in the highest-yielding bonds available, or that it can avoid risks to principal. In selecting investments for a fund, FMR considers a bond's income potential together with its potential for price gains or losses. FMR focuses on assembling a portfolio of income-producing securities that it believes will provide the best tradeoff between risk and return within the range of securities that are eligible investments for a fund.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency. FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR
intends. As mutual funds, the fund   s     seek to spread investment risk
by diversifying their holdings among many companies and industries.
FMR normally invests each fund's assets according to its investment strategy. High Income, Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth, Index 500 and Contrafund Portfolios also reserve the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes. Investment Grade Bond Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
MONEY MARKET PORTFOLIO
The fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The fund seeks to obtain its objective by investing in high-quality, short-term money market securities while seeking to maintain a stable $1.00 share price.
The fund will invest only in U.S. dollar-denominated securities of domestic and foreign issuers, including banks and other financial institutions, governments and their agencies or instrumentalities, and corporations.
When fund shares are redeemed, they should be worth the same amount as when they were purchased. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions. The fund
will    invest     only in instruments that are consistent with its
objective.
INVESTMENT GRADE BOND PORTFOLIO
The fund seeks as high a level of current income as is consistent with the preservation of capital by investing primarily in a broad range of fixed-income securities. FMR normally invests at least 65% of the fund's total assets in investment-grade, fixed-income securities such as bonds, notes and debentures. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to bonds with maturities between five and ten years. As of December 31, 1995, the fund's dollar-weighted average
maturity was approximately    7.5     years.
The fund's yield and share price change daily based on changes in interest rates, market conditions, and other political and economic news, and on the quality and maturity of its investments.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital.
Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
INTEREST RATE
RISK
In general, bond prices rise
when interest rates fall, and
vice versa. Funds that hold
short-term bonds are usually
less affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.

(checkmark)
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, short-term and other instruments of U.S. and
foreign issuers. Each fund   ,     however, has a different objective and
pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the
long   -    term.
ASSET MANAGER: GROWTH seeks to maximize total return over the
long   -    term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable-rate preferred stocks). The SHORT-TERM CLASS includes all types of short-term instruments with remaining maturities of three years or less. Some types of investments, such as indexed securities, can fall into more than one asset class. The funds may also make other investments that do not fall within these classes.
FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX indicates the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix
from time to time. The        range and approximate neutral mix for each
asset class    are shown below    .
ASSET MANAGER
 Range Neutral mix
STOCK CLASS 10-60% 40%
BOND CLASS 20-60% 40%
SHORT-TERM CLASS 0-70% 20%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH
 Range Neutral mix
STOCK CLASS 0-100% 65%
BOND CLASS 0-100% 30%
SHORT-TERM CLASS 0-100% 5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term instruments, its return may not be as high as a fund that invests only in stocks.
Although the funds seek to reduce their overall risk by diversifying among different types of investments, the funds aggressively invest in a wide variety of security types, including stocks and bonds issued in developed
and developing countries and derivative transactions.    Because the funds
are subject     to the risks of each investment type, the funds and their
performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective. Under normal circumstances, a single reallocation will not involve more than 10% of Asset Manager's total assets, or 20% of Asset Manager: Growth's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to a fund.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. When choosing the fund's investments, FMR also considers the potential for capital appreciation. The fund seeks to achieve a yield that beats that of the S&P 500. FMR normally invests at least 65% of the fund's total assets in income-producing common or preferred stock. The remainder of the fund's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock (if convertible securities present favorable investment opportunities). The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds of varying quality. The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit.
INDEX 500 PORTFOLIO
The fund seeks to match the total return of the S&P 500 while keeping expenses low. FMR normally invests at least 80% (65% if fund assets are below $20 million) of the fund's assets in equity securities of companies that compose the S&P 500.
The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the U.S.
In seeking a 98% or better long-term correlation of the fund's total return to that of the S&P 500, the fund utilizes a "passive" or "indexing" approach and tries to allocate its assets similarly to those of the index. The fund's composition may not always be identical to that of the S&P 500. FMR may choose, if extraordinary circumstances warrant, to exclude a stock held in the S&P 500 and include a similar stock in its place if doing so will help the fund achieve its objective. FMR monitors the correlation between the performance of the fund and the S&P 500 on a regular basis. In the unlikely event that the fund cannot achieve a long-term correlation of 98% or better, the trustees will consider alternative arrangements. Although the fund focuses on common stocks, it may also invest in other equity securities and in other types of instruments. The fund purchases short-term debt securities for cash management purposes and uses various investment techniques, such as futures contracts, to adjust its exposure to the S&P 500.
Standard & Poor's Corporation is neither an affiliate nor a sponsor of the fund, and inclusion of a stock in the index does not imply that it is a good investment. Please refer to the Appendix for more information on the S&P 500.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing mainly in equity securities of companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. The fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. Generally, these companies, especially small sized ones, rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
In pursuit of the fund's goal, FMR looks for companies with the following characteristics:
(small solid bullet) unpopular, but improvements seem possible due to developments such as a change in management, a new product line, or an improved balance sheet,
(small solid bullet) recently popular, but temporarily out of favor due to short-term or one-time factors, or
(small solid bullet) undervalued compared to other companies in the same industry.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common stocks. The fund however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its
investments   ,     except when FMR believes this income will have a
favorable influence on the market value of the security.
Growth may be measured by factors such as earnings or gross sales.    In
selecting investments for the fund,     FMR    will     tend to focus on
smaller, lesser known companies in new and emerging areas of the economy. However, FMR may also pursue growth in larger or revitalized companies that hold a strong position in the market. These may be found in mature or declining industries.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these domestic and foreign companies tend to be small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. The market prices of these stocks may be particularly sensitive to economic, market, or company news.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. FMR normally invests at least 65% of the fund's total assets in securities of issuers from at least three different countries outside of North America (the U.S., Canada, Mexico, and Central America). The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund invests in securities of both developed and emerging markets.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, will tend to focus on the equity securities of both large and small companies. The fund may invest in short-term debt securities and money market instruments for cash management purposes.
FMR may also use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends.
The fund's focus on international investing involves increased or additional risks compared to funds which invest primarily in domestic equity securities. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of techniques to either increase or decrease the fund's exposure to any currency.
FMR determines where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Current holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. For Asset Manager and Asset Manager: Growth, some preferred stocks and convertible securities may be included in the bond class. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of    its     total assets, each fund
(excluding Money Market) may not purchase more than 10% of the outstanding voting securities of any issuer.
High Income may invest up to 20% of its total assets in common stocks and
other equity securities   .
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in interest rates, economic conditions, and the issuer's creditworthiness, or they may already be in
default.    The     market price   s of these securities may     fluctuate
more than higher-quality securities    and may decline significantly in
periods of general economic difficulty.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, a fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. If market quotations are unavailable, lower-quality securities are valued under guidelines established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities, and the fund's ability to dispose of these securities.
RESTRICTIONS:    The fund normally invests in investment-grade securities,
but reserves the right to invest up to 5% of its assets in below investment grade securities. A security is considered to be investment grade if it is rated investment grade by Moody's Investors Service, Inc. Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P.
or is unrated but judged to be of equivalent quality by FMR.     Investment
Grade Bond    Portfolio    , Growth    Portfolio     and Contrafund
Portfolio each currently limit   s     investment in lower than Baa-quality
debt securities to 5% of its assets; Equity-Income, Asset Manager:
Growth,    Portfolio     and Overseas Portfolios    each     currently
limit   s its     investment in lower than Baa-quality debt securities to
less than 35% of    its     assets; and Asset Manager    Portfolio
currently intends to limit its investment in lower than Baa-quality debt securities to less than 35% of its assets and currently intends to limit
its investment in lower than Baa-quality debt securities   ,     as
determined by FMR, to 20% of its total assets.
The        table    on page      provides a summary of ratings assigned to
debt holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
       FISCAL 1995 DEBT HOLDINGS, BY RATING
 MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.  CORPORATION
 Rating  Average [A] Rating  Average[A]
  High Equity   -     Asset    Asset Mgr:       High Equity   -     Asset
Asset Mgr:
INVESTMENT GRADE Income Income Manager Gr   owth Overseas      Income
Income Manager    Growth Ove
rseas
Highest quality Aaa    0.25    %    4.42    %    16.27    %    8.49    %
0.16%     AAA    0.25    %    4.42    %    16.61    %    8.7
2    %    0.16%
High quality Aa    0.00    % 0.00%    1.04    %    1.13    %    0.19%
AA    0.00    %    0.00    %    0.85    %    0.90    %    0
 .19%
Upper-medium grade A    0.00    %    0.08    %    0.34    %    0.00    %
0.00%     A    0.00    %    0.07    %    0.36    %    0.
23    %    0.00%
Medium grade Baa    0.03    %    0.12    %    0.58    %    0.00    %
0.00%     BBB    0.09    %    0.06    %    1.00    %    0.00    %
0.00%
LOWER QUALITY
Moderately speculative Ba    6.11    %    0.08    %    1.34    %
   0.00    %    0.00%     BB    13.79    %    0.54    %    1.99    %
   0.00    %    0.13%
Speculative B    44.80    %    1.32    %    4.62    %    0.00    %
0.49%     B    42.81    %    0.87    %    2.53    %    0.00    %    0.
00%
Highly speculative Caa    11.47    %    0.00    %    0.22    %
   0.00    %    0.00%     CCC    4.72    %    0.00    %    0.23
    %    0.00    %    0.00%
Poor quality Ca    0.38    %    0.00    %    0.01    %    0.00    %
0.00%     CC    0.00    %    0.00    %    0.00    %    0.00    %    0
 .00%
Lowest quality, no interest C             C
In default, in arrears --             D    0.34    %    0.00    %
   0.01    %    0.
00    %    0.00%
  63.04    %    6.02    %    24.42    %    9.62    %    0.84%
   62.00    %    5.96    %    23.58    %    9.85    %
0.48%
[A] FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT. THE DOLLAR-WEIGHTED AVERAGE OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED
TO    9.01%  FOR HIGH INCOME, 0.35    % FOR EQUITY-INCOME,    1.75    % FOR
ASSET
MANAGER,    1.85    % FOR ASSET MANAGER: GROWTH, AND    0.00    % FOR
   OVERSEAS    . THIS
MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING
SERVICES,
AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES
THAT ARE LOWER QUALITY ACCOUNT FOR    9.01    % OF HIGH INCOME'S    TOTAL
SECURITY
INVESTMENTS, 0.35% OF EQUITY-INCOME'S     TOTAL SECURITY INVESTMENTS   ,
1.75% OF
ASSET MANAGER'S TOTAL SECURITY INVESTMENTS, 1.85% OF ASSET MANAGER:
GROWTH'S TOTAL SECURITY INVESTMENTS, AND 0.00% OF OVERSEAS' TOTAL SECURITY
INVESTMENTS    . REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF
THESE
RATINGS.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government, corporations, financial institutions, and other entities. These obligations may carry fixed, variable, or floating interest rates. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
CREDIT SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, or insurance from a bank, insurance company, or other entity. These arrangements expose the fund to the credit risk of the entity. In the case of foreign entities, extensive public information about the entity may not be available and the entity may be subject to unfavorable political, economic, or governmental developments which might affect its ability to honor its commitment.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally,
governmental issuers of foreign    debt     securities may be unwilling to
repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile
than U.S. investments    .
RESTRICTIONS: FMR limits the amount of    each of     High Income,
Equity-Income, Growth, Investment Grade Bond, Asset Manager and Index 500 Portfolios' assets that may be invested in foreign securities to 50%. However, pursuant to certain state insurance regulations, each fund, including Money Market, Overseas, Asset Manager: Growth and Contrafund Portfolios, may not invest more than 20% of its assets in any one foreign country. Each fund may have an additional 15% invested in securities of issuers located in any one (but only one) of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.
EXPOSURE TO EMERGING MARKETS. Invest   ing     in emerging market   s
involves     risks    in addition     to those generally associated with
foreign investing. The extent of economic development, political    in
    stability, and market depth varies widely in comparison to more
developed    markets    .    Emerging market     economies        may be
subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging
market securities more volatil   e and politically less liquid than
domestic securities    .
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND
EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
ASSET-BACKED SECURITIES include interests in pools of lower-rated debt securities, or consumer loans. The value of these securities may be significantly affected by changes in the market's perception of the issuers and the creditworthiness of the parties involved.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by the U.S. Government or by private entities. For example, Ginnie Maes are interests in pools of mortgage loans insured or guaranteed by a U.S. Government agency. Because mortgage securities pay both interest and principal as their underlying mortgages are paid off, they are subject to prepayment risk. This is especially true for stripped securities. Also, the value of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or a financial intermediary. In exchange for this benefit, a fund may pay periodic fees or accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments and for Index 500, in its effort to achieve the fund's objective of tracking the S&P 500. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS. Money Market, Equity-Income, Growth, Investment Grade Bond, Index 500, Contrafund, Asset Manager and Asset Manager: Growth Portfolios each may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. High Income and Overseas Portfolios each may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
   WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the market value of a fund's assets.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS. Money Market will invest more than 25% of its total assets in the financial services industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: Money Market may not invest more than 5% of its total assets in any one issuer, except that the fund may invest up to 10% of its total assets in the highest quality securities of a single issuer for up to three business days. These limitations do not apply to U.S. government securities.
With respect to 75% of    its     total assets, each of High Income,
Equity-Income, Growth, Overseas, Investment Grade Bond, Index 500, Asset Manager, Asset Manager: Growth and Contrafund Portfolios may not purchase a security if, as a result, more than 5% would be invested in the securities
of any one issuer. Each fund    (except Money Market)     also may not
invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund, other than Money Market, may borrow only for
temporary or emergency purposes   ,     but not in an amount exceeding 25%
of its assets. Money Market may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount
exceeding 25% of its assets    for temporary or emergency purposes and 10%
of its assets for general purposes (reverse repurchase agreements).
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include depositary receipts, rights, and securities of closed-end investment companies.
INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.
INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.
INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
EACH FUND (excluding Money Market), with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each fund may not invest more than 25% of its total assets in any one industry, except Money Market will invest more than 25% of its total assets in the financial services industry.
Loans, in the aggregate, may not exceed 33% of    a     fund's total
assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn, on behalf of Money Market, High Income, Asset Manager, Asset Manager: Growth, Contrafund and Overseas Portfolios, pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EACH FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets.
INDEX 500   'S     management fee is calculated and paid to FMR every
month. The fund pays the fee at the annual rate of 0.28% of its average net assets.
MONEY MARKET'S management fee is calculated by multiplying the sum of two components by the fund's average net assets and adding an income-based fee. One component, the group fee rate, is discussed below. The other component, the individual fund fee rate, is 0.03%. The income-based fee is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets.
THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth and Contrafund
Portfolios and 0.37% for Money Market, High Income   ,     and Investment
Grade Bond Portfolios, and it drops as total assets under management increase.
For December 31, 1995, the group fee rate was 0.   3097    % for
Equity-Income, Growth, Overseas, Asset Manager, Asset Manager: Growth and
Contrafund Portfolios   ,     and 0.   1482    % for Money Market, High
Income and Investment Grade Bond Portfolios.
   The     funds   '     individual fund fee rate   s     and total
management fee   s     for fiscal year 1995    are     outlined in the
chart below.
Fund                              Individual    Managem
                                  fund          ent
                                  fee rate      fee

Money Market Portfolio               0    .03      0.24
                                  %                    %

Equity-Income Portfolio              0    .20      0    .   51
                                  %                    %

Growth Portfolio                     0    .30      0    .   61
                                  %                    %

Contrafund Portfolio                 0    .30      0    .   61
                                  %                    %

Investment Grade Bond Portfolio      0    .30      0    .   45
                                  %                    %

Asset Manager Portfolio              0    .40      0    .   71
                                  %                    %

Asset Manager: Growth Portfolio      0    .40      0    .   71
                                  %                    %

High Income Portfolio                0    .45      0    .   60
                                  %                    %

Overseas Portfolio                   0    .45      0    .   76
                                  %                    %

For Overseas, this rate was higher than th   ose     of most other mutual
funds, but not necessarily higher than those of a typical international fund, due to the greater complexity, expense and commitment of resources involved in international investing.
SUB-ADVISORY AGREEMENTS. On behalf of High Income, Asset Manager, Asset
Manager: Growth   ,     and Contrafund Portfolios, FMR has sub-advisory
agreements with two affiliates, FMR U.K. and FMR Far East. On behalf of Overseas Portfolio, FMR has sub-advisory agreements with three affiliates:
FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses on issuers based in the United Kingdom and Europe.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
On behalf of High Income, Asset Manager: Growth, Contrafund and Overseas Portfolios, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the cost of providing these services.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far
East, on behalf of the funds (as a percentage of    a     fund's average
net assets) for fiscal 1995:
   Fund                                     Fee to
           Fee to
                                            FMR U.K.          FMR Far
                                                              East

   Asset Manager
                          .013%             .015%
   Portfolio

   Asset Manager: Growth Portfolio          .012%             .014%

   Contrafund Portfolio                     .004%             .004%

On behalf of Money Market Portfolio, FMR has a sub-advisory agreement with FMR Texas, which has primary responsibility for providing investment management for the fund, while FMR retains responsibility for providing the fund with other management services. FMR pays FMR Texas 50% of its management fee (before any expense reimbursement) for these services. FMR
paid FMR Texas 0.   12    % of Money Market's average net assets for fiscal
1995.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC, 82 Devonshire Street, Boston, Massachusetts, performs transfer agency, dividend disbursing and shareholder servicing functions for each fund. Fidelity Service Co. (FSC), 82 Devonshire Street, Boston,
Massachusetts, calculates the net asset value (NAV) and dividends,    and
    maintains the general accounting records    for each fund's     and
administers the securities lending program for each fund    (except for
Money Market)    .
The following chart details the fees paid to FIIOC and FSC and each fund's
total expenses (as a percentage of    the     fund's average net assets)
for fiscal 1995:

Fund                                     Fee           Fee           Total
                                         to            to            Expen
                                         FIIO          FSC           ses
                                         C

   Money Market                            0.05          0.01          0.33
   Portfolio                                %             %             %

   Index 500 Portfolio                      0.05          0.06          0.28
                                            %             %             %

   Equity-Income Portfolio                  0.05          0.02          0.61
                                            %             %             %

   Growth Portfolio                         0.05          0.02          0.70
                                            %             %             %

   Contrafund Portfolio                     0.05          0.06          0.72
                                            %             %             %

   Investment Grade Bond Portfolio          0.05          0.04          0.59
                                            %             %             %

   Asset Manager                           0.05          0.02          0.81
   Portfolio                                %             %             %

   Asset Manager:                          0.05          0.12          1.00
   Growth Portfolio                         %             %             %

   High Income Portfolio                    0.05          0.03          0.71
                                            %             %             %

   Overseas Portfolio                       0.05          0.04          0.91
                                            %             %             %


   FMR has voluntarily agreed to temporarily limit the fund's operating expenses (as a percentage of each fund's average net assets) to 0.28% for Index 500, 0.80% for Investment Grade Bond, 1.00% for Asset Manager:
Growth, High Income and Contrafund, 1.25% for Asset Manager, and 1.50% for Equity-Income, Growth and Overseas, respectively. If these agreements were not in effect, total operating expenses would be .47% and 1.13% for Index
500 and Asset Manager: Growth, respectively.     Expense   s     eligible
for reimbursement do    not include interest, taxes, brokerage commissions
or extraordinary expenses. A portion of the brokerage commissions
that        certain of the funds pay is used to reduce    these
fund   s     expenses. Including this reduction, the total operating
expenses would have been        0.   79    % for Asset Manager.
Each fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
   E    ach fund's    (except Money Market's)     portfolio turnover
rate    for fiscal 1995     is outlined in the table below. These rates
vary from year to year. High turnover rates increase transaction costs. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
Fund                                     Portfolio
                                         Turnover
                                         Rate

Index 500 Portfolio                         16    %

Equity-Income Portfolio                     87    %

Growth Portfolio                            108    %

   Contrafund Portfolio                     132%

Investment Grade Bond Portfolio             182    %

Asset Manager Portfolio                     256    %

   Asset Manager: Growth Portfolio          343%

High Income Portfolio                       132    %

Overseas Portfolio                          50    %

Each fund has adopted a Distribution and Service Plan. Each plan recognizes that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support
services or engage in the sale of    a     fund   '    s        shares. The
Board of Trustees has not authorized such payments.
PERFORMANCE
Each fund's total return and yield may be quoted in advertising in accordance with current law and interpretations thereof. Performance is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
A fund may quote its adjusted    NAV    , including all distributions paid.
This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
TOTAL RETURNS AND YIELDS QUOTED FOR A FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
   ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition to a 10% penalty tax on withdrawals before age 59.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net
realized capital gains   , if any,     for each year. Dividends from Money
Market Portfolio are declared daily and paid monthly. High Income, Equity-Income, Investment Grade Bond, Growth, Overseas, Asset Manager, Asset Manager: Growth, Index 500, and Contrafund Portfolios will distribute
any dividends at least annually.    Normally, net realized capital gains,
if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares
of the fund.     Each fund (except Money Market) makes dividend and capital gain distributions on a per-share basis. After each distribution from a fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Each fund's NAV is calculated as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Money Market   's portfolio securities and each of the other     fund's
investments with remaining maturities of 60 days or less    are valued
on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps Money Market Portfolio maintain a stable $1.00 share price.
Other than Money Market, each of the fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.
EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose
of funding variable    annuity and variable life     insurance contracts.
Please refer to the prospectus of your insurance company's separate account
for information on how to invest in and redeem from    a     fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a
fund   ,     but in no event later than 7 days following receipt of
instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. (INDEX 500 PORTFOLIO) S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to participants of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the fund. S&P has no obligation to take the needs of the Licensee or the participants of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.
"Standard & Poor's(registered trademark)," "S&P(registered trademark)," "S&P 500(registered trademark)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fidelity Distributors Corporation.




This prospectus is printed on recycled paper using soy-based inks.

                      STATEMENT OF ADDITIONAL INFORMATION

                         THE RETIREMENT INCOME BUILDER
                               VARIABLE ANNUITY

                                Issued through

                        PFL RETIREMENT BUILDER VARIABLE
                                ANNUITY ACCOUNT

                                  Offered by
                          PFL LIFE INSURANCE COMPANY

                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

                               ----------------

  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Retirement Income Builder Variable Annuity (the "Policy") offered by PFL Life Insurance Company. You may obtain a copy of the Prospectus dated January 1, 1997 by calling 1-800-525-6205, or by writing to the Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The Prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND THE PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT.

Dated: January 1, 1997


PRIBVAS197

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
The Policy--General Provisions............................................   3
  Owner...................................................................   3
  Entire Policy...........................................................   3
  Deferment of Payment and Transfers......................................   3
  Misstatement of Age or Sex..............................................   4
  Reallocation of Policy Values After the Annuity Commencement Date.......   4
  Assignment..............................................................   4
  Evidence of Survival....................................................   4
  Non Participating.......................................................   4
Federal Tax Matters.......................................................   5
  Tax Status of the Policy................................................   5
  Taxation of PFL.........................................................   5
Investment Experience.....................................................   6
State Regulation of PFL...................................................   9
Administration............................................................   9
Records and Reports.......................................................   9
Distribution of the Policies..............................................  10
Custody of Assets.........................................................  10
Historical Performance Data...............................................  10
  Money Market Yields.....................................................  10
  Other Subaccount Yields.................................................  11
  Total Returns...........................................................  12
  Other Performance Data..................................................  12
  Hypothetical Performance Data...........................................  13
Legal Matters.............................................................  13
Independent Auditors......................................................  13
Other Information.........................................................  13
Financial Statements......................................................  13
(Numbers in parenthesis indicate corresponding pages of the Prospectus).

  In order to supplement the description in the Prospectus, the following provides additional information about PFL and the Policy which may be of interest to a prospective purchaser.

                        THE POLICY--GENERAL PROVISIONS

OWNER

  The Policy shall belong to the Owner upon issuance of the Policy after completion of an application and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the Policy; (2) surrender the Policy; (3) amend or modify the Policy with PFL's consent; (4) receive annuity payments or name a Payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of the Owner's spouse in a community or marital property state.

  A Successor Owner can be named in the Policy application or in a Written Notice. The Successor Owner will become the new Owner upon the Owner's death, if the Owner predeceases the Annuitant. If no Successor Owner survives the Owner and the Owner predeceases the Annuitant, the Owner's estate will become the Owner.

  The Owner may change the ownership of the Policy in a Written Notice. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. A change of ownership may have tax consequences.

  When there is a change of Owner or Successor Owner, the change will take effect as of the date the Owner signs the Written Notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the Owner or naming a new Successor Owner cancels any prior choice of Successor Owner, but does not change the designation of the Beneficiary or the Annuitant.

  If ownership is transferred (except to the Owner's spouse) because the Owner dies before the Annuitant, the Adjusted Policy Value generally must be distributed to the Successor Owner within five years of the Owner's death, or if the first payment begins within one year of the Owner's death, payments must be made for a period certain which does not exceed that Successor Owner's life expectancy.

ENTIRE POLICY

  The Policy and any endorsements thereon and the Policy application constitute the entire contract between PFL and the Owner. All statements in the application are representations and not warranties. No statement will cause the Policy to be void or to be used in defense of a claim unless contained in the application.

DEFERMENT OF PAYMENT AND TRANSFERS

  Payment of any amount due from the Mutual Fund Account in respect of a surrender, the Death Benefit or the death of the Owner of a Nonqualified Policy generally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received, except that PFL may be permitted to defer such payment from the Mutual Fund Account if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Owners. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances.

  Certain delays and restrictions apply to transfers of amounts out of the Fixed Account. See p. 33 of the Policy Prospectus.

MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Annuitant has been misstated, PFL will change the annuity benefit payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the Beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to PFL.

REALLOCATION OF POLICY VALUES AFTER THE ANNUITY COMMENCEMENT DATE

  After the Annuity Commencement Date, the Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Mutual Fund Account then credited to a Policy into an equal value of Annuity Units of one or more other Subaccounts of the Mutual Fund Account, or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the Account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the Account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to PFL's Administrative and Service Office. There is no charge assessed in connection with such reallocation. PFL reserves the right to limit the number of times a reallocation of Policy Value may be made in any given Policy Year.

  After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Mutual Fund Account.

ASSIGNMENT

  During the lifetime of the Annuitant the Owner may assign any rights or benefits provided by a Nonqualified Policy. An assignment will not be binding on PFL until a copy has been filed at its Administrative and Service Office. The rights and benefits of the Owner and Beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

  Unless the Owner so directs by filing Written Notice with PFL, no Beneficiary may assign any payments under the Policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.

  Ownership under Qualified Policies is restricted to comply with the Internal Revenue Code.

EVIDENCE OF SURVIVAL

  PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

NON-PARTICIPATING

  The Policy will not share in PFL's surplus earnings; no dividends will be paid.

                              FEDERAL TAX MATTERS

TAX STATUS OF THE POLICY

  Diversification Requirements Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ((S)) 1.817-5) apply a diversification requirement to each of the Subaccounts of the Mutual Fund Account. The Mutual Fund Account, through the Underlying Funds and their Portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Retirement Income Builder that require the Underlying Funds and their Portfolios to be operated in compliance with the Treasury regulations.

  Owner Control. In connection with the issuance of temporary regulations on diversification requirements, the Treasury also announced that such regulations do not provide guidance concerning the extent to which Owners may direct their investments to the Subaccounts of the Mutual Fund Account. It is not clear whether additional guidance in this regard will be provided nor whether, if provided, it will be prospective only. It is possible that any such guidance could treat an Owner as the owner of the assets of the Mutual Fund Account if a Subaccount is too narrow in its investment strategy (e.g., a fund that invests only in gold or stock of gold mining companies) or if Owners have too many Subaccount options to select, even though it technically meets the diversification requirements. It is possible that if any guidance is provided then the Mutual Fund Account may not be in compliance. PFL can provide no assurances that any such guidance will not adversely affect the tax treatment of existing Policies. For these reasons, PFL reserves the right to modify the Policy as necessary to prevent the Owner from being considered the owner of the assets of the Mutual Fund Account or otherwise to qualify the Policy for favorable tax treatment.

  Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of the Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owners death. If any Owner dies before the Annuity Commencement Date, the entire interest in the Policy must generally be distributed within 5 years after such Owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. However, if such Owner's death occurs prior to the Annuity Commencement Death, and such Owner's surviving spouse is named beneficiary, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as the Owner and any death or change of such primary Annuitant shall be treated as the Death of the Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

TAXATION OF PFL

  PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Mutual Fund Account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Mutual Fund Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Mutual Fund Account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the Mutual Fund Account, PFL may make a charge to the Mutual Fund Account.

                             INVESTMENT EXPERIENCE

  A "Net Investment Factor" is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.

ACCUMULATION UNITS

  Upon allocation to the selected Subaccount of the Mutual Fund Account, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative and Service Office or, in the case of the initial Premium Payment, when the Policy application is completed, whichever is later. The value of an Accumulation Unit was arbitrarily established at $1.000000 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange and PFL's Administrative and Service Office are open for business.

  An index (the "Net Investment Factor") which measures the investment performance of a Subaccount during a Valuation Period, is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Owner bears this investment risk. The net investment performance of a Subaccount and deduction of certain charges affect the Accumulation Unit Value.

  The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a) is the net result of:

        (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

        (2) the per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

        (3) a per share charge or credit for any taxes determined by PFL to have resulted from the investment operations of the Subaccount;

    (b) the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and

    (c) is the charge for mortality and expense risk during the Valuation Period (equal on an annual basis to 1.10% for the Return of Premium Death Benefit and 1.25% for both the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit) of the daily net asset value of the Subaccount, plus the .15% administrative charge for all three Death Benefit Options.

             ILLUSTRATION OF ACCUMULATION UNIT VALUE CALCULATIONS

      FORMULA AND ILLUSTRATION FOR DETERMINING THE NET INVESTMENT FACTOR

            ASSUME EITHER THE 5% ANNUALLY COMPOUNDING DEATH BENEFIT
               OR THE ANNUAL STEP-UP DEATH BENEFIT IS IN EFFECT.

Investment Experience Factor = A + B - C - F
                               ---------
                                 D - E

Where: A =   The Net Asset Value of an Underlying Fund share as of the end of the current Valuation Period.
             Assume.................  A = $11.57

       B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
             Assume.................  B = 0

       C = The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
             Assume.................  C = 0

       D = The Net Asset Value of an Underlying Fund share at the end of the immediately preceding Valuation Period.
             Assume.................  D = $11.40

       E = The per share amount of any taxes reserved for at the end of the immediately preceding Valuation Period.
             Assume.................  E = 0

       F = The daily deduction for Mortality and Expense Risk Fee and Administrative Charges, which totals 1.40% on an annual basis.
             On a daily basis.......  = .0000380909

Then, the Investment Experience Factor = 11.57 + 0 - 0 - .0000380909 = Z = 1.0148741898
                                         -------------
                                           11.40 - 0

       FORMULA AND ILLUSTRATION FOR DETERMINING ACCUMULATION UNIT VALUE

Accumulation Unit Value = A X B

Where: A =   The Accumulation Unit Value for the immediately preceding Valuation
             Period.
             Assume.................  = $ X

       B =   The Net Investment Factor for the current Valuation Period.
             Assume.................  = Y


Then, the Accumulation Unit Value = $ X X Y = $ Z

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

  The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to (a) multiplied by (b) multiplied by (c), where:

    (a) is the variable Annuity Unit Value for that Subaccount on the immediately preceding Business Day;

    (b) is the net investment factor for that Subaccount for the valuation period; and

    (c) is the investment result adjustment factor for the valuation period.

  The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

  The net investment factor for the Policy used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

    (i) is the result of:

        (1) the net asset value of a fund share held in that Subaccount determined at the end of the current valuation period; plus

        (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that Subaccount if the ex-dividend date occurs during the valuation period; plus or minus

        (3) a per share charge or credit for any taxes reserved for, which PFL determines to have resulted from the investment operations of the Subaccount.

    (ii) is the net asset value of a fund share held in that Subaccount determined as of the end of the immediately preceding valuation period.

    (iii) is a factor representing the Mortality and Expense Risk Fee and Administrative Charge. This factor is equal, on an annual basis, to 1.25% (for Death Benefit Option A) or 1.40% (for Death Benefit Options B and C) of the daily net asset value of a fund share held in that Subaccount.

  The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

  The annuity payment rates vary according to the Annuity Option elected and the sex and adjusted age of the Annuitant at the Annuity Commencement Date. The Policy also contains a table for determining the adjusted age of the Annuitant.

              ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                         AND VARIABLE ANNUITY PAYMENTS

FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity Unit Value = A X B X C

Where: A =   Annuity Unit Value for the immediately preceding Valuation Period.
             Assume.........................  = $ X

       B = Investment Experience Factor for the Valuation Period for which the Annuity Unit Value is being calculated.
             Assume.........................  = Y

       C = A factor to neutralize the assumed interest rate of 5% built into the Annuity Tables used.
             Assume.........................  = Z

Then, the Annuity Unit Value is:
             $ X X Y X Z = $ Q

       FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF FIRST MONTHLY
                           VARIABLE ANNUITY PAYMENT

First Monthly Variable Annuity Payment =  A   X B
                              $1,000

 Where: A =  The Policy Value as of the Annuity Commencement Date.
             Assume....................... = $ X

        B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the Policy.
             Assume....................... = $ Y

Then, the first Monthly Variable Annuity
    Payment = $  X  X $ Y = $ Z
               -----
               1,000

        FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY
          UNITS REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

Number of Annuity Units = A
                          -
                          B

 Where: A =  The dollar amount of the first monthly Variable Annuity Payment.
             Assume....................... = $ X

        B = The Annuity Unit Value for the Valuation Date on which the first monthly payment is due.
             Assume....................... = $ Y

Then, the number of Annuity Units =  $ X  = Z
                                     ---
                                     $ Y

                            STATE REGULATION OF PFL

  PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                ADMINISTRATION

  PFL performs administrative services for the Policies. These services include issuance of the Policies, maintenance of records concerning the Policies, and certain valuation services.

                              RECORDS AND REPORTS

  All records and accounts relating to the Mutual Fund Account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, PFL will mail to all

Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                         DISTRIBUTION OF THE POLICIES

  The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and PFL does not anticipate discontinuing the offering of the Policies. However, PFL reserves the right to discontinue the offering of the Policies.

  AEGON USA Securities, Inc., an affiliate of PFL, will be the principal underwriter of the Policies. AEGON USA Securities, Inc. may enter into agreements with broker-dealers for the distribution of the Policies.


                               CUSTODY OF ASSETS

  The assets of each of the Subaccounts of the Mutual Fund Account are held by PFL. The assets of each of the Subaccounts of the Mutual Fund Account are segregated and held separate and apart from the assets of the other Subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the Underlying Funds held by each of the Subaccounts. Additional protection for the assets of the Mutual Fund Account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                          HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

  PFL may from time to time disclose the current annualized yield of the Money Market Subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the Administrative Charges; and (ii) the Mortality and Expense Risk Fee. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS= The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES=  Per unit expenses of the Subaccount for the 7-day period.

UV=  The unit value on the first day of the 7-day period.

  Because of the charges and deductions imposed under a Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charges that may be applicable to a particular Policy. Surrender Charges range from 6% to 0% of the amount of Premium Payments withdrawn based on the number of years since the Premium Payment was made. However, Surrender Charges will not be assessed after the tenth Policy Year.

  PFL may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

          Effective Yield = (1 + ((NCS - ES) / UV))/365/ / /7/ - 1

Where:

NCS = The net change in the value of the account (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES =  Per unit expenses of the Subaccount for the 7-day period.

UV =  The unit value on the first day of the 7-day period.

  The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

OTHER SUBACCOUNT YIELDS

  PFL may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Mutual Fund Account (except the Money Market Subaccount) for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Subaccount less Subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Fee. The 30-day yield is calculated according to the following formula:

                Yield = 2 X ((((NI - ES)/(U X UV)) + 1)/6/ - 1)

Where:

NI = Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.

ES =  Expenses of the Subaccount for the 30-day period.

U  =  The average number of units outstanding.

UV = The unit value at the close (highest) of the last day in the 30-day period.

  Because of the charges and deductions imposed by the Mutual Fund Account, the yield for a Subaccount of the Mutual Fund Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charges that may be applicable to a particular Policy. Surrender Charges range from 6% to 0% of the amount of Premium Payments withdrawn based on the number of years since the Premium Payment was made. However, Surrender Charges will not be assessed after the tenth Policy Year.

  The yield on amounts held in the Subaccounts of the Mutual Fund Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

  PFL may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Mutual Fund Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

  Total returns will be calculated using Subaccount Unit Values which PFL calculates on each Business Day based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Fee and the Administrative Charges. Total return calculations will reflect the effect of Surrender Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                P(1 + T)/n/ = ERV

Where:

T   =   The average annual total return net of Subaccount recurring charges.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P   =   A hypothetical initial payment of $1,000.

N   =   The number of years in the period.

OTHER PERFORMANCE DATA

  PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Surrender Charge percentage will be assumed to be 0%.

  PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Surrender Charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:

CTR = The cumulative total return net of Subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    =  A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

HYPOTHETICAL PERFORMANCE DATA

  From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the Mutual Fund Account commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Policy charges that were in effect at the inception of the Subaccounts.

                                 LEGAL MATTERS

  Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Policies has been provided to PFL by Sutherland, Asbill & Brennan, of Washington D.C.

                             INDEPENDENT AUDITORS

  The Financial Statements of PFL as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

  The values of the interest of Owners in the Mutual Fund Account will be affected solely by the investment results of the selected Subaccount(s). The Financial Statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of PFL to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Mutual Fund Account.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors PFL Life
 Insurance Company

  We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1995 and 1994, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The variances between such practices and generally accepted accounting principles are described in Note
1. The effects of these variances have not been determined but we believe they are material.

  In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1995.

  In addition, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects information set forth therein.

                                          Ernst & Young, LLP

Des Moines, Iowa
February 23, 1996

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               DECEMBER 31
                                                          ---------------------
                                                             1995       1994
                                                          ---------- ----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments........................ $   79,852 $   34,062
  Bonds..................................................  4,613,334  4,094,407
  Stocks:
    Preferred............................................      9,336     12,667
    Common (cost: 1995--$19,061; 1994--$15,812)..........     24,866     16,754
    Affiliated entities (cost: 1995--$14,661; 1994--
     $13,155)............................................      6,794     26,530
  Mortgage loans on real estate..........................    680,414    527,410
  Real estate, at cost less accumulated depreciation
   ($12,493 in 1995; $12,318 in 1994):
    Home office properties...............................     20,403     21,226
    Properties acquired in satisfaction of debt..........      2,648     10,381
    Investment properties................................     40,453     45,859
  Policy loans...........................................     52,675     51,798
  Other invested assets..................................      5,586      4,593
                                                          ---------- ----------
  Total cash and invested assets.........................  5,536,361  4,845,687
Premiums deferred and uncollected........................     17,026     18,386
Accrued investment income................................     68,065     61,969
Receivable from affiliates...............................     79,913     31,843
Federal income taxes recoverable.........................      9,776     10,274
Other assets.............................................     40,774     29,441
Separate account assets..................................  1,418,157  1,120,391
                                                          ---------- ----------
  Total admitted assets.................................. $7,170,072 $6,117,991
                                                          ========== ==========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life................................................. $  596,039 $  545,870
    Annuity..............................................  4,220,274  3,693,388
    Accident and health..................................    114,884     99,240
  Policy and contract claim reserves:
    Life.................................................      6,225      7,493
    Accident and health..................................     70,517     66,407
  Other policyholders' funds.............................    105,371     87,574
  Remittances and items not allocated....................    123,710     35,415
  Asset valuation reserve................................     43,921     37,975
  Interest maintenance reserve...........................     26,376     22,826
  Other liabilities......................................     67,070     73,071
  Separate account liabilities...........................  1,418,157  1,120,391
                                                          ---------- ----------
  Total liabilities......................................  6,792,544  5,789,650
Commitments and contingencies Capital and surplus:
  Common stock, $10 par value, 500 shares authorized, 266
   issued and outstanding................................      2,660      2,660
  Paid-in surplus........................................    154,129    114,129
  Unassigned surplus.....................................    220,739    211,552
                                                          ---------- ----------
  Total capital and surplus..............................    377,528    328,341
                                                          ---------- ----------
  Total liabilities and capital and surplus.............. $7,170,072 $6,117,991
                                                          ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1995        1994        1993
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life................................... $  114,704  $  148,954  $   98,670
    Annuity................................    921,452   1,067,406     740,787
    Accident and health....................    232,738     230,889     266,789
  Net investment income....................    392,685     343,880     322,393
  Amortization of interest maintenance
   reserve.................................      4,341       2,871       2,674
  Commissions and expense allowances on
   reinsurance ceded.......................     77,071      94,635      62,584
                                            ----------  ----------  ----------
                                             1,742,991   1,888,635   1,493,897
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits..    146,346     141,632     162,308
    Surrender benefits.....................    498,626     392,064     217,998
    Other benefits.........................     88,607      73,306      50,195
    Increase in aggregate reserves for
     policies and contracts:
      Life.................................     50,071      82,062      26,703
      Annuity..............................    528,330     569,341     250,241
      Accident and health..................     17,694      22,144      19,216
      Other................................     16,017      11,223       4,352
                                            ----------  ----------  ----------
                                             1,345,691   1,291,772     731,013
Insurance expenses:
  Commissions..............................    200,706     215,635     198,251
  General insurance expenses...............     57,623      52,166      53,367
  Taxes, licenses and fees.................     15,700      15,368      10,781
  Transfer to separate account.............     42,981     243,806     414,819
  Other expenses...........................        760       1,014         814
                                            ----------  ----------  ----------
                                               317,770     527,989     678,032
                                            ----------  ----------  ----------
                                             1,663,461   1,819,761   1,409,045
                                            ----------  ----------  ----------
Gain from operations before federal income
 taxes and net realized capital losses on
 investments...............................     79,530      68,874      84,852
Federal income tax expense.................     33,335      23,858      31,667
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital losses on investments.............     46,195      45,016      53,185
Net realized capital losses on investments
 (net of related federal income taxes and
 transfer to interest maintenance reserve).    (18,096)     (3,624)       (451)
                                            ----------  ----------  ----------
Net income................................. $   28,099  $   41,392  $   52,734
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                              ADDITIONAL               TOTAL
                                       COMMON  PAID-IN   UNASSIGNED CAPITAL AND
                                       STOCK   CAPITAL    SURPLUS     SURPLUS
                                       ------ ---------- ---------- -----------
Balance at January 1, 1993............ $2,660  $ 99,129   $213,665   $315,454
  Net income for 1993.................    --        --      52,734     52,734
  Net unrealized capital gains........    --        --       1,719      1,719
  Increase in non-admitted assets.....    --        --          (5)        (5)
  Increase in asset valuation reserve.    --        --     (10,773)   (10,773)
  Dividend to stockholder.............    --        --     (46,000)   (46,000)
  Surplus effect of sale of division..    --        --        (862)      (862)
  Cancellation of coinsurance
   agreement..........................    --        --        (288)      (288)
  Decrease in liability for
   reinsurance in unauthorized
   companies..........................    --        --       2,340      2,340
  Prior period adjustment.............    --        --         452        452
                                       ------  --------   --------   --------
Balance at December 31, 1993..........  2,660    99,129    212,982    314,771
  Capital contribution................    --     15,000        --      15,000
  Net income for 1994.................    --        --      41,392     41,392
  Net unrealized capital losses.......    --        --     (25,350)   (25,350)
  Increase in non-admitted assets.....    --        --        (248)      (248)
  Decrease in asset valuation reserve.    --        --       6,040      6,040
  Dividend to stockholder.............    --        --     (20,900)   (20,900)
  Surplus effect of ceding commissions
   associated with the sale of a
   division...........................    --        --         184        184
  Amendment of reinsurance agreement..    --        --         391        391
  Decrease in liability for
   reinsurance in unauthorized
   companies..........................    --        --         505        505
  Prior period adjustment.............    --        --      (3,444)    (3,444)
                                       ------  --------   --------   --------
Balance at December 31, 1994..........  2,660   114,129    211,552    328,341
  Capital contribution................    --     40,000        --      40,000
  Net income for 1995.................    --        --      28,099     28,099
  Net unrealized capital losses.......    --        --      (7,574)    (7,574)
  Decrease in non-admitted assets.....    --        --          50         50
  Increase in asset valuation reserve.    --        --      (5,946)    (5,946)
  Surplus effect of ceding commissions
   associated with the sale of a
   division...........................    --        --          35         35
  Cancellation of reinsurance
   agreement..........................    --        --         585        585
  Amendment of reinsurance agreement..    --        --         419        419
  Dividend of subsidiary to
   stockholder........................    --        --      (3,250)    (3,250)
  Change in reserve valuation
   methodology........................    --        --        (501)      (501)
  Increase in liability for
   reinsurance in unauthorized
   companies..........................    --        --      (2,730)    (2,730)
                                       ------  --------   --------   --------
Balance at December 31, 1995.......... $2,660  $154,129   $220,739   $377,528
                                       ======  ========   ========   ========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1995        1994        1993
                                            ----------  ----------  ----------
SOURCES OF CASH
Premiums and other considerations, net of
 reinsurance............................... $1,348,559  $1,547,797  $1,169,096
Net investment income......................    398,051     339,856     326,480
                                            ----------  ----------  ----------
                                             1,746,610   1,887,653   1,495,576
Life and accident and health claims........   (140,798)   (137,602)   (159,968)
Surrender benefits and other fund
 withdrawals...............................   (498,626)   (392,064)   (217,998)
Other benefits to policyholders............    (88,519)    (73,237)    (50,180)
Commissions, other expenses and other
 taxes.....................................   (273,397)   (288,151)   (264,124)
Net transfers to separate accounts.........    (42,981)   (243,806)   (414,819)
Dividends to policyholders.................       (940)     (1,155)     (1,200)
Federal income taxes, excluding tax on
 capital gains and IRS settlements.........    (32,905)    (39,864)    (32,548)
Increase in policy loans...................       (877)     (3,202)       (677)
Increase in remittances and items not
 allocated.................................     88,295      16,177       3,982
                                            ----------  ----------  ----------
Net cash provided by operations............    755,862     724,749     358,044
Proceeds from investments sold, matured or
 repaid:
  Bonds and preferred stocks...............  1,757,229   1,430,339   1,532,807
  Common stocks............................     20,338      12,941      11,121
  Mortgage loans on real estate............     36,550      43,495      47,460
  Real estate..............................     23,203       9,536       8,286
  Other proceeds...........................        381         189       1,407
                                            ----------  ----------  ----------
  Total cash from investments..............  1,837,701   1,496,500   1,601,081
Capital contribution.......................     40,000      15,000         --
Cash received as the result of coinsurance
 cancellations.............................        --          --          114
Dividend from subsidiary...................        --       10,000         --
Cash received from ceding commissions
 associated with the sale of a division....         55         284         --
Other sources..............................     10,135      24,855       8,475
                                            ----------  ----------  ----------
  Total sources of cash....................  2,643,753   2,271,388   1,967,714
APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds and preferred stocks............... $2,294,195  $2,043,615  $1,846,839
  Common stocks............................     23,284      11,228      18,832
  Mortgage loans on real estate............    192,292     160,068      94,557
  Real estate..............................     10,188      14,801       8,587
  Other invested assets....................      2,670         664         347
                                            ----------  ----------  ----------
  Total investments acquired...............  2,522,629   2,230,376   1,969,162
Dividends to stockholder...................        --       20,900      46,000
Cash transferred as the result of sale of
 division..................................        --          --        8,773
Issuance/(repayment) of intercompany notes
 and receivables, net......................     48,070         365      31,478
Other applications, net....................     27,264       3,820      15,026
                                            ----------  ----------  ----------
  Total applications of cash...............  2,597,963   2,255,461   2,070,439
                                            ----------  ----------  ----------
Net change in cash and short-term
 investments...............................     45,790      15,927    (102,725)
Cash and short-term investments at
 beginning of year.........................     34,062      18,135     120,860
                                            ----------  ----------  ----------
Cash and short-term investments at end of
 year...................................... $   79,852  $   34,062  $   18,135
                                            ==========  ==========  ==========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. Effective June 1, 1995, the Company declared a dividend to transfer the common stock of its wholly-owned subsidiary, Equity National Life Insurance Company ("Equity National"), to its stockholder, First AUSA. Equity National was then merged with Life Investors Insurance Company of America, a subsidiary of First AUSA. The financial statements presented herein are prepared on the statutory accounting principles basis for the Company only; as such, the accounts of the Company's subsidiary, Equity National, are not consolidated with those of the Company.

  In connection with the sale of certain affiliated companies, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

  . Effective December 31, 1995, the Company canceled a coinsurance agreement with its parent, First AUSA. As a result of the cancellation, the Company transferred $825 of assets and $1,712 of liabilities. The difference between the assets and the liabilities, net of a tax effect of $302 was credited directly to surplus.

  . On January 1, 1994, the Company entered into a three-year agreement with a non-affiliate reinsurer to reduce the reinsurance ceded by 2 1/2% each year (primarily group health business). As a result, the Company transferred $3,881 in assets and $4,080 in liabilities during 1994. The difference between the assets and liabilities of $199, plus a tax credit of $192, was credited directly to unassigned surplus. During 1995, the Company transferred $4,303 in assets and liabilities of $4,467. The difference between the assets and liabilities of $164, plus a tax credit of $255, was credited directly to unassigned surplus.

  . During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. In addition, the Company will receive from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1993, the Company transferred $12,094 in assets including $8,773 in cash and short-term investments and $10,570 in liabilities to the assuming company. The difference between the assets and liabilities transferred, net of a tax effect of $662, was charged directly to unassigned surplus. The income statement for 1993 includes revenues of $53,558 and net income of $2,839 earned by the division prior to its sale. During 1994, the Company received $284 for ceding commissions; the commissions net of the related tax effect of $100 was credited directly to unassigned surplus. During 1995, the Company received $55 for ceding commissions; the commissions net of the related tax effect of $20 was credited directly to unassigned surplus.

  . During 1993, the Company canceled several coinsurance agreements with affiliated and non-affiliated companies. As a result of the cancellations with affiliates, the Company received $1,006 in assets, and $1,051 in liabilities. As a result of the cancellations with non-affiliates, the Company received $6,736 in assets, including $114 in cash and short-term investments, and $7,131 in liabilities. The difference between the assets and liabilities, net of a tax effect of $152, was charged directly to surplus.

 Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through an independent insurance agency of the Company's Insurance Center, the Company's agents, and financial institutions.

 Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (carried at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding receivable or payable rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus; and (o) the financial statements of subsidiaries are not consolidated with those of the Company. The effects of these variances have not been determined by the Company.

  The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

 Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

 Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies, which may include shares of mutual funds (money market and other), are carried at market. Common stock of the Company's insurance subsidiary is recorded at the equity in net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

  Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1995, 1994 and 1993, the Company excluded investment income due and accrued of $2,272, $4,622 and $1,876, respectively, with respect to such practices.

  The Company entered into an interest-rate cap agreement on Five Year Constant Maturities Treasury futures to hedge the exposure of increasing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The Company paid a one-time premium to receive the difference between the reference rate and the strike rate after a two-year delay. The cost is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other assets.

 Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level

Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

 Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

 Separate Account

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate account are valued at market. Income and gains and losses with respect to the assets in the separate account accrue to the benefit of the policyholders. The Company received variable contract premiums of $133,386, $308,305 and $439,586 in 1995, 1994 and 1993, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

 Reclassifications

  Certain reclassifications have been made to the 1994 and 1993 financial statements to conform to the 1995 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, "Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments" requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and cash equivalents, short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities other than insurance subsidiaries are based on quoted market prices and are recognized in the balance sheet. Fair value for the Company's insurance subsidiary is the statutory net book value of that subsidiary.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap: Estimated fair value of the interest rate cap is based upon the latest quoted market price.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                    DECEMBER 31
                                    -------------------------------------------
                                            1995                  1994
                                    --------------------- ---------------------
                                     CARRYING              CARRYING
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
   ADMITTED ASSETS
   Bonds........................... $4,613,334 $4,824,635 $4,094,407 $3,952,849
   Preferred stocks................      9,336     12,275     12,667     12,905
   Common stocks...................     24,866     24,866     16,754     16,754
   Affiliated common and preferred
    stock..........................      6,794      6,794     26,530     26,530
   Mortgage loans on real estate...    680,414    714,399    527,410    499,350
   Policy loans....................     52,675     52,675     51,798     51,798
   Cash and short-term invest-
    ments..........................     79,852     79,852     34,062     34,062
   Interest rate cap...............      7,971      7,250        --         --
   Separate account assets.........  1,418,157  1,418,157  1,120,391  1,120,391
   LIABILITIES
   Investment contract liabili-
    ties...........................  4,323,188  4,310,505  3,779,199  3,468,226
   Separate account annuities......  1,417,842  1,417,842  1,119,002  1,119,002

3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                 GROSS      GROSS    ESTIMATED
                                     CARRYING  UNREALIZED UNREALIZED    FAIR
                                      VALUE      GAINS      LOSSES     VALUE
                                    ---------- ---------- ---------- ----------
   DECEMBER 31, 1995
   Bonds:
     United States Government and
      agencies..................... $  117,054  $  5,808   $    135  $  122,727
     State, municipal and other
      government...................     46,236     3,109          2      49,343
     Public utilities..............    156,342     9,578      1,092     164,828
     Industrial and miscellaneous..  1,781,149   112,074      7,146   1,886,077
     Mortgage-backed securities....  2,512,553    93,420      4,313   2,601,660
                                    ----------  --------   --------  ----------
                                     4,613,334   223,989     12,688   4,824,635
   Preferred stocks................      9,336     3,348        409      12,275
                                    ----------  --------   --------  ----------
                                    $4,622,670  $227,337   $ 13,097  $4,836,910
                                    ==========  ========   ========  ==========
   DECEMBER 31, 1994
   Bonds:
     United States Government and
      agencies..................... $  104,798  $    395   $  1,958  $  103,235
     State, municipal and other
      government...................     51,650       390      2,739      49,301
     Public utilities..............    164,975     1,860      5,710     161,125
     Industrial and miscellaneous..  1,891,899    27,082     69,137   1,849,844
     Mortgage-backed securities....  1,881,085     9,074    100,815   1,789,344
                                    ----------  --------   --------  ----------
                                     4,094,407    38,801    180,359   3,952,849
   Preferred stocks................     12,667       778        540      12,905
                                    ----------  --------   --------  ----------
                                    $4,107,074  $ 39,579   $180,899  $3,965,754
                                    ==========  ========   ========  ==========

  The carrying value and estimated fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                     ESTIMATED
                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
     Due in one year or less............................. $  104,697 $  105,157
     Due after one year through five years...............    858,586    889,832
     Due after five years through ten years..............    934,627    995,403
     Due after ten years.................................    202,871    232,583
                                                          ---------- ----------
                                                           2,100,781  2,222,975
     Mortgage and other asset-backed securities..........  2,512,553  2,601,660
                                                          ---------- ----------
                                                          $4,613,334 $4,824,635
                                                          ========== ==========

  A detail of net investment income is presented below:

                                                       YEAR ENDED DECEMBER 31
                                                     --------------------------
                                                       1995     1994     1993
                                                     -------- -------- --------
     Interest on bonds and notes.................... $342,182 $294,145 $286,013
     Dividends on equity investments................    1,822   12,091    3,990
     Interest on mortgage loans.....................   52,702   42,385   37,587
     Rental income on real estate...................   10,443    9,360    8,753
     Interest on policy loans.......................    3,112    3,182    2,943
     Other investment income........................    1,803      282      555
                                                     -------- -------- --------
     Gross investment income........................  412,064  361,445  339,841
     Investment expenses............................   19,379   17,565   17,448
                                                     -------- -------- --------
     Net investment income.......................... $392,685 $343,880 $322,393
                                                     ======== ======== ========

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  YEAR ENDED DECEMBER 31
                                             ----------------------------------
                                                1995        1994        1993
                                             ----------  ----------  ----------
     Proceeds............................... $1,757,229  $1,430,339  $1,532,807
                                             ==========  ==========  ==========
     Gross realized gains................... $   19,721  $   15,411  $   42,020
     Gross realized losses..................     34,399      33,044       9,071
                                             ----------  ----------  ----------
     Net realized gains (losses)............ $  (14,678) $  (17,633) $   32,949
                                             ==========  ==========  ==========

  At December 31, 1995, investments with an aggregate carrying value of $5,404,474 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                            REALIZED YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1995        1994        1993
                                            ----------  ----------  ----------
     Debt securities....................... $  (14,678) $  (17,633) $   32,949
     Short-term investments................         24        (309)        679
     Equity securities.....................        504       1,322        (348)
     Mortgage loans on real estate.........     (1,053)     (2,186)        199
     Real estate...........................     (1,908)     (2,858)        (41)
     Other invested assets.................       (970)         14          33
                                            ----------  ----------  ----------
                                               (18,081)    (21,650)     33,471
     Tax effect............................      7,878       7,236     (12,519)
     Transfer to interest maintenance re-
      serve................................     (7,891)     10,790     (21,403)
                                            ----------  ----------  ----------
     Net realized losses................... $  (18,096) $   (3,624) $     (451)
                                            ==========  ==========  ==========

                                                     CHANGE IN UNREALIZED
                                                    YEAR ENDED DECEMBER 31
                                                  -----------------------------
                                                    1995       1994      1993
                                                  --------  ----------  -------
     Debt securities............................. $355,560  $ (322,346) $28,210
     Equity securities...........................  (16,379)    (23,202)   3,449
                                                  --------  ----------  -------
     Change in unrealized appreciation
      (depreciation)............................. $339,181  $(345,548)  $31,659
                                                  ========  ==========  =======

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                             DECEMBER 31
                                                       ------------------------
                                                        1995     1994    1993
                                                       -------  ------- -------
     Unrealized gains................................. $ 6,833  $20,244 $42,045
     Unrealized losses................................   8,895    5,927   4,526
                                                       -------  ------- -------
     Net unrealized gains (losses).................... $(2,062) $14,317 $37,519
                                                       =======  ======= =======

  During 1995, the Company issued mortgage loans with interest rates ranging from 7.41% to 9.86%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. Mortgage loans with a carrying value of $12,782 were non-income producing for the previous twelve months. Accrued interest of $1,957 related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

  During 1995, 1994 and 1993, mortgage loans of $1,644, $799 and $101, respectively, were foreclosed and transferred to real estate. At December 31, 1995 and 1994, the Company held a mortgage loan loss reserve in the asset valuation reserve of $6,168 and $5,204, respectively. At December 31, 1995, the mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


       GEOGRAPHIC DISTRIBUTION                 PROPERTY TYPE DISTRIBUTION
South Atlantic.......... 26.2%              Retail.................. 31.2%
Mountain................ 12.4               Apartment............... 20.4
W. South Central........ 14.3               Office.................. 29.1
Pacific................. 16.7               Industrial..............  3.8
E. North Central........ 13.0               Hotel/Motel.............  1.4
E. South Central........  5.3               Other................... 14.1
W. North Central........  5.5
Middle Atlantic.........  3.1
New England.............  3.5

  At December 31, 1995, the Company had the following investments (excluding U.S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

                                                 CARRYING
            DESCRIPTION OF SECURITY OR ISSUER     VALUE
            ---------------------------------    --------
            Bonds:
             Standard Credit Card Trust......... $84,607
             G E Capital........................  48,290
             Green Tree Financial Corporation...  44,128

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1995        1994        1993
                                             ----------  ----------  ----------
     Direct premiums........................ $1,591,531  $1,857,446  $1,472,409
     Reinsurance assumed....................      2,356       1,832       3,040
     Reinsurance ceded......................   (324,993)   (412,029)   (369,203)
                                             ----------  ----------  ----------
     Net premiums earned.................... $1,268,894  $1,447,249  $1,106,246
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $167,287, $148,414 and $97,409 during 1995, 1994 and 1993, respectively. At December 31, 1995 and 1994, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $65,503 and $62,882, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1995 and 1994 of $2,920,034 and $2,977,954, respectively.

  At December 31, 1995, amounts recoverable from unauthorized reinsurers of $70,516 (1994--$43,055) and reserve credits for reinsurance ceded of $48,992 (1994--$59,131) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $110,714 at December 31, 1995 that can be drawn on for amounts that remain unpaid for more than 120 days.

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital gains (losses) for the following reasons:

                                                     YEAR ENDED DECEMBER 31
                                                     -------------------------
                                                      1995     1994     1993
                                                     -------  -------  -------
     Computed tax at federal statutory rate (35%)... $27,835  $24,106  $29,698
     Tax reserve adjustment.........................   2,405    1,150    1,433
     Excess tax depreciation........................    (365)    (406)    (248)
     Deferred acquisition costs--tax basis..........   4,581    7,378    5,200
     Prior year over accrual........................    (306)    (644)    (330)
     Dividend received deduction....................     (56)  (3,513)  (1,202)
     Charitable contribution........................     --    (3,935)     --
     Other items--net...............................    (759)    (278)  (2,884)
                                                     -------  -------  -------
     Federal income tax expense..................... $33,335  $23,858  $31,667
                                                     =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1995). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1986. During 1993, there was a $452 prior period adjustment to the tax accrual. An examination is underway for years 1987 through 1992.

6. POLICY AND CONTRACT ATTRIBUTES

  Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 1.2% of ordinary life insurance in force at December 31, 1995 and 1994.

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                      DECEMBER 31
                                        ---------------------------------------
                                               1995                1994
                                        ------------------- -------------------
                                                   PERCENT             PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                        ---------- -------- ---------- --------
   Subject to discretionary withdrawal
    with market value adjustment....... $      699      %   $   29,625      %
   Subject to discretionary withdrawal
    at book value less surrender
    charge.............................    733,796     8%      521,631     7%
   Subject to discretionary withdrawal
    at market value....................  1,390,156    16%    1,090,032    14%
   Subject to discretionary withdrawal
    at book value (minimal or no
    charges or adjustments)............  6,395,719    74%    6,116,461    78%
   Not subject to discretionary
    withdrawal provision...............    139,330     2%      109,542     1%
                                        ----------   ---    ----------   ---
                                         8,659,700   100%    7,867,291   100%
   Less reinsurance ceded..............  2,866,160           2,931,320
                                        ----------          ----------
   Total policy reserves on annuities
    and deposit fund liabilities....... $5,793,540          $4,935,971
                                        ==========          ==========

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1995 and 1994, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       GROSS   LOADING    NET
                                                      -------  -------  -------
     DECEMBER 31, 1995
     Life and annuity:
       Ordinary direct first year business........... $ 3,151  $ 2,223  $   928
       Ordinary direct renewal business..............  24,250    7,792   16,458
       Group life direct business....................   1,537      779      758
       Reinsurance ceded.............................  (1,362)    (141)  (1,221)
                                                      -------  -------  -------
                                                       27,576   10,653   16,923
     Accident and health:
       Direct........................................   1,296      --     1,296
       Reinsurance ceded.............................  (1,193)     --    (1,193)
                                                      -------  -------  -------
     Total accident and health.......................     103      --       103
                                                      -------  -------  -------
                                                      $27,679  $10,653  $17,026
                                                      =======  =======  =======
     DECEMBER 31, 1994
     Life and annuity:
       Ordinary direct first year business........... $ 3,940  $ 2,865  $ 1,075
       Ordinary direct renewal business..............  26,155    8,979   17,176
       Group life direct business....................   1,386      522      864
       Reinsurance ceded.............................    (943)     (67)    (876)
                                                      -------  -------  -------
                                                       30,538   12,299   18,239
     Accident and health:
       Direct........................................   2,186      --     2,186
       Reinsurance ceded.............................  (2,039)     --    (2,039)
                                                      -------  -------  -------
     Total accident and health.......................     147      --       147
                                                      -------  -------  -------
                                                      $30,685  $12,299  $18,386
                                                      =======  =======  =======

  At December 31, 1995 and 1994, the Company had insurance in force aggregating $87,010 and $92,680, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $1,417 and $1,616 to cover these deficiencies at December 31, 1995 and 1994, respectively.

  In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $501 was made for the year ended December 31, 1995, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

  Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.

  The Company paid dividends to its parent of $0, $20,900 and $46,000 in 1995, 1994 and 1993, respectively.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $942, $966 and $782 for the years ended December 31, 1995, 1994 and 1993, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $465, $411 and $386 for the years ended December 31, 1995, 1994 and 1993, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $164, $169 and $0 for the years ended December 31, 1995, 1994 and 1993, respectively.

9. RELATED PARTY TRANSACTIONS

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1995, 1994 and 1993, the Company paid $14,214, $11,820 and $11,689, respectively, for these services, which approximates their costs to the affiliates.

  Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.64% at December 31, 1995. During 1995, 1994 and 1993, the Company paid net interest of $794, $363 and $283, respectively, to affiliates.

  During 1995 and 1994, the Company received capital contributions of $40,000 and $15,000, respectively, in cash from its parent and during 1994 received a dividend of $10,000 from its subsidiary, Equity National, which was included in net investment income.

  During 1995, the Company sold real estate with a book value of approximately $13,270 to an affiliated entity in exchange for a short-term note receivable. No gain was recognized on this sale. This note bears interest at 5.65% and matures on March 28, 1996.

  During the year ended December 31, 1995, the Company restructured demand notes and accrued interest of $13,250 and $745, respectively, related to an affiliate. The Company received 9,750 shares of preferred stock from the affiliate for satisfaction of debt. The Company realized a loss of $8,695 related to this transaction. At December 31, 1995, the preferred stock related to this affiliate was deemed to have no value and an unrealized loss of $4,555 was recognized.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). The Company has established a reserve of $21,747 and $18,344 and an offsetting premium tax benefit of $9,457 and $10,556 at December 31, 1995 and 1994, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. During 1994, $3,444 was charged to surplus as prior period adjustments to provide for this net reserve plus certain assessments paid that related to several major insurer insolvencies prior to 1992. The guaranty fund expense was $5,859, $4,054 and $0 for December 31, 1995, 1994 and 1993, respectively.

11. SUBSEQUENT EVENT

  Effective January 10, 1996, the Company announced it had signed a Memorandum of Understanding with United Insurance Companies, Inc. to sell its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction, which is subject to approval by the Board of Directors of both companies, will result in the transfer of all employees and office facilities to United Insurance Companies, Inc. All inforce business will continue to be shared by United Insurance Companies, Inc. and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of United Insurance Companies, Inc. and will not be shared with the Company and its affiliates through coinsurance arrangements. The transaction is expected to be completed on or about April 1, 1996.

                                                                     SCHEDULE I

                          PFL LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

                                                               AMOUNT AT WHICH
                                                      MARKET     SHOWN IN THE
  TYPE OF INVESTMENT                      COST/1/     VALUE    BALANCE SHEET/2/
  ------------------                     ---------- ---------- ----------------
FIXED MATURITIES
Bonds:
  United States Government and
   government agencies and authorities.. $1,616,094 $1,674,088    $1,613,124
  States, municipalities and political
   subdivisions.........................      3,975      4,576         3,975
  Foreign governments...................     43,053     45,128        42,261
  Public utilities......................    158,821    165,107       156,619
  All other corporate bonds.............  2,809,545  2,935,736     2,797,355
Redeemable preferred stock..............      9,336     12,275         9,336
                                         ---------- ----------    ----------
  Total fixed maturities................  4,640,824  4,836,910     4,622,670
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance............      5,114      6,221         6,221
  Industrial, miscellaneous and all
   other................................     13,947     18,645        18,645
                                         ---------- ----------    ----------
  Total equity securities...............     19,061     24,866        24,866
Mortgage loans on real estate...........    680,414                  680,414
Real estate.............................     60,856                   60,856
Real estate acquired in satisfaction of
 debt...................................      2,648                    2,648
Policy loans............................     52,675                   52,675
Other long-term investments.............      5,586                    5,586
Cash and short-term investments.........     79,852                   79,852
                                         ----------               ----------
  Total investments..................... $5,541,916               $5,529,567
                                         ==========               ==========

--------
(/1/)Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(/2/)Amount differs from cost as certain bonds have been adjusted to reflect other than temporary decline in value charged to surplus, as prescribed by the NAIC.

                                                                   SCHEDULE III

                          PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)

                                              FUTURE POLICY          POLICY AND
                                              BENEFITS AND  UNEARNED  CONTRACT
                                                EXPENSES    PREMIUMS LIABILITIES
                                              ------------- -------- -----------
YEAR ENDED DECEMBER 31, 1995
Individual life..............................  $  594,274   $   --     $ 6,066
Individual health............................      24,225     7,768     11,863
Group life and health........................      67,994    16,662     58,813
Annuity......................................   4,220,274       --         --
                                               ----------   -------    -------
                                               $4,906,767   $24,430    $76,742
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1994
Individual life..............................  $  544,087   $   --     $ 7,298
Individual health............................      16,649     6,487      8,643
Group life and health........................      60,207    17,680     57,959
Annuity......................................   3,693,388       --         --
                                               ----------   -------    -------
                                               $4,314,331   $24,167    $73,900
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1993
Individual life..............................  $  402,985   $   --     $ 8,424
Individual health............................      11,714     4,623      6,494
Group life and health........................     108,355    17,783     55,265
Annuity......................................   3,124,527       --         --
                                               ----------   -------    -------
                                               $3,647,581   $22,406    $70,183
                                               ==========   =======    =======

                  NET            BENEFITS, CLAIMS           OTHER
 PREMIUM       INVESTMENT           LOSSES AND            OPERATING        PREMIUMS
 REVENUE         INCOME         SETTLEMENT EXPENSES       EXPENSES         WRITTEN
----------     ----------       -------------------       ---------       ----------
$  111,918      $ 49,929            $   97,065            $ 37,933        $      --
    47,692         4,091                25,793              26,033            47,690
   187,832        11,665               106,065             139,640           184,545
   921,452       327,000             1,116,768             114,164           921,448
----------      --------            ----------            --------        ----------
$1,268,894      $392,685            $1,345,691            $317,770        $1,153,683
==========      ========            ==========            ========        ==========
$  146,328      $ 43,025            $  124,736            $ 42,309        $      --
    38,811         3,983                22,323              22,707            38,797
   194,704        10,531               108,400             143,645           192,034
 1,067,406       286,341             1,036,313             319,328         1,067,404
----------      --------            ----------            --------        ----------
$1,447,249      $343,880            $1,291,772            $527,989        $1,298,235
==========      ========            ==========            ========        ==========
$   95,716      $ 36,471            $   71,638            $ 56,462        $      --
    28,388         1,024                16,663              15,987            28,434
   241,356        13,465               135,764             148,254           239,575
   740,786       271,433               506,949             457,328           740,900
----------      --------            ----------            --------        ----------
$1,106,246      $322,393            $  731,014            $678,031        $1,008,909
==========      ========            ==========            ========        ==========

                                                                    SCHEDULE IV

                          PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

                                                                ASSUMED             PERCENTAGE
                                                     CEDED TO    FROM               OF AMOUNT
                                            GROSS      OTHER     OTHER      NET      ASSUMED
                                            AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                                          ---------- --------- --------- ---------- ----------
YEAR ENDED DECEMBER 31, 1995
Life insurance in force.................  $4,594,434 $468,811  $ 22,936  $4,148,559     .6%
                                          ========== ========  ========  ==========    ===
Premiums:
  Individual life.......................  $  113,934 $  3,841  $  1,825  $  111,918    1.6%
  Individual health.....................      60,309   12,617       --       47,692    --
  Group life and health.................     408,097  220,265       --      187,832    --
  Annuity...............................   1,009,191   88,270       531     921,452    .05%
                                          ---------- --------  --------  ----------    ---
                                          $1,591,531 $324,993  $  2,356  $1,268,894     .2%
                                          ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31, 1994
Life insurance in force.................  $4,713,817 $468,811  $112,054  $4,357,060    2.6%
                                          ========== ========  ========  ==========    ===
Premiums:
  Individual life.......................  $  148,702  $ 3,639  $  1,265  $  146,328     .9%
  Individual health.....................      50,303   11,492       --       38,811    --
  Group life and health.................     412,200  217,496       --      194,704    --
  Annuity...............................   1,246,241  179,402       567   1,067,406    .05%
                                          ---------- --------  --------  ----------    ---
                                          $1,857,446 $412,029  $  1,832  $1,447,249     .1%
                                          ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31, 1993
Life insurance in force.................  $4,773,533 $387,843  $192,203  $4,577,893    4.2%
                                          ========== ========  ========  ==========    ===
Premiums:
  Individual life.......................  $   95,982 $  2,640  $  2,373  $   95,715    2.5%
  Individual health.....................      37,709    9,321       --       28,388    --
  Group life and health.................     401,906  160,550       --      241,356    --
  Annuity...............................     936,812  196,692       667     740,787     .1%
                                          ---------- --------  --------  ----------    ---
                                          $1,472,409 $369,203  $  3,040  $1,106,246     .3%
                                          ========== ========  ========  ==========    ===

VARIABLE INSURANCE PRODUCTS FUND:
MONEY MARKET PORTFOLIO, HIGH INCOME PORTFOLIO, EQUITY-INCOME PORTFOLIO, GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
INVESTMENT GRADE BOND PORTFOLIO, ASSET MANAGER PORTFOLIO,
INDEX 500 PORTFOLIO, CONTRAFUND PORTFOLIO, AND ASSET MANAGER: GROWTH
PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1996
This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated April 30, 1996). Please retain this document for future reference. The funds' financial statements and financial highlights, included in the Annual Reports for the fiscal year
ended December 31, 199   5    , are incorporated herein by reference. To
obtain an additional copy of the Prospectus or Annual Reports, please call your insurance company or Fidelity Distributors Corporation at 1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix

VIP/VIPII-ptb-0496
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Money Market Portfolio:
 FMR Texas Inc. (FMR Texas)
High Income, Asset Manager, Contrafund and Asset Manager: Growth
Portfolios:
 Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
 Fidelity Management & Research (Far East) Inc. (FMR Far East)
Overseas Portfolio:
 FMR U.K.
 FMR Far East
 Fidelity International Investment Advisors (FIIA)
 Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.) DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company (FIIOC)
CUSTODIAN   S
Money Market, High Income and Investment Grade Bond Portfolios:
 The Bank of New York
Equity-Income, Overseas, Asset Manager: Growth and Asset Manager
Portfolios:
 The Chase Manhattan Bank, N.A.
Growth, Contrafund and Index 500 Portfolios:
 Brown Brothers Harriman & Co.
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of each fund. However, except for the fundamental investment limitations
   listed     below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
MONEY MARKET PORTFOLIO
THE FOLLOWING ARE    MONEY MARKET PORTFOLIO'S     FUNDAMENTAL INVESTMENT
LIMITATIONS    SET FORTH IN THEIR ENTIRETY    . THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of any single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS FOR MONEY MARKET PORTFOLIO ARE NOT
FUNDAMENTAL AND MAY BE CHANGED,    AS REGULATORY AGENCIES PERMIT,
    WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state
insurance departments. The fund will    not borrow for any general purpose
in excess of 10% of net assets.     The fund will not purchase any security
while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor. (This limit does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(ix) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
QUALITY AND MATURITY Pursuant to procedures adopted by the Board of Trustees, the fund may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g.,
Standard & Poor's A-2).    Split-rated securities may be determined to be
either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature. DOMESTIC AND FOREIGN ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches
of foreign banks.    The     fund may also invest in U.S.
dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest, or the ability to honor a credit commitment. Additionally, there may be less public information available
about foreign    entities    . Foreign issuers may be subject to less
governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS,
INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET
MANAGER: GROWTH PORTFOLIOS
THE FOLLOWING ARE HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH
PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS    SET FORTH IN THEIR
ENTIRETY    . EACH FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) (for High Income, Equity-Income, Growth and Overseas Portfolios) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33% limitation;
 (for Investment Grade Bond, Asset Manager, Index 500, Contrafund and Asset
Manager: Growth Portfolios) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. THE FOLLOWING INVESTMENT LIMITATIONS FOR HIGH INCOME, EQUITY-INCOME, GROWTH, OVERSEAS, INVESTMENT GRADE BOND, ASSET MANAGER, INDEX 500, CONTRAFUND, AND ASSET MANAGER: GROWTH PORTFOLIOS ARE NOT FUNDAMENTAL AND
MAY BE CHANGED,    AS REGULATORY AGENCIES PERMIT    , WITHOUT SHAREHOLDER
APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. Each fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of Equity-Income, Growth, Investment Grade Bond, Asset Manager, Index 500, Contrafund and Asset Manager: Growth Portfolios' net assets and 15% of High Income and Overseas Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Index 500, Contrafund and Asset Manager: Growth Portfolios and 7.5% of net assets for High Income and Investment Grade Bond Portfolios) to a registered investment company or portfolio for which FMR or an affiliate serves as investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(vii) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
For each fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For
limitations on short sales, see the section   s entitled "Short Sales" and
"Short Sales Against The Box".
For the funds' policies on foreign investments, see the section entitled
"   Exposure to Foreign Markets    ."
Higher yielding, fixed-income securities of the type in which High Income Portfolio invests will at times be purchased at a discount from or a premium over par value. The total return on such securities includes the potential for a capital gain or loss. High Income Portfolio generally does not intend to hold securities for the purpose of achieving capital gains, however, unless current yields on these securities remain attractive. Capital gain or loss may also be realized upon the sale of portfolio securities.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for Overseas Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Board of Trustees would reevaluate the fund's investment objective and policies.
In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations (except those imposed by certain state insurance regulations) on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment advisor, each fund has agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information.
EACH FUND'S INVESTMENTS MUST BE CONSISTENT WITH ITS INVESTMENT OBJECTIVE AND POLICIES. ACCORDINGLY, NOT ALL OF THE SECURITY TYPES AND INVESTMENT TECHNIQUES DISCUSSED BELOW ARE ELIGIBLE INVESTMENTS FOR EACH OF THE FUNDS. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH). The short-term class includes all types of domestic and foreign securities and short-term instruments with remaining maturities of three years or less. FMR seeks to maximize total return within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. FMR seeks to maximize total return within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate-term and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The funds may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds").
The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services. INVESTMENT DETAILS FOR INDEX 500 PORTFOLIO. Index 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500. The fund may omit or remove an S&P 500 stock from its portfolio if, following objective criteria, FMR judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. FMR may purchase stocks that are not included in the S&P 500 to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 stocks omitted from the portfolio.
The ability of the fund to meet its objective depends in part on its cash flow because investments and redemptions by shareholders generally will require the fund to purchase or sell portfolio securities. A low level of shareholder transactions will keep cash flow manageable and enhance the fund's ability to track the S&P 500. FMR will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the fund's portfolio to the composition of the S&P 500. In addition, the fund will maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests.
S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (i.e. the number of shares outstanding multiplied by the stock's current price), with the 62 largest stocks currently comprised approximately 50% of the index's value. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group. Standard and Poor's Corporation may change the index's composition from time to time.
The performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other costs of investing, which the fund bears.
ASSET-BACKED SECURITIES include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the
originator of the loans or receivables, or the    entities     providing
the credit support.
       DELAYED-DELIVERY TRANSACTIONS.    Each fund may buy and sell
securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds (excluding Money Market) may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, each fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
Each fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. The funds (excluding Money Market) may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Each fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each fund. The funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Each fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the funds or that it will hedge at an appropriate time.
       FOREIGN REPURCHASE AGREEMENTS.    Foreign repurchase agreements may
include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
       FUTURES AND OPTIONS.    The following sections pertain to futures
and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500
Stocks (S&P 500)    and the Bond Buyer Municipal Bond Index    . Futures
can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund (excluding Money Market) has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which a fund can commit assets to initial margin deposits and option premiums.
In addition, each fund (excluding Index 500 Portfolio) will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
For Index 500 Portfolio, FMR also intends to follow certain other
limitations on the fund's futures and option activities.    The fund will
not purchase any option if, as a result, more than 5% of its total assets
would be invested in option premiums    . Under normal conditions, the fund
will not inter into any futures contract or option if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures or options positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
   The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate
mortgage-backed securities, and over-the-counter     options. Also, FMR may
determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement
the fund may have to close out the option before expiration.    With
respect to Money Market, FMR may also determine some time deposits to be illiquid.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees (for Money Market Portfolio, illiquid investments are valued for purposes of monitoring amortized cost valuation). If through a
change in values, net assets, or other circumstances,    a fund were in a
position where more than 10% of Money Market,     Equity-Income, Growth,
Investment Grade Bond, Asset Manager, Index 500, Contrafund and Asset
Manager: Growth Portfolios' net assets and more than 15% of High Income and Overseas Portfolios' net assets were invested in illiquid securities,
the     fund would seek to take appropriate steps to protect
liquidity   .
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. FMR will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Manager and Asset Manager: Growth Portfolios' investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING    AND LENDING     PROGRAM. Pursuant to an exemptive
order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
       ISSUER LOCATION.    FMR determines where an issuer is located by
looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is located in a particular country if: 1) the security is issued or guaranteed by the government of the country; or 2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during
periods of economic recession   .
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
       MONEY MARKET SECURITIES    are high-quality, short-term obligations.
Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service
(IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.
MORTGAGE-BACKED SECURITIES. The funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the funds may invest in them if FMR determines they are consistent with the funds' investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
       MUNICIPAL SECURITIES    are issued to raise money for a variety of
public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A fund may own a municipal security directly or through a participation interest.
    PUT FEATURES    entitle the holder to sell a security back to the
issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been
reviewed and found satisfactory by FMR.    Pursuant to certain state
insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, Money Market anticipates holding restricted securities to maturity or selling them in an exempt transaction. REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund
may engage in    l    oan transactions        only under the following
conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." Money Market may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Short sales could be used to protect the net asset value per share of the fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold
short   .
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value
of the convertible security.    A     fund currently intends to hedge no
more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale    or a short sale "against the
box"    , it will be required to set aside securities equivalent in kind
and amount to those    securities     sold short (or securities convertible
or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining,
and closing short sales    and short sales "against the box."
    SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or another entity in determining whether to purchase a security supported by a letter of credit guarantee, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS. Overseas Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and my be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
       STRIPPED GOVERNMENT SECURITIES.    Stripped securities are created
by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the government agencies also may be stripped in this fashion.
Privately stripped government securities are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the government agencies also may be stripped in this fashion.
Because of the SEC's views on privately stripped government securities, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Money Market currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security) or, if unrated, have been judged to be of equivalent quality by FMR pursuant to procedures adopted by the Board of Trustees.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
   Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments of the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.
WARRANTS. Warrants are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and
its face valu   e.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its
affiliates act as investment adviser.    Securities purchased and sold by
Money Market generally will be traded on a net basis (i.e., without
commission).     In selecting broker-dealers, subject to applicable
limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of
any commissions;    and arrangements for payment of fund expenses.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). For Money Market, FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of Money Market are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such
broker-dealers solely because such services were provided.     The
selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
   FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Because a high turnover rate increases    transaction costs and may
increase capital gains, FMR carefully weighs the anticipated benefits of
short-term investing against these consequences    . An increased turnover
rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions. For
the     fiscal years ended December 31, 1995 and 1994,    the
fund   s     had the following    portfolio     turnover rates:

Yea   High          Equity-      Growth        Overse       Investm       Asset         Asset         Contraf       Index
r     Income        Income                     as           ent           Manager       Manager:      und           500
                                                            Grade                       Growth
                                                            Bond

199      132    %      87    %      108    %      50    %      182    %      256    %      343    %      132    %      16    %
5

199   122%          134%         122%          42%          143%          85%           N/A           N/A           2%
4


BROKERAGE COMMISSIONS. The following lists the    total brokerage
commissions paid;     the percentage of the brokerage commissions paid to
brokerage firms that provided research services    and     the commissions
paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal periods ended December 31, 1995, 1994 and 1993 for each of the funds. No
commissions were paid by Money Market    or     Investment Grade Bond
Portfolios. The funds pay both commissions and spreads in connection with the placement of portfolio transactions. The difference in the percentage of brokerage commissions paid to and the percentage of the dollar amount of
transactions effected through FBSI and FBSL    is a     result of the low
commission rates charged by FBSI and FBSL.
HIGH INCOME PORTFOLIO
                                                          %         %
                % Paid                                    Transa    Transa
                to Firms                                  ctions    ctions

Perio           Providing   To     To                     through   through
d

Ende    TOTAL   Researc     FBSI   FBSL   % to    % to    FBSI      FBSL
d               h                         FBSI    FBSL


199   $   185,56          95    %    $    21,89        $    0            12%            0%            16%            0%
5        1                             6

199   $135,01          98%           $ 24,14           $ 0            18   %         0   %         29   %         0   %
4     3                             0

199   $ 25,198         99%           $ 0               $ 0            0   %          0   %         0   %          0   %
3


EQUITY-INCOME PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    5,473,12          94    %    $    2,043,79        $    33,242          37    %      1    %      51    %      0    %
          8                                 7

1994    $ 4,893,68          95%           $ 1,717,63           $ 116,65          35%          2%          46%          1%
       4                                 0                    8

1993    $ 2,658,97          68%           $ 712,270            $ 51,049          27%          2%          42%          0%
       9


GROWTH PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    3,835,62          97    %    $    1,237,37        $    13,081          32    %      0    %      43    %      0    %
          4                                 2

1994    $ 3,120,41          97%           $ 956,332            $ 0               31%          0%          44%          0%
       1

1993    $ 2,137,39          49%           $ 750,137            $ 0               35%          0%          48%          0%
       9


OVERSEAS PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    2,495,82          96    %    $    10,057        $    240,170          0    %      10    %      1    %      12    %
          9

1994    $ 2,985,96          90%           $ 1,605            $ 255,413          0%          9%           0%          11%
       1

1993    $ 1,541,38          92%           $ 3,119            $ 13,077           0%          1%           1%          0%
       5


ASSET MANAGER PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL




1995   $    12,537,40           96    %    $    1,793,40        $    218,281          14          2    %      33    %      2    %
          6                                  6                                            %

1994    $ 3,316,118          92%           $ 583,097            $ 107,280          18          3%          32%          3%
                                                                                   %

1993    $ 2,839,401          73%           $ 398,687            $ 43,172           14          2%          29%          0%
                                                                                          %



INDEX 500 PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    133,65       31%    $    20        $    0          0    %      0    %      0    %      0    %
          9

1994    $ 10,286          1%     $ 17           $ 0          0%          0%          0%          0%

1993    $ 3,870           4%     $ 123          $ 0          3%          0%          3%          0%


ASSET MANAGER: GROWTH PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    335,353          93    %    $    4,540        $    14          13    %      0    %   30%      0    %


CONTRAFUND PORTFOLIO
                                                         %         %
                 % Paid                                  Transa    Transa
                 to Firms                                ctions    ctions

Period           Providing   To     To     % to   % to   through   through

Ended    TOTAL   Research    FBSI   FBSL   FBSI   FBSL   FBSI      FBSL


1995    $    672,767          97    %    $    246,38        $    0          37    %      0    %      49    %      0    %
                                           9


From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
MONEY MARKET PORTFOLIO
The fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Valuing the fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under Rule 2a-7.
The Board of Trustees of the trust oversees FMR's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the fund's net asset value (NAV) at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
During periods of declining interest rates, the fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of the fund would be able to obtain a somewhat higher yield than would result if the fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.
INVESTMENT GRADE BOND AND HIGH INCOME PORTFOLIOS
Securities and other assets for which market quotations    are     readily
available may be valued at market values determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities normally are traded. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. There are a number of pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of ongoing evaluation of these pricing services, may use other pricing services or may discontinue the use of any pricing service in whole or in part.
Securities not valued by the pricing service, and for which quotations are readily available, are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available.
EQUITY-INCOME, GROWTH, OVERSEAS, ASSET MANAGER, CONTRAFUND, ASSET MANAGER:
GROWTH, AND INDEX 500 PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the counter prices. Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of
the securities owned by    a     fund if, in the opinion of a committee
appointed by the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.
Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close
of the NYSE. The values of any such securities held by    a     fund are
determined as of such time for the purpose of computing the fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. Fidelity Service Company (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by a fund in advertising is historical and is not intended to
indicate future returns.    Each  non-money market fund's share price, and
each fund's total return and     yield fluctuate in response to market
conditions and other factors, and the value of non-money market fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATION (MONEY MARKET PORTFOLIO). To compute the fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulations.
YIELD CALCULATIONS (EXCLUDING MONEY MARKET PORTFOLIO). Yields for a fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
   Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate or the income reported in the fund's financial statements. In calculating yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years.
   W    hile average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On December 29, 1995, the 13-week and 39-week long-term moving
averages were $   18.55     and $   17.46    , for Equity-Income;
$   29.78     and $   28.01     for Growth; $   16.61     and $   16.44
for Overseas; $   15.33     and $   14.81     for Asset Manager; $   73.49
     and $   68.72     for Index 500; $   11.48     and $   11.03     for
Asset Manager: Growth; and $   13.60     and $   12.86     for Contrafund,
respectively.
Historical Fund Results   Average Annual Total    Cumulative Total
                          Returns                 Returns




As of 12/31/95 Yields         One              Five             Life             One              Five             Life of
                              Year             Years            of               Year             Years            Fund*
                                                                Fund*



Money Market    7-day             5.87    %        4.66            6.09              5.87    %        25.59    %       80.57    %
Portfolio         5.56    %                           %                %

High Income    30-day            20.72    %        18.92    %       11.47    %       20.72    %       137.84           196.31
Portfolio                   9.20    %                                                                              %
       %

Equity-Income  N/A                35.09    %       21.32    %       13.33    %       35.09    %      162.87            217.64
       Portfolio                                                                                     %                %

Growth
Portfolio      N/A                35.36            20.78    %       14.83    %       35.36    %       156.99           258.51
                                      %                                                                  %                %

Overseas
Portfolio      N/A                9.74    %        8.13             7.31    %        9.74    %        47.84    %       87.83    %
                                                       %

Investment
Grade         30-day             17.32            9.23             8.92             17.32    %       55.52    %       83.07    %
Bond Portfolio    5.56    %          %                %                %

Asset Manager  N/A                16.96            12.76    %       11.24    %       16.96    %       82.30    %       96.13    %
       Portfolio                     %

Index 500
Portfolio      N/A                37.19        N/A                  15.44    %       37.19    %   N/A                  61.71    %
                                     %

Asset Manager: N/A                N/A          N/A                  N/A              N/A          N/A                  23.02    %
Growth Portfolio

Contrafund
Portfolio      N/A                N/A          N/A                  N/A              N/A          N/A                  39.72    %


If FMR had not reimbursed certain fund expenses during certain of these periods, the total returns would have been lower.
* 10-year return for Money Market Portfolio and High Income Portfolio; Equity-Income and Growth Portfolios commenced operations October 9, 1986; Overseas Portfolio commenced operations January 28, 1987; Investment Grade Bond Portfolio commenced operations December 5, 1988; Asset Manager Portfolio commenced operations September 6, 1989; Index 500 Portfolio
commenced operations August 27, 1992;    and Asset Manager: Growth and
Contrafund Portfolios commenced operations January 3, 1995
The following charts show the income and capital elements of each fund's total return from the date it commenced operations through the year ended December 31, 1995. The charts compare the funds' returns to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living (measured by the Consumer Price Index, or CPI), and for Overseas, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), an unmanaged index of 900 foreign common stocks.
The S&P and DJIA comparisons are provided to show how the funds' total returns compared to the record of a broad average of U.S. common stock prices and a narrower set of stocks of major U.S. industrial companies. Of course, since Money Market, High Income, and Investment Grade Bond Portfolios invest in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than a money market or bond fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as a money market or bond fund. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500, DJIA, and EAFE are based on the prices of unmanaged groups of stocks and, unlike the funds' returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.
MONEY MARKET PORTFOLIO During the ten   -    year period ended December 31,
1995, a hypothetical $10,000 investment in    Money Market Portfolio
would have grown to $   18,057    , assuming all distributions were
reinvested. This was a period of fluctuating interest rates and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
MONEY MARKET PORTFOLIO                           INDICES




Year Value of  Value of        Value of       Total        S&P             DJIA                     Cost of
Ended Initial  Reinveste       Reinveste      Value        500                                      Living
     $10,000   d               d
     Investmen Dividend        Capital
     t         Distribution    Gain
               s               Distribution
                               s







1995 $ 10,000  $    8,057      $ 0          $    18,05     $    40,05      $    45,58               $    14,04
                                               7              4               1                        4

1994 $ 10,000  $    7,055      $ 0          $1   7,05      $    29,11      $    33    ,   33        $ 1   3    ,   69
                                               5              4               8                        6

1993 $ 10,000  $    6,360      $ 0          $1   6,36      $    28,73      $    31    ,   75        $ 1   3    ,   33
                                               0              5               9                        9

1992 $ 10,000  $    5,848      $ 0          $1   5,84      $    26,10      $    27    ,   14        $ 1   2    ,   98
                                               8              4               6                        3

1991 $ 10,000  $    5,253      $ 0          $1   5,25      $    24,25      $    25    ,   30        $ 1   2    ,   61
                                               3              1               0                        7

1990 $ 10,000  $    4,378      $ 0          $1   4,37      $    18,58      $ 2   0    ,   34        $ 1   2    ,   24
                                               8              5               7                        2

1989 $ 10,000  $    3,308      $ 0          $1   3,30      $    19,18      $ 2   0    ,   45        $ 1   1,53
                                               8              3               7                            7

1988 $ 10,000  $    2,196      $ 0          $1   2,19      $ 1   4,56      $    15    ,   52        $ 11,   02
                                               6              7               6                        5

1987 $ 10,000  $    1,357      $ 0          $1   1,35      $ 1   2,49      $ 1   3    ,   39        $ 10   ,5    5
                                               7              2               4                        8

1986 $ 10,000  $    670        $ 0          $1   0,67      $    11,86      $ 1   2    ,   70        $ 10,   11
                                               0              8               3                        0


Explanatory Notes: With an initial investment of $10,000 made on December 31, 1985, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends for the period covered (their cash value at the time
they were reinvested), amounted to $   18,057    . If distributions had not
been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments (dividends) for the period would
have amounted to $   5,925    . The fund did not distribute any capital
gains during the period. Tax consequences of different investments have not been factored into the above figures.
HIGH INCOME PORTFOLIO During the    ten-year period ended     December 31,
1995, a hypothetical $10,000 investment in High Income Portfolio would have
grown to $2   9    ,   631    , assuming all distributions were reinvested.
This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
HIGH INCOME PORTFOLIO                           INDICES




Year  Value of        Value of        Value of       Total          S&P            DJIA                    Cost of
Ended Initial         Reinveste       Reinveste      Value          500                                    Living
      $10,000         d               d
      Investme        Dividend        Capital
      nt              Distribution    Gain
                      s               Distribution
                                      s







1995  $    11,688     $    16,809     $    1,134     $    29,63     $    40,05     $    45,58               $    14,04
                                                        1                4              1                       4

1994  $ 10,   427     $ 1   3,108     $ 1,   012     $ 2   4,54     $    29,11     $    33    ,   33        $ 13,   69
                                                        6                4              8                        6

1993  $ 11,   629     $ 1   3,012     $ 3   13       $ 2   4,95     $    28,73     $ 3   1    ,   75        $ 13,   33
                                                          5              5             9                        9

1992  $ 10,   495     $ 1   0,070     $ 1   62       $ 2   0,72     $    26,10     $    27    ,   14        $ 1   2    ,   98
                                                        7              4                6                        3

1991  $ 9,   263      $    7,423      $    143       $    16,82     $ 2   4,25     $    25    ,   30        $ 12,   61
                                                        8              1                    0                   7

1990  $    6,857      $    5,495      $    106       $ 1   2,45     $    18,58     $    20    ,   34        $ 12,   24
                                                         8               5              7                        2

1989  $    7,866      $    4,755      $    121       $ 1   2,74     $    19,18     $    20    ,   45        $ 1   1    ,   53
                                                          3             3               7                        7

1988  $ 9,   37    0  $    3,784      $    144       $ 1   3,29     $ 1   4,56     $ 1   5    ,   52        $ 1   1    ,   02
                                                        8               7               6                        5

1987  $ 9,   389      $ 2,   37    7  $    145       $ 1   1,91     $ 1   2,4    9 $ 1   3    ,   39        $ 10,   55
                                                            1            2             4                        8

1986  $ 10,   504     $ 1,   264      $ 0            $ 1   1,76     $ 1   1,86     $ 1   2    ,   70        $ 10,   11
                                                        8                    8          3                      0


Explanatory Notes: With an initial investment of $10,000 made on December 31, 1985, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,569    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   8,440     for
dividends and $   563     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. EQUITY-INCOME PORTFOLIO During the period from October 9, 1986 (commencement of operations) to December 31, 1995, a hypothetical $10,000
investment in Equity-Income Portfolio would have grown to $   31,764    ,
assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
EQUITY-INCOME PORTFOLIO                           INDICES


Year Value of           Value of          Value of          Total             S&P               DJIA              Cost of
Ended Initial           Reinveste         Reinveste         Value             500                                 Living**
      $10,000           d                 d
     Investme           Dividend          Capital
     nt                 Distribution      Gain
                        s                 Distribution
                                          s







1995  $    19,270        $    8,329        $    4,165        $    31,76        $    34,80        $    38,02        $    13,92
                                                               4                 0                 1                 9

1994  $ 15,350           $ 6,059           $ 2,104           $ 23,51           $ 25,29           $ 27,80           $ 13,58
                                                            3                 5                 9                 4

1993  $ 15,440           $ 5,529           $ 992             $ 21,96           $ 24,96           $ 26,49           $ 13,23
                                                            1                 6                 1                 0

1992  $ 13,400           $ 4,304           $ 861             $ 18,56           $ 22,68           $ 22,64           $ 12,87
                                                            5                 0                 4                 7

1991  $ 11,850           $ 3,272           $ 761             $ 15,88           $ 21,07           $ 21,10           $ 12,51
                                                            3                 0                 4                 4

1990  $ 9,510            $ 1,963           $ 611             $ 12,08           $ 16,14           $ 16,97           $ 12,14
                                                            4                 7                 2                 2

1989  $ 12,290           $ 1,682           $ 293             $ 14,26           $ 16,66           $ 17,06           $ 11,44
                                                            5                 7                 4                 3

1988  $ 11,010           $ 979             $ 167             $ 12,15           $ 12,65           $ 12,95           $ 10,93
                                                            6                 7                 1                 5

1987  $ 9,420            $ 344             $ 143             $ 9,907           $ 10,85           $ 11,17           $ 10,47
                                                                              4                 2                 2

1986* $ 10,020           $ 0               $ 0               $ 10,02           $ 10,31           $ 10,59           $ 10,02
                                                            0                 1                 6                 7


* From October 9, 1986 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 9, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   18,358    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   4,210     for
dividends and $   2,170      for capital gains distributions. Tax
consequences of different investments have not been factored into the above figures.
GROWTH PORTFOLIO. During the period from October 9, 1986 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in
Growth Portfolio would have grown to $   35    ,   851     assuming all
distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
GROWTH PORTFOLIO                           INDICES


Year    Value of     Value of       Value of       Total      S&P 500    DJIA       Cost of
Ende    Initial      Reinveste      Reinveste      Value                            Living**
d       $10,000      d              d
        Investment   Dividend       Capital
                     Distribution   Gain
                     s              Distribution
                                    s







1995    $ 29,200     $ 2,337        $ 4,314        $ 35,851   $ 34,800   $ 38,021   $ 13,929

1994    $ 21,690     $ 1,590        $ 3,205        $ 26,485   $ 25,295   $ 27,809   $ 13,584

1993    $ 23,080     $ 1,546        $ 1,864        $ 26,490   $ 24,966   $ 26,491   $ 13,230

1992    $ 19,760     $ 1,202        $ 1,230        $ 22,192   $ 22,680   $ 22,644   $ 12,877

1991    $ 18,510     $ 1,075        $ 715          $ 20,300   $ 21,070   $ 21,104   $ 12,514

1990    $ 12,910     $ 541          $ 499          $ 13,950   $ 16,147   $ 16,972   $ 12,142

1989    $ 15,180     $ 400          $ 225          $ 15,805   $ 16,667   $ 17,064   $ 11,443

1988    $ 11,720     $ 124          $ 174          $ 12,018   $ 12,657   $ 12,951   $ 10,935

1987    $ 10,140     $ 108          $ 150          $ 10,398   $ 10,854   $ 11,172   $ 10,472

1986*   $ 10,030     $ 0            $ 0            $ 10,030   $ 10,311   $ 10,596   $ 10,027


* From October 9, 1986 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on October 9, 1986, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,996    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   1,120     for
dividends and    $2,500     for capital gains distributions. Tax
consequences of different investments have not been factored into the above figures.
OVERSEAS PORTFOLIO. During the period from January 28, 1987 (commencement
of operations) to December 31, 199   5    , a hypothetical $10,000
investment in Overseas Portfolio would have grown to $18,783, assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
OVERSEAS PORTFOLIO                           INDICES




Year    Value of        Value of       Value of     Total          S&P            DJIA           EAFE             Cost of
Ende    Initial         Reinveste      Reinveste    Value          500                           Index            Living**
d       $10,000         d              d
        Investme        Dividend       Capital
        nt              Distributio    Gain
                        ns             Distributio
                                       ns







1995    $ 1   7,06    0 $    1,571     $    152     $    18,78     $    29,78     $    31,56     $   19,12       $    13,80
                                                       3              9              8               8                4

1994    $ 15,670        $ 1,375        $ 71         $ 17,11        $ 21,65        $ 23,08          $17,20         $13,46
                                                    6              3              9                1               2

1993    $ 15,480        $ 1,276        $ 70         $ 16,82        $ 21,37        $ 21,99          $15,95          $13,11
                                                    6              1              6                9               2

1992    $ 11,530        $ 720          $ 0          $ 12,25        $ 19,41        $ 18,80          $12,03          $12,76
                                                    0              4              1                9               1

1991    $ 13,090        $ 631          $ 0          $ 13,72        $ 18,03        $ 17,52          $13,70          $12,40
                                                    1              6              2                8               1

1990    $ 12,420        $ 285          $ 0          $ 12,70        $ 13,82        $ 14,09          $12,22          $12,03
                                                    5              2              2                5               2

1989    $ 12,670        $ 250          $ 0          $ 12,92        $ 14,26        $ 14,16          $15,97          $11,34
                                                    0              7              8                0               0

1988    $ 10,110        $ 121          $ 0         $ 10,23         $ 10,83        $ 10,75          $14,44          $10,83
                                                   1               4              3                8               6

1987*   $ 9,350         $ 112          $ 0         $ 9,462         $ 9,291        $ 9,276          $11,26          $10,37
                                                                                                   3               8


* From January 28, 1987 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 28, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   11,242    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   1,080     for
dividends and $   110     for capital gains distributions. Tax consequences
of different investments    (with the exception of foreign tax
withholdings)     have not been factored into the above figures.
INVESTMENT GRADE BOND PORTFOLIO. During the period from December 5, 1988 (commencement of operations) to December 31, 1995, a hypothetical $10,000 investment in Investment Grade Bond Portfolio would have grown to
$   18,307    , assuming all distributions were reinvested. This was a
period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
INVESTMENT GRADE BOND PORTFOLIO                           INDICES


Year   Value of          Value of         Value of       Total             S&P 500           DJIA              Cost of
Ende   Initial           Reinveste        Reinveste      Value                                                 Living**
d      $10,000           d                d
       Investment        Dividend         Capital
                         Distribution     Gain
                         s                Distribution
                                          s







1995   $    12,480       $    5,441       $    386       $    18,307       $    28,161       $    30,509       $    12,760

1994   $ 11,020          $ 4,243          $ 341          $ 15,604          $ 20,469          $ 22,314          $ 12,444

1993   $ 11,480          $ 4,420          $ 313          $ 16,213          $ 20,203          $ 21,257          $ 12,120

1992   $ 10,970          $ 3,418          $ 223          $ 14,611          $ 18,353          $ 18,170          $ 11,796

1991   $ 11,080          $ 2,596          $ 24           $ 13,700          $ 17,050          $ 16,934          $ 11,463

1990   $ 9,920           $ 1,831          $ 21           $ 11,772          $ 13,067          $ 13,619          $ 11,122

1989   $ 10,140          $ 921            $ 22           $ 11,083          $ 13,487          $ 13,692          $ 10,482

1988   $ 10,000          $ 52             $ 0            $ 10,052          $ 10,242          $ 10,392          $ 10,017
*


* From December 5, 1988 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on December 5, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   24,977    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   3,864     for
dividends and $   270     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. ASSET MANAGER PORTFOLIO. During the period from September 6, 1989 (commencement of operations) to December 31, 1995, a hypothetical $10,000
investment in Asset Manager Portfolio would have grown to $   19,613    ,
assuming all distributions were reinvested. This was a period of
fluctuating interest rates, bond prices,    and stock prices     and the
figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
ASSET MANAGER PORTFOLIO                           INDICES


Year   Value of          Value of         Value of         Total             S&P 500           DJIA              Cost of
Ende   Initial           Reinvested       Reinveste        Value                                                 Living**
d      $10,000           Dividend         d
       Investmen         Distribution     Capital
       t                 s                Gain
                                          Distribution
                                          s







1995   $    15,790       $    2,448       $    1,375       $    19,613       $    21,148       $    22,617       $    12,319

1994   $ 13,790          $ 1,779          $ 1,201          $ 16,770          $ 15,372          $ 16,542          $ 12,014

1993   $ 15,420          $ 1,642          $ 795            $ 17,857          $ 15,172          $ 15,758          $ 11,701

1992   $ 13,320          $ 1,004          $ 406            $ 14,730          $ 13,783          $ 13,470          $ 11,388

1991   $ 12,550          $ 610            $ 25             $ 13,185          $ 12,804          $ 12,554          $ 11,067

1990   $ 10,240          $ 497            $ 21             $ 10,758          $ 9,813           $ 10,096          $ 10,738

1989   $ 9,970           $ 91             $ 20             $ 10,081          $ 10,128          $ 10,151          $ 10,120
*


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on September 6, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   13,094    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   1,750     for
dividends and $   1,060     for capital gains distributions. Tax
consequences of different investments have not been factored into the above figures.
INDEX 500 PORTFOLIO. During the period from August 27, 1992 (commencement
of operations) to December 31, 199   5    , a hypothetical $10,000
investment in Index 500 Portfolio would have grown to $   16,171    ,
assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
INDEX 500 PORTFOLIO                           INDICES


Year    Value of          Value of       Value of       Total             S&P 500           DJIA              Cost of
Ende    Initial           Reinveste      Reinveste      Value                                                 Living**
d       $10,000           d              d
        Investment        Dividend       Capital
                          Distribution   Gain
                          s              Distribution
                                         s







1995    $    15,142       $    751       $    278       $    16,171       $    16,339       $    17,252       $    10,894

1994    $ 11,244          $ 363          $ 180          $ 11,787          $ 11,876          $ 12,618          $ 10,625

1993    $ 11,148          $ 360          $ 158          $ 11,666          $ 11,722          $ 12,021          $ 10,348

1992*   $ 10,520          $ 95           $ 16           $ 10,631          $ 10,648          $ 10,275          $ 10,071


* From August 27, 1992 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on August 27, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$   10,757    . If distributions had not been reinvested, the amount of
distributions earned from the fund over time would have been smaller, and
cash payments for the period would have amounted to $   540     for
dividends and $   200     for capital gains distributions. Tax consequences
of different investments have not been factored into the above figures. CONTRAFUND PORTFOLIO. During the period from January 3, 1995 (commencement
of operations) to December 31, 1995, a hypo   thetical $10,000 investment
in Contrafund Portfolio would have grown to $13,972, assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
CONTRAFUND PORTFOLIO                           INDICES


Year    Value of          Value of        Value of       Total             S&P 500           DJIA              Cost of
Ende    Initial           Reinvested      Reinveste      Value                                                 Living**
d       $10,000           Dividend        d
        Investmen         Distributions   Capital
        t                                 Gain
                                          Distribution
                                          s







1995*   $    13,790       $    61         $    121       $    13,972       $    13,756       $    13,670       $    10,254


   * From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $10,180. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $60 for dividends and $120 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3, 1995
(commencement of operations) to December 31,    1995, a hypothetical
$10,000 investment in Asset Manager: Growth Portfolio would have grown to $12,302, assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today.
ASSET MANAGER: GROWTH PORTFOLIO                           INDICES


Year    Value of          Value of       Value of       Total             S&P 500           DJIA              Cost of
Ended   Initial           Reinveste      Reinveste      Value                                                 Living**
        $10,000           d              d
        Investme          Dividend       Capital
        nt                Distribution   Gain
                          s              Distribution
                                         s







1995*   $    11,770       $    110       $    422       $    12,302       $    13,756       $    13,670       $    10,254


   * From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 made on January 3, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $10,530. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $110 for dividends and $420 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices
for the twelve months ended    December     31, 199   5    . Of course,
these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $2,011 billion in 1982 to $8,512 billion in 1995.
   The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of December 31, 1995.
TOTAL MARKET CAPITALIZATION
Australia      $     245         Japan                   $ 3,583

Austria        $     37          Netherlands             $ 304

Belgium        $     101         Norway                  $ 43

Canada         $     333         Singapore/Malaysia      $ 354

Denmark        $     56          Spain                   $ 152

France         $     505         Sweden                  $ 177

Germany        $     579         Switzerland             $ 402

Hong Kong      $     274         United Kingdom          $ 354

Italy          $     180         United States           $ 6,338

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions
of U.S. dollars as of December 31, 199   5    .
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina      $     26.0         Colombia       $ 5.6

Brazil         $     77.1         Mexico         $ 59.4

Chile          $     37.0         Venezuela      $ 2.5

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International Stock Market Indices for the twelve
months ended    December 31    , 199   5    . The second table shows the
same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS (INCLUDES NET DIVIDENDS REINVESTED MONTHLY)
12 MONTHS ENDED    DECEMBER 31    , 199   5
Australia    12.46%                Japan                    0.86%

Austria      -4.42   %             Netherlands              28.87%

Belgium      27.32   %             Norway                   6.51%

Canada       19.06   %             Singapore/Malaysia       11.61%

Denmark      19.41   %             Spain                    31.15%

France       14.77   %             Sweden                   34.07%

Germany      17.00   %             Switzerland              45.04%

Hong Kong    22.57   %             United Kingdom           21.27%

Italy        1.66   %              United States            38.19%

   The following table shows average annualized stock market returns measured in U.S. dollars as of December 31, 1995.
STOCK MARKET PERFORMANCE
                 Five Years Ended                  Ten Years Ended
                    December 29,     199   5          December 29, 1995

Germany              64.61%                            175.35%

Hong Kong            273.52%                           747.72%

Japan                32.39%                            234.22%

Spain                53.08%                            419.41%

United Kingdom       65.92%                            305.25%

United States        118.74%                           298.28%

   The results are not indicative of future stock market performance or of any fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
   (Asset Manager and Asset Manager: Growth Portfolios) The Asset Allocation Composite Index is a hypothetical representation of the performance of the combination of Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40% - stocks). The Aggressive Asset Allocation Composite Index is a hypothetical representation of the performance of the combination of Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term instruments; 30% - bonds; and 65% - stocks). The following indices are used to calculate the three asset allocation composite indices: the Salomon Brothers 3-Month T-Bill Total Rate of Return Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term instruments); the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds); and the S&P 500, which represents common stocks (stocks).
Each of Asset Manager and Asset Manager: Growth has the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike the funds' returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds. The following table represents the comparative calendar year-to-year performance of the funds' asset classes:
       Short-Term       Bonds             Stocks
       Instruments

1995     5.75%            18.35%            37.58%

1994     4.24   %         -3.38   %         1.32   %

1993     3.09   %         10.68   %         10.08   %

1992     3.61   %         7.21   %          7.62   %

1991     5.75   %         15.29   %         30.47   %

1990     7.90   %         8.54   %          -3.10   %

1989     8.64   %         14.38   %         31.69   %

1988     6.76   %         6.99   %          16.61   %

1987     5.91   %         2.00   %          5.10   %

1986     6.23   %         15.61   %         18.56   %

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
Each fixed-income fund may compare its performance or the performance of securities in which that fixed-income fund may invest to averages published by IBC USA (Publications), Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. The Bond Fund Report AverageSTM/All
Taxable (High Income and Investment Grade Bond)   , which is reported in
the BOND FUND REPORT(Registered trademark), covers over 488 taxable bond funds. The IBC/Donoghue's MONEY FUND AVERAGES(trademark)/All Taxable (Money Market), which is reported in the MONEY FUND REPORT(registered trademark),
covers over 766 taxable money market funds.     When evaluating comparisons
to money market funds, investors should consider the relevant differences in investment objectives and policies. Specifically, a money market fund
invests in short-term, high-quality instruments and seek   s     to
maintain a stable $1.00 share price. A bond fund, however, invests in longer-term instruments and its share price changes daily in response to a variety of factors.
In advertising materials, Fidelity may reference or discuss its products and services, which may include the following: other Fidelity funds;
retirement investing;    model portfolios     or allocations; and saving
for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program,
a policyowner invests    at periodic intervals     a fixed dollar amount in
an insurance company's sub-account, which in turn invests in a fund, thereby purchasing fewer units when prices are high and more units when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the policyowner's average cost per unit
can be lower than if fixed numbers of units had been purchased at    the
same     intervals. In evaluating such a plan, policyowners should consider their ability to continue purchasing units through periods of low price levels.
As of    February 29, 1996    , FMR advised over $   26.5     billion in
tax-free fund assets, over $   80     billion in money market fund assets,
   over     $   256     billion in equity fund assets,    over $55
    billion in international fund assets, and    over     $   23
billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations.
YIELDS AND TOTAL RETURNS QUOTED FOR A FUND INCLUDE THE        FUND'S
EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY
PARTICULAR INSURANCE PRODUCT.    BECAUSE     YOU CAN PURCHASE SHARES OF
EACH FUND    ONLY     THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE
INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a fund's performance has the effect of increasing the performance quoted.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading.
   The NYSE has designated the following holiday closings for 1996: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day.     Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
   In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse purchases if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
D   ISTRIBUTIONS AND     TAXES
For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.
Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.
Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.
Each fund intends to qualify each year as a "regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each fund intends to distribute substantially all its net taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund also intends to comply with other tax rules applicable to regulated investment companies including a requirement that gross capital gains from selling securities held less than three months must constitute less than 30% of a fund's gross income for
each fiscal year.    Gains from some forward currency contracts, futures
contracts, and options are included in this 30% calculation, which may
limit a fund's investments in such instruments.     Income and capital gain
distributions are reinvested in additional shares of the fund. This is done to preserve the tax advantaged status of the variable contracts. Each fund
is treated as a separate entity from the other funds of    its
respective     trust for tax purposes. Money Market Portfolio may
distribute any net realized short-term gains once each year, or more frequently if necessary, in order to maintain the fund's NAV at $1.00 per share and to comply with tax regulations.
   If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
MONEY MARKET PORTFOLIO - As of December 31, 1995, the fund had a capital
loss carryforward of approximately $   78,000 which     will expire on
December 31, 2002, respectively.
INVESTMENT GRADE BOND PORTFOLIO - As of December 31, 1995, the fund had a
capital loss carryforward of approximately $   230,000    , all of which
will expire on December 31, 2002.
FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (64), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (72), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (68), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc. (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (63), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (53), Trustee (1990) is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (71), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of the Naples Philharmonic Center for the Arts and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (63), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MORRISON (56), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
ROBERT A. LAWRENCE (43), Vice President (1994), is Vice President of Fidelity's high income funds and Senior Vice President of FMR (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).]
FRED L. HENNING, JR. (56), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
ROBERT LITTERST (36), Vice President of Money Market Portfolio (1992), is an employee of FMR.
BARRY COFFMAN (36), Vice President of High Income Portfolio (1992), is an employee of FMR.
LAWRENCE GREENBERG (32), Vice President of Growth Portfolio (1994), is an employee of FMR.
MICHAEL S. GRAY (39), Vice President of Investment Grade Bond Portfolio
(1995) and Asset Manager Portfolio (1996) and Asset Manager: Growth Portfolio (1996), is an employee of FMR.
WILLIAM DANOFF (35), Vice President of Contrafund Portfolio (1995), is an employee of FMR.
JENNIFER G. FARRELLY (32), Vice President of Index 500 Portfolio (1996), is an employee of FMR.
RICHARD C. HABERMANN (55), Vice President of Asset Manager Portfolio (1996) and Asset Manager: Growth Portfolio (1996), is an employee of FMR.
RICHARD R. MACE, JR. (34), Vice President of Overseas Portfolio (1996) is an employee of FMR.
GEORGE VANDERHEIDEN (50), Vice President of Asset Manager Portfolio (1996) and Asset Manager: Growth Portfolio (1996), is an employee of FMR.
ANDREW OFFIT (35), Vice President of Equity-Income Portfolio (1995), is an employee of FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995)
THOMAS D. MAHER (51), Assistant Vice President (1990), is Assistant Vice President of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc. (1990). Prior to 1990, Mr. Maher was an employee of FMR.
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department
- First Boston Corp. (1986-1990).
The following table sets forth information describing the compensation of each current trustee of each fund for his or her services as trustee for the fiscal year ended December 31, 1995.
COMPENSATION TABLE
      Aggregate Compensation




        J.     Ralph    Phyllis  Richar     Edward  E.          Donald      Peter   Gerald      Edwar      Marvin     Thomas
        Gary   F.       Burke    d J.       C.      Bradle      J. Kirk     S.      C.          d H.       L.         R.
        Burkhe Cox      Davis    Flynn      Johnson y                       Lynch** McDono      Malon      Mann       Williams
        ad**                                3d**    Jones                           ugh         e

Money   $  0   $  324   $  316   $  405     $  0    $  324      $  332      $  0    $  324      $  324     $  324     $  317
Market

High    $  0   $  303   $  296   $  381     $  0    $  303      $  310      $  0    $  302      $  303     $  303     $  295
Income

Equity- $  0   $  1,255 $  1,224 $  1,57    $  0    $  1,255    $  1,277    $  0    $  1,249    $  1,25    $  1,25    $  1,221
Income                           9                                                              5          5

Growth  $  0   $  1,173 $  1,145 $  1,47    $  0    $  1,174    $  1,195    $  0    $  1,168    $  1,17    $  1,17    $  1,142
                                 8                                                              3          3

Overse  $  0   $  544   $  532   $  681     $  0    $  544      $  558      $  0    $  546      $  544     $  544     $  533
as

Invest  $  0   $  56    $  54    $  70      $  0    $  56       $  57       $  0    $  56       $  56      $  56      $  54
ment
Grade
Bond

Asset   $  0   $  1,377 $  1,345 $  1,72    $  0    $  1,377    $  1,413    $  0    $  1,381    $  1,37    $  1,37    $  1,348
Manag                            2                                                              7          7
er

Index   $  0   $  40    $  38    $  --      $  0    $  40       $  40       $  0    $  39       $  40      $  40      $  38
500

Contraf $  0   $  116   $  110   $  149     $  0    $  116      $  116      $  0    $  110      $  116     $  116     $  108
und [+]

Asset   $  0   $  11    $  11    $  15      $  0    $  11       $  11       $  0    $  11       $  11      $  11      $  11
Manag
er :
 Growth
[+]

Trustees              Pension or             Estimated Annual    Total
                      Retirement Benefits    Benefits Upon       Compensation
                      Accrued as Part        Retirement           from the
                      of Fund                from the            Fund Complex*
                      Expenses from the      Fund Complex*
                      Fund Complex*

J. Gary Burkhead**    $ 0                    $ 0                 $ 0

Ralph F. Cox           5,200                  52,000              128,000

Phyllis Burke Davis    5,200                  52,000              125,000

Richard J. Flynn       0                      52,000              160,500

Edward C. Johnson      0                      0                   0
3d**

E. Bradley Jones       5,200                  49,400              128,000

Donald J. Kirk         5,200                  52,000              129,500

Peter S. Lynch**       0                      0                   0

Gerald C.              5,200                  52,000              128,000
McDonough

Edward H. Malone       5,200                  44,200              128,000

Marvin L. Mann         5,200                  52,000              128,000

Thomas R. Williams     5,200                  52,000              125,000

* Information is as of December 31, 1995 for 219 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
+ Estimated   ;     the fund commenced operations January 3, 1995.
   The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. Each fund may invest in such designated securities under the Plan without shareholder approval.
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments is not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
On    March 1, 1996    , the Trustees and officers of each fund owned, in
the aggregate, less than 1% of each fund's total outstanding shares.
A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. As
of March 31, 199   6    , significant shares of the funds were held by the
following companies with the figures beneath each fund representing that
company's holdings as a percentage of    that     fund's total outstanding
shares.



             Money       High        Equity      Growth      Oversea     Investm     Asset       Asset       Contrafu    Index
             Market      Incom       -Inco                   s           ent         Manage      Manage      nd          500
                         e           me                                  Grade       r           r:
                                                                                                 Growth

American
United Life  --          --          --          --          --          --          --          --             5    %      11    %
Insurance Company
(Indianapolis, IN)

Ameritas
Variable        9    %   --             --       --          --             13    %  --          --          --          --
Life Insurance
Company
(Lincoln, NE)

Empire
Fidelity                 --             --       --          --          --          --             6%          5    %      5    %
Investments
Life         --
Insurance Company
(New York, NY)

Fidelity
Investments     45    %     19    %     23    %     17    %     15    %     39    %     21    %     76    %     47    %     46    %
Life Insurance
Company
(Boston, MA)

Integrity
Life            5%        --         --          --          --          6%          --          --          --          --
Insurance
Company
(Louisville, KY)

The Life
Insurance       --        --            5    %      5    %      8    %   --             13    %     --          7%       --
Company of Virginia
(Richmond, VA)

Northwestern --           --         --          --          --             10    %  --          --             --          --
National
Life Insurance
Company
(Minneapolis, MN)

PFL Life
Insurance       13    %    5    %      --        --          --             9    %   --             5%       --          --
Company
(Cedar Rapids, IA)

Provident
Mutual Life  --         --          --           --          --          --          --          --             --          --
Insurance Company
(Philadelphia, PA)

Nationwide
Life         --            39    %     29    %      30    %     37    %  --             26    %     --          18%      --
Insurance Company
(Columbus, OH)

The New
England      --         --          --           --             8    %   --          --          --          --          --
Life Insurance
Company
(Boston, MA)

State
Mutual Life  --            10    %     7    %       7    %      8    %   --          --          --          --          --
Assurance
Company
(Worcester, MA)

The
Travelers    --            5    %      5%           9    %   --          --             11    %     --       --          --
Insurance Company
(Hartford, CT)

   Aetna
Life            --         --          5%           5%          --          --          --          --          7%          --
   Insurance & Annuity
   Co. (Hartford, CT)

   Security
Equity
Life            --         --          --           --          --          6%          --          --          --          --
   Insurance Co.
   (Armonk, NY)

   United of
Omaha           --         --          --           --          --          --          --          5%          --          --
   (Omaha, NB)


MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC and FIIOC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that it will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, each trust on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the cost of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. FMR is each fund's manager pursuant to management contracts dated as follows:

            Money      High       Equity-I   Growth     Oversea    Investm    Asset      Index      Contrafu   Asset
            Market     Income     ncome                 s          ent        Manage     500        nd         Manage
                                                                   Grade      r                                r:
                                                                   Bond                                        Growth

Contract    January    January    January    January    January    January    January    January    Novemb     Novemb
Dated       1, 1994    1, 1994    1, 1993    1, 1993    1, 1993    1, 1993    1, 1993    1, 1993    er 1,      er 1,
                                                                                                    1994       1994

Date        Decemb     Decemb     Decemb     Decemb     Decemb     Decemb     Decemb     Decemb     Novemb     Novemb
Approve     er 15,     er 15,     er 16,     er 16,     er 16,     er 16,     er 16,     er 16,     er 9,      er 9,
d by        1993       1993       1992       1992       1992       1992       1992       1992       1994       1994
Shareho
lders


The management fee paid to FMR by Index 500 Portfolio is reduced by an amount equal to the fees and expenses of the non-interested Trustees.
MONEY MARKET PORTFOLIO: For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of a group fee rate and an individual fund fee rate (.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is .24% of average net assets.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate
schedule shown    below     on the left. The schedule below on the right
shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   366     billion of group net
assets - the approximate level for December 1995 - was .   1482    %, which
is the weighted average of the respective fee rates for each level of group
net assets up to $   366     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualize   Group Net   Effective
Assets          d           Assets      Annual
                Rate                    Fee
                                        Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

   On August 1, 1994, FMR voluntarily revised the group fee rate schedule and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualiz   Group Net   Effective
Assets          ed         Assets      Annual
                Rate                   Fee
                                       Rate





$ 120      -     156 billion   .1450    $150 billion   .1736
                               %                       %

156        -     192           .1400    175            .1690

192        -     228           .1350    200            .1652

228        -     264           .1300    225            .1618

264        -     300           .1275    250            .1587

300        -     336           .1250    275            .1560

336        -     372           .1225    300            .1536

372        -     408           .1200    325            .1514

408        -     444           .1175    350            .1494

444        -     480           .1150    375            .1476

480        -     516           .1125    400            .1459

Over 516                       .1100    425            .1443

                                        450            .1427

                                        475            .1413

                                        500            .1399

                                        525            .1385

                                        550            .1372

The individual fund fee rate    for Money Market Portfolio     is .03%.
One twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the current month,
giving a dollar amount   ,     which is the fee for that month.
If the fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is
 .24% (annualized) of average net assets, at a fund gross yield of 9%. Gross income for this purpose includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
For the fiscal years ended December 31, 1995, 1994, and 1993, FMR received
$   1,881,213    , $1,178,543, and $415,213, respectively, for its services
as investment adviser    to Money Market Portfolio    . These fees were
equivalent to    .24    %, .20%, and .14%, respectively, of the fund's
average net assets for those years.
Prior to January 1, 1994, for the services of FMR under the contract, the fund paid FMR a monthly management fee computed on the basis of the fund's
gross income. To the extent that the    fund's     monthly gross income of
the fund was equivalent to an annualized yield of 5% or less, FMR received 4% of that amount of the fund's gross income. In addition, to the extent
that the fund's monthly    gross     income exceeded an annualized yield of
5%, FMR received 6% of that excess. For this purpose, gross income included interest accrued or discount earned (including both original issue and market discount), less amortization of premium. The amount of discount or premium on portfolio instruments was fixed at the time of purchase.
Realized and unrealized gains and losses, if any, were not included in gross income.
Pursuant to the terms of the contract, limitations were imposed on the compensation FMR could receive under the above formula. These limitations were based on the fund's average monthly net assets as follows:

AVERAGE MONTHLY NET ASSETS        ANNUALIZED RATE

On the first $1.5 billion.     .    50%
On the portion in excess of $1.5 to $3.0 billion.     .    45%
On the portion in excess of $3.0 billion to $4.5 billion.     .    43%
On the portion in excess of $4.5 billion to $6.0 billion.     .    41%
On the portion in excess of $6.0 billion.     .    40%

HIGH INCOME AND INVESTMENT GRADE BOND PORTFOLIOS. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   366     billion of group net
assets - the approximate level for December 1995    -     was
 .   1482    %, which is the weighted average of the respective fee rates
for each level of group net assets up to $   366     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualize   Group Net   Effective
Assets          d           Assets      Annual
                Rate                    Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

Under Investment Grade Bond's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by
FMR,        on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   On August 1, 1994, FMR voluntarily revised (in the case of Investment Grade Bond the prior extensions to) the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualiz   Group Net   Effective
Assets          ed         Assets      Annual
                Rate                   Fee
                                       Rate





$ 120      -     156 billion   .1450    $150 billion   .1736
                               %                       %

156        -     192           .1400    175            .1690

192        -     228           .1350    200            .1652

228        -     264           .1300    225            .1618

264        -     300           .1275    250            .1587

300        -     336           .1250    275            .1560

336        -     372           .1225    300            .1536

372        -     408           .1200    325            .1514

408        -     444           .1175    350            .1494

444        -     480           .1150    375            .1476

480        -     516           .1125    400            .1459

Over 516                       .1100    425            .1443

                                        450            .1427

                                        475            .1413

                                        500            .1399

                                        525            .1385

                                        550            .1372

The individual fund fee rate for Investment Grade Bond Portfolio is .30%, and the individual fund fee rate for High Income Portfolio is .45%. Based on the average group net assets of the funds advised by FMR for December 1995, the annual management fee rate for each fund would be calculated as follows:
INVESTMENT GRADE BOND PORTFOLIO

Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   1482    %    +     .30%                       =     .   4482    %

HIGH INCOME PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   1482    %    +     .45%                       =     .   5982    %

One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   660,058    , $520,469, and $460,983, respectively, for its
services as investment adviser to INVESTMENT GRADE BOND PORTFOLIO. These
fees were equivalent to    .45    %, .46%, and .47%, respectively, of the
average net assets of the fund for        those years.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   4,956,133    , $2,999,205, and $1,764,257, respectively, for
its services as investment adviser to HIGH INCOME PORTFOLIO. These fees
were equivalent to    .60    %, .61%, and .51%, respectively, of the
average net assets of the fund for those years. On December 15, 1993, shareholders voted to increase the fund's individual fund fee rate from 0.35% to 0.45%.
EQUITY-INCOME, GROWTH, OVERSEAS, ASSET MANAGER, CONTRAFUND, AND ASSET
MANAGER: GROWTH PORTFOLIOS. For the services of FMR under the
contract   s    , each fund pays FMR a monthly management fee composed of
the sum of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For
example, the effective annual fee rate at $   366     billion of group net
assets - the approximate level for December 1995 - was .   3097    %, which
is the weighted average of the respective fee rates for each level of group
net assets up to $   366     billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualiz   Group Net   Effective
Assets          ed         Assets      Annual
                Rate                   Fee
                                       Rate





$ 0        -     3 billion   .5200    $ 0.5 billion   .5200
                             %                        %

3          -     6           .4900    25              .4238

6          -     9           .4600    50              .3823

9          -     12          .4300    75              .3626

12         -     15          .4000    100             .3512

15         -     18          .3850    125             .3430

18         -     21          .3700    150             .3371

21         -     24          .3600    175             .3325

24         -     30          .3500    200             .3284

30         -     36          .3450    225             .3253

36         -     42          .3400    250             .3223

42         -     48          .3350    275             .3198

48         -     66          .3250    300             .3175

66         -     84          .3200    325             .3153

84         -     102         .3150    350             .3133

102        -     138         .3100

138        -     174         .3050

174        -     228         .3000

228        -     282         .2950

282        -     336         .2900

Over 336                     .2850

Under Equity-Income, Growth, Overseas and Asset Manager Portfolios' current
management contract   s     with FMR, the group fee rate is based on a
schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion
and under $228 billion were voluntarily adopted by FMR,        on January
1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows (Asset Manager: Growth and Contrafund Portfolios' management contracts, dated November 1, 1994, include the following breakpoints in their fee schedules):
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualiz   Group Net   Effective
Assets          ed         Assets      Annual
                Rate                   Fee
                                       Rate





$ 138      -     174 billion   .3050    $150 billion   .3371
                               %                       %

174        -     210           .3000    175            .3325

210        -     246           .2950    200            .3284

246        -     282           .2900    225            .3249

282        -     318           .2850    250            .3219

318        -     354           .2800    275            .3190

354        -     390           .2750    300            .3163

Over 390                       .2700    325            .3137

                                        350            .3113

                                        375            .3090

                                        400            .3067

   On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualiz   Group Net   Effective
Assets          ed         Assets      Annual
                Rate                   Fee Rate

$ 174      -     210 billion   .3000    $150 billion   .3371
                               %                       %

210        -     246           .2950    175            .3325

246        -     282           .2900    200            .3284

282        -     318           .2850    225            .3249

318        -     354           .2800    250            .3219

354        -     390           .2750    275            .3190

390        -     426           .2700    300            .3163

426        -     462           .2650    325            .3137

462        -     498           .2600    350            .3113

498        -     534           .2550    375            .3090

Over 534                       .2500    400            .3067

                                        425            .3046

                                        450            .3024

                                        475            .3003

                                        500            .2982

                                        525            .2962

                                        550            .2942

The individual fund fee rate for the funds are as follows: .20% for Equity-Income Portfolio; .30% for Growth and Contrafund Portfolios; .40% for Asset Manager and Asset Manager: Growth Portfolios; and .45% for Overseas Portfolio. Based on the average group net assets of the funds advised by FMR for December 1995, the annual management fee rate for each fund would be calculated as follows:
EQUITY-INCOME PORTFOLIO

Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   3097    %    +     .20%                       =     .   5097    %

GROWTH AND CONTRAFUND PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   3097    %    +     .30%                       =     .   6097    %

ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   3097    %    +     .40%                       =     .   7097    %

OVERSEAS PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate            Management     Fee
                                                        Rate

 .   3097    %    +     .45%                       =     .   7597    %

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   17,818,979    , $9,165,293, and $5,004,191, respectively, for
its services as investment adviser to EQUITY-INCOME PORTFOLIO. These fees
were equivalent to    .51    %, .52%, and .53%, respectively, of the
average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   19,591,048    , $10,585,482, and $6,358,701, respectively, for
its services as investment adviser to GROWTH PORTFOLIO. These fees were
equivalent to    .61    %, .62%, and .63%, respectively, of the average net
assets of the fund for each of those years.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   9,837,952    , $8,646,616, and $3,078,432, respectively, for
its services as investment adviser to OVERSEAS PORTFOLIO. These fees were
equivalent to    .76    %, .77%, and .77%, respectively, of the average net
assets of the fund for each of those years.
During the fiscal years ended December 31, 1995, 1994, and 1993, FMR
received $   23,174,840    , $22,080,801, and $10,365,454, respectively,
for its services as investment adviser to ASSET MANAGER PORTFOLIO. These
fees were equivalent to    .71    %, .72%, and .72%, respectively, of the
average net assets of the fund for each of those years.
During the fiscal year ended December 31, 1995   ,     FMR received
$   261,324    , and $   2,316,458    , for its services as investment
adviser to ASSET MANAGER: GROWTH    PORTFOLIO     AND CONTRAFUND
PORTFOLIO   , RESPECTIVELY    . These fees were equivalent to    .71    %,
and    .61    %, of the average net assets of    Asset Manager: Growth and
Contrafund, respectively,     for    that     year   .
INDEX 500 PORTFOLIO.    F    or the services of FMR under the contract,
   the fund     pays FMR a monthly management fee at the annual rate of
 .28% of the average net assets of the fund throughout the month.
   During     the fiscal years ended December 31, 199   5, 1994, and 1993,
FMR received $351,136,     $103,136, and $58,243, respectively, before any
reimbursement of expenses by FMR.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a fund's total returns and yield and repayment of the reimbursement by a fund will lower its total returns and yield.
FMR has voluntarily agreed, subject to revision or termination, to reimburse a fund if, and to the extent that, its aggregate operating
expenses, including management fees,    exceed     of a specified annual
rate for the fund. The following provides the expense cap and the date the cap was imposed: September 19, 1985 (1.00%) for High Income Portfolio; October 9, 1986 (1.50%) for Equity-Income and Growth Portfolios; January 28, 1987 (1.50%) for Overseas Portfolio; December 5, 1988 (.80%) for Investment Grade Bond Portfolio; January 1, 1990 (1.25%) for Asset Manager Portfolio; August 27, 1992 (.28%) for Index 500 Portfolio; and January 3, 1995 (1.00%) for Asset Manager: Growth and Contrafund Portfolios. Under
this arrangement, FMR reimbursed Index 500 $   241,437    , $195,500, and
$138,597, respectively for fiscal years ended December 31, 1995, 1994 and
1993    and Asset Manager: Growth $46,008 for the fiscal year ended
December 31, 1995    .
SUB-ADVISERS. On behalf of HIGH INCOME   , A    SSET MANAGER, CONTRAFUND
and ASSET MANAGER: GROWTH PORTFOLIOS, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income, Contrafund, Asset Manager: Growth and Overseas Portfolios, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.
Currently, FMR U.K., FMR Far East, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which FIIA has provided FMR with investment advice and research services. (small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, the fees paid to the sub-advisers for fiscal 1995, 1994, and 1993 were as follows:
   OVERSEAS PORTFOLIO

   Fiscal           FMR U.K.          FMR Far East          FIIA          FIIAL U.K.
   Year

   1995             $744,061          $768,046              --            --

   1994             $387,086          $425,049              --            --

   1993             $94,517           $138,059              --            --


   ASSET MANAGER: GROWTH PORTFOLIO
Fiscal Year          FMR U.K.          FMR Far East

   1995                  $ 4,252           $ 5,046

ASSET MANAGER PORTFOLIO
Fiscal Year   FMR U.K.            FMR Far East

1995           $    425,265        $    471,463

1994           $ 147,227           $ 190,254

1993           $ 139,893           $ 227,112

   CONTRAFUND PORTFOLIO
Fiscal Year          FMR U.K.           FMR Far East

   1995                  $ 13,324           $ 15,011

For providing discretionary investment management and executing portfolio transactions, FMR, on behalf of Overseas Portfolio paid FMR U.K. fees totaling $376,357 for fiscal 1992. For providing discretionary investment management and executing portfolio transactions, no fees were paid by FMR
on behalf of Overseas Portfolio to the sub-advis   e    rs during
the     fiscal years ended 199   4     and 199   3    .
FMR entered into the sub-advisory agreements described above as follows:
April 1, 1992 for Overseas; January 1, 1994 for High Income; and November 1, 1994 for Contrafund and Asset Manager: Growth Portfolios. The agreements were approved by shareholders as follows: March 25, 1992 for Overseas, December 15, 1993 for High Income; and November 9, 1994 for Contrafund and Asset Manager: Growth.
On behalf of MONEY MARKET PORTFOLIO, FMR has entered into a sub-advisory agreement with FMR Texas pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to the fund.
Under the sub-advisory agreement   , dated January 1, 1990, which was
approved by the fund's shareholders December 13, 1989,     FMR pays FMR
Texas fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in
effect from time to time.    On behalf of the fund    , for the fiscal
years ended December 31, 1995, 1994, and 1993, FMR paid FMR Texas
f    ees of $   940,607    , $589,272, and $207,606, respectively.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of the funds (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Plan also specifically recognizes that FMR, either directly or through FDC, may use its management fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of each fund. In addition, each Plan provides that FMR may use its resources, including its management fee revenues, to make payments to third parties that assist in selling shares of each fund, or to third parties, including banks, that render shareholder support services. The Trustees have not authorized such payments to date. Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and have determined that there is a reasonable likelihood that the Plan will benefit each fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by each fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships. Money Market, High Income, Equity-Income and Growth
Portfolios' Plans were approved by    the fund's respective
    shareholders on December 11, 1986. Overseas Portfolio's Plan was
approved by    the fund's     shareholders on November 18, 1987. The Plans
for Investment Grade Bond Portfolio and Asset Manager Portfolio   's
Plans     were approved by the funds'    respective     shareholders on
December 13, 1989. Index 500 Portfolio's Plan was approved by the
   fund     shareholders on December 16, 1992. Contrafund and Asset
Manager: Growth Portfolios' Plans were approved by    FMR as the then
sole shareholder on November 9, 1994.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
   CONTRACTS WITH FMR AFFILIATES
Each fund has an agreement with FSC, an affiliate of FMR Corp., under which FSC determines the NAV per share and dividends of each fund and maintains the portfolio and general accounting records of each fund. The fee rates in
effect as of    January 1, 1996, are based on each fund's average net
assets as follows: for Money Market    ,    0.0175% for the first $500
million of average net assets and 0.0075% for average net assets in excess of $500 million; for High Income and Overseas, 0.075% for the first $500 million of average net assets and 0.0375% for average net assets in excess of $500 million; for Investment Grade Bond Portfolio, 0.04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million; and for Equity-Income, Growth, Asset Manager, Contrafund, Asset Manager: Growth and Index 500 Portfolios, 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee for Money Market Portfolio is limited to a minimum of $40,000 and a maximum of $800,000 per year. The fee for High Income, Equity Income, Growth, Overseas, Asset Manager, Investment Grade Bond, Index 500, Contrafund and Asset Manager: Growth Portfolios is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The following are the fees paid by each fund to FSC for the last three fiscal years:



       Money           High       Equity-    Growth     Oversea        Investm   Asset      Asset         Contrafu      Index
       Market          Income     Income                s              ent       Manager    Manager:      nd            500
                                                                       Grade                Growth
                                                                       Bond

1995   $   107,886     $266,623   $760,752   $760,478   $551,039       $58,943   $758,063   $44,863       $210,939      $76,868


1994   $ 92,003        $197,109   $669,962   $664,914   $491,242       $46,617   $751,546       N/A           N/A       $45,097

1993   $ 53,769        $138,642   $439,891   $456,795   $230,456       $46,426   $583,404       N/A           N/A       $45,074


Each fund utilizes FIIOC, an affiliate of FMR Corp., to maintain the master accounts of the participating insurance companies. Under the contract, each
fund pays    an account fee of $125 and an asset based fee of 0.050% for each account. The asset-based fees of the growth and growth and income funds are subject to adjustment if the year-to-date total return of the S&P
500 is greater than positive or negative 15%.     In addition to providing
transfer agent and shareholder servicing functions, FIIOC pays all transfer agent out-of-pocket expenses and also pays for typesetting, printing and mailing Prospectuses, Statements of Additional Information, reports, notices and statements to shareholders allocable to the master account of participating insurance companies.
The following are the fees paid by each fund to FIIOC (including reimbursement for out-of-pocket expenses) for the last three fiscal years:



       Money      High         Equity-     Growth      Overs            Investm   Asset     Asset         Contrafu       Index
       Market     Income       Income                  eas              ent       Manage    Manage        nd             500
                                                                        Grade     r         r:
                                                                        Bond                Growth

1995   $390,35    $   417,74   $1,660,72   $1,536,28   $612,82       $81,906   $957,17   $17,12        $159,15        $65,837
       8             2            0           5           8                       3         3             2

1994   $115,837   $163,05      $         0 $   7,61    $173,15          $90,382   $ 50,23       N/A            N/A       $84,940
                  5                        2           7                          1

1993   $ 87,20    $108,43      $    51,596 $   51,82   $143,22          $71,119   $ 62,28       N/A            N/A       $33,911
       8          2                        5           2                          1


If a portion of each applicable fund's brokerage commissions had not been allocated toward payment of these fees, the transfer agent fees for the last three fiscal years would have been as follows (not applicable for Money Market, Overseas, Index 500 and Investment Grade Bond Portfolios):

          High           Equity-                                 Asset              Asset          Contrafu
          Income         Income              Growth              Manager            Manager:       nd
          Portfolio       Portfolio           Portfolio           Portfolio          Growth
                                                                                     Portfolio

1995   $    427,444       $    1,660,72       $    1,536,28       $ 1,545,902        $ 18,490        $ 185,30
                             0                   5                                                  9

1994        163,055       $ 192,500           $ 212,064           $        181,816        N/A            N/A

1993        108,432       $ 111,756           $ 140,122           $        115,600        N/A            N/A


FSC also receives fees for administering    a     fund's securities lending
program. Securities lending fees are based on the number and duration of individual securities loans. For fiscal 1995, 1994, and 1993, no
securities     lending fees were    incurred by the funds    .
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
TRUST ORGANIZATION. Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. In July 1985, pursuant to shareholder approval, the Declaration of Trust was amended to change the name of the Trust from Fidelity Cash Reserves II to Variable Insurance Products Fund. The Declaration of Trust permits the Trustees to create additional funds.
Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. The Declaration of Trust permits the Trustees to create additional funds.
Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type
commonly known as    a     "Massachusetts business trust." Under
Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholders held personally liable for the obligations of the fund. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting
and dividend rights,    and     the right of redemption        are
described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or a fund may, as set forth in the Declaration of Trust, call meetings of a trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of a trust or a fund. If not so terminated, each trust and its funds will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York New York,
is custodian of    Money Market,     High Income and Investment Grade Bond
Portfolios' assets; The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, is custodian of Equity-Income, Overseas, Asset Manager: Growth, and Asset Manager Portfolios' assets; and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of Growth, Contrafund, and Index 500 Portfolios' assets. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in obligations of the custodians and may
purchase or sell securities from or to the custodians.    The Bank of New
York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled
repurchase agreement transactions.     Investors should understand that the
expense ratio for the Overseas Portfolio may be higher than that of investment companies which invest exclusively in domestic securities since the cost of maintaining the custody of foreign securities is higher.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co. leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts (1999 Bryan Street, Dallas, Texas, for Money Market Portfolio), serves as independent accountant of Variable Insurance Products Fund and Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant of Variable Insurance Products Fund II. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal
year ended December 31, 199   5     are included in the fund's Annual
Report, which is a separate report supplied with this Statement of Additional Information. Each fund's financial statements and financial highlights are incorporated herein by reference.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to
be repaid.    For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:
Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(small solid bullet) Leading market positions in well established industries.
(small solid bullet) High rates of return on funds employed.
(small solid bullet) Conservative capitalization structures with moderate reliance on debt and ample asset protection.
(small solid bullet) Broad margins in earning coverage of fixed financial charges and with high internal cash generation.
(small solid bullet) Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
   Issuers rated     PRIME-3    (or related supporting institutions) have
an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:
A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
       A-3    - This designation indicates that the capacity for timely
payment is satisfactory. These issues are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B    - Issues rated B are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing or short-term adversities.
    C    - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
    D    - Debt rated D is in payment default. The D rating category is used when interest or principal payments are not made on the date due even if the applicable period has not expired, unless S&P believes that such payments will be made during such grace period.
    DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND
RATINGS:
    AAA    - Bonds which are rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    AA    - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A    - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
    BAA    - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    BA    - Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B    - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    CAA    - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    CA    - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
    C    - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
    DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
    AAA    - Debt rated AAA has the highest rating assigned by Standard &
Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
    AA    - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
    A    - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
    BBB    - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB    - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
    B    - Debt rated B has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
    CCC    - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
    CC    - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
    C    - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
    CI    - The rating CI is reserved for income bonds on which no interest is being paid.
    D    - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
(INDEX 500 PORTFOLIO) The S&P 500 Composite Stock Price Index (S&P 500) is a well-known stock market index that includes common stocks of companies representing a significant portion of the market value of all common stocks publicly traded in the United States. FMR believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation, and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group; Standard & Poor's may change the composition of the Index from time to time. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the 59 largest stocks currently composing 50% of the S&P 500's value. Although Standard & Poor's obtains information for inclusion in or for use in the calculation of the S&P 500 from sources which considers reliable, Standard & Poor's does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the licensee, owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein in connection with the rights licensed hereunder or for any other use. Standard & Poor's makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 any data included therein.
THE 500 STOCKS IN THE S&P 500 INDEX. The following is a list of the 500 stocks comprising the S&P 500 as of February 29, 1996.
Abbott Labs
Advanced Micro Devices Inc.
Aetna Life & Casualty Co.
Ahmanson (H.F.) & Co.
Air Products & Chemicals Inc.
Airtouch Communications
Alberto Culver Co.
Albertson's Inc.
Alcan Aluminum Ltd.
Alco Standard Corp.
Alexander & Alexander
Allergan Inc.
Allied-Signal Inc.
Allstate Corp.
ALL TEL Corp.
Aluminum Co. of America
ALZA Corp.
Amdahl Corp.
Amerada Hess Corp.
American Brands Inc.
American Electric Power Inc.
American Express Co.
American Gen Corp.
American Greetings Corp.
American Home Products Corp.
American Int'l. Group Inc.
American Stores Co.
Ameritech Corp.
Amgen Inc.
Amoco Corp.
AMP Inc.
AMR Corp.
Andrew Corp.
Anheuser-Busch Cos. Inc.
Apple Computer Inc.
Applied Materials Inc.
Archer Daniels Midland Co.
Armco Inc.
Armstrong World Industries Inc.
ASARCO Inc.
Ashland Inc.
AT&T Corp.
Atlantic Richfield Co.
Autodesk Inc.
Automatic Data Processing
Avery Dennison Corp.
Avon Products Inc.
Baker Hughes Inc.
Ball Corp.
Bally Entertainment Corp.
Baltimore Gas & Electric Co.
Banc One Corp.
Bank New York Inc.
Bank of Boston Corp.
BankAmerica Corp.
Bankers Trust N.Y. Corp.
Bard (C.R.) Inc.
Barnett Banks Inc.
Barrick Gold Corp.
Bausch & Lomb Inc.
Baxter International Inc.
Bay Networks Inc.
Becton Dickinson & Co.
Bell Atlantic Corp.
BellSouth Corp.
Bemis Inc.
Beneficial Corp.
Bethlehem Steel Corp.
Beverly Enterprises Inc.
Biomet Inc.
Black & Decker Corp.
Block H&R Inc.
Boatmen's Bancshares Inc.
Boeing Co.
Boise Cascade Corp.
Boston Scientific Corp.
Briggs & Stratton Corp.
Bristol-Myers Squibb Co.
Brown Forman Corp.
Brown Group Inc.
Browning-Ferris Industries Inc.
Brunswick Corp.
Burlington Northern Santa Fe
Burlington Resources Inc.
Cabletron Sys Inc.
Caliber Sys Inc.
Campbell Soup Co.
Carolina Power & Light Co.
Cast Corp.
Caterpillar Inc.
Centex Corp.
Central & South West Corp.
Ceridian Corp.
Champion International Corp.
Charming Shoppes Inc.
Chase Manhattan Corp.
Chemical Banking Corp.
Chevron Corp.
Chrysler Corp.
Chubb Corp.
CIGNA Corp.
Cincinnati Milacron Inc.
Cinergy Corp.
Circuit City Stores Inc.
Cisco Systems Inc.
Citicorp
Clorox Co.
Coastal Corp.
Coca Cola Co.
Colgate-Palmolive Co.
Columbia
Columbia Gas System Inc.
3 Com Corp.
Comcast Corp.
Comerica Inc.
Community Psych Centers
Compaq Computer Corp.
Computer Associates Intl. Inc.
Computer Sciences Corp.
ConAgra Inc.
Conrail Inc.
Consolidated Edison Co. N.Y.
Consolidated Freightways Inc.
Consolidated Natural Gas Co.
Cooper Industries Inc.
Cooper Tire & Rubber Co.
Coors (Adolph) Co.
CoreStates Financial Corp.
Corning Inc.
CPC International Inc.
Crane Co.
Cray Research Inc.
Crown Cork & Seal Inc.
CSX Corp.
CUC Int'l. Inc.
Cummins Engine Inc.
Cyprus Amax Minerals Co.
Dana Corp.
Darden Restaurants Inc.
Data General Corp.
Dayton Hudson Corp.
Dean Witter Discover & Co.
Deere & Co.
Delta Air Lines Inc.
Deluxe Corp.
Dial Corp.
Digital Equipment Corp.
Dillard Department Stores Inc.
Dominion Resources Inc.
Donnelley (R.R.) & Sons Co.
Dover Corp.
Dow Chemical Co.
Dow Jones & Co. Inc.
Dresser Industries Inc.
DSC Communications Corp.
DTE Energy Co.
Du Pont (E.I.) de Nemours &Co
Duke Power
Dun & Bradstreet
EG&G Inc.
Eastern Enterprises
Eastman Chemical Co.
Eastman Kodak Co.
Eaton Corp.
Echlin Inc.
Echo Bay Mines Ltd.
Ecolab Inc.
Edison Int'l.
Emerson Electric Co.
Engelhard Corp.
Enron Corp.
Enserch Corp.
Entergy Corp.
Exxon Corp.
Federal Express Corp.
Federal Home Loan Mtg. Corp.
Federal Natl. Mtge. Assn.
Federal Paper Board Inc.
Federated Dept. Stores Inc.
First Bank System Inc.
First Chicago NBD Corp.
First Data Corp.
First Fidelity Bancorp
First Interstate Bancorp
First Union Corp.
Fleet Financial Group Inc.
Fleetwood Enterprises Inc.
Fleming Cos. Inc.
Fluor Corp.
FMC Corp.
Ford Motor Co.
Foster Wheeler
FPL Group Inc.
Freeport McMoran Copper/Gold
Fruit of the Loom Inc.
Gannett Inc.
Gap Inc.
General Dynamics Corp.
General Electric Co.
General Mills Inc.
General Motors Corp.
General Public Utilities Corp.
General Re Corp.
General Signal Corp.
Genuine Parts Co.
Georgia-Pacific Corp.
Giant Food Inc.
Giddings & Lewis Inc.
Gillette Co.
Golden West Financial Corp.
Goodrich (B.F.) Co.
Goodyear Tire & Rubber Co.
Grace (W.R.) & Co.
Grainger (W.W.) Inc.
Great A&P TEA Inc.
Great Lakes Chemical Corp.
Great Western Financial Corp.
GTE Corp.
Halliburton Co.
Handleman Co.
Harcourt General Inc.
Harland (J.H.) Co.
Harnischfeger Indus. Inc.
Harrahs Entertainment Inc.
Harris Corp.
Hartmarx Corp.
Hasbro Inc.
Heinz (H.J.) Co.
Helmerich & Payne Inc.
Hercules Inc.
Hershey Foods Corp.
Hewlett-Packard Co.
Hilton Hotels Corp.
Home Depot Inc.
Homestake Mining Co.
Honeywell Inc.
Household International Inc.
Houston Industries Inc.
Humana Inc.
Illinois Tool Works Inc.
Inco Ltd.
Ingersoll-Rand Co.
Inland Steel Ind. Inc.
Intel Corp.
Intergraph Corp.
International Bus. Machines
International Flav/Frag
International Paper Co.
Interpublic Group Cos. Inc.
ITT Corp.
ITT Hartford Group Inc.
ITT Industries Inc.
James River Corp.
Jefferson-Pilot Corp.
Johnson Controls Inc.
Johnson & Johnson
Jostens Inc.
K Mart
Kaufman & Broad Home Corp.
Kellogg Co.
Kerr-McGee Corp.
KeyCorp
Kimberly-Clark Corp.
King World Productions Inc.
Knight-Ridder Inc.
Kroger Co.
Laidlaw Inc.
Lilly (Eli) & Co.
Limited Inc.
Lincoln National Corp.
Liz Claiborne Inc.
Lockheed Martin Corp.
Loews Corp.
Longs Drug Stores Corp.
Loral Corp.
Louisiana Land & Exploration
Louisiana Pacific Corp.
Lowe's Cos. Inc.
LSI Logic Corp.
Luby's Cafeterias Inc.
Maillinckrodt Group Inc.
Manor Care Inc.
Marriott Int'l Inc.
Marsh & McLennan Cos. Inc.
Masco Corp.
Mattel Inc.
May Dept. Stores Co.
Maytag Corp.
MBNA Corp.
McDermott International Inc.
McDonald's Corp.
McDonnell Douglas Corp.
McGraw-Hill Companies Inc.
MCI Communications Corp.
Mead Corp.
Medtronic Inc.
Mellon Bank Corp.
Melville Corp.
Mercantile Stores Inc.
Merck & Co. Inc.
Meredith Corp.
Merrill Lynch & Co. Inc.
Micron Technology Inc.
Microsoft Corp.
Millipore Corp.
Minn. Mining & Mfg. Co.
Mobil Corp.
Monsanto Co.
Moore Ltd.
Morgan (J.P.) & Co. Inc.
Morgan Stanley Group Inc.
Morton International Inc.
Motorola Inc.
NACCO Ind. Inc.
Nalco Chemical Co.
National City Corp.
National Semiconductor Corp.
National Service Ind. Inc.
NationsBank Corp.
Navistar International Corp.
New York Times Co.
Newell Co.
Newmont Mining Corp.
Niagara Mohawk Power Corp.
NICOR Inc.
Nike Inc.
NorAm Energy Corp.
Nordstrom Inc.
Norfolk Southern Corp.
Northern States Power Co.
Northern Telecom Ltd.
Northrop Grumman Corp.
Norwest Corp.
Novell Inc.
Nucor Corp.
Nynex Corp.
Occidental Petroleum Corp.
Ogden Corp.
Ohio Edison Co.
ONEOK Inc.
Oracle Corp.
Oryx Energy Co.
Outboard Marine Corp.
Owens Corning
PACCAR Inc.
Pacific Enterprises
Pacific Gas & Electric Co.
Pacific Telesis Group
PacifiCorp
Pall Corp.
Panhandle Eastern Corp.
Parker-Hannifin Corp.
PECO Energy Co.
Penney (J.C.) Inc.
Pennzoil Co.
Peoples Energy Corp.
Pep Boys
PepsiCo Inc.
Perkin-Elmer Corp.
Pfizer Inc.
Phelps Dodge Corp.
Pharmacia & UpJohn Inc.
Philip Morris Cos. Inc.
Phillips Petroleum Co.
Pioneer Hi-Bred Int'l Inc.
Pitney-Bowes Inc.
Placer Dome Inc.
PNC Bank Corp.
Polaroid Corp.
Potlatch Corp.
PPG Industries Inc.
PP&L Resources Inc.
Praxair Inc.
Premark International Inc.
Price
Procter & Gamble Co.
Providian Corp.
Public Service Enterprises
Pulte Corp.
Quaker Oats Co.
Ralston Purina Co.
Raychem Corp.
Raytheon Co.
Reebok International Ltd.
Republic NY Corp.
Reynolds Metals Co.
Rite Aid Corp.
Rockwell International Corp.
Rohm & Haas Co.
Rowan Cos. Inc.
Royal Dutch Petroleum Co.
Rubbermaid Inc.
Russell Corp.
Ryan's Family Steak Houses
Ryder System Inc.
SAFECO Corp.
Safety-Kleen Corp.
Salomon Inc.
Santa Fe Energy Resources Inc.
Santa Fe Pacific Gold Corp.
Sara Lee Corp.
SBC Communications Inc.
Schering-Plough Corp.
Schlumberger Ltd.
Scientific-Atlanta Inc.
Seagram Ltd.
Sears Roebuck & Co.
Service Corp. International
Shared Medical Systems Corp.
Sherwin-Williams Co.
Shoney's Inc.
Sigma Aldrich Corp.
Silicon Graphics Inc.
Snap-On Inc.
Sonat Inc.
Southern Co.
Southwest Airlines Co.
Springs Industries Inc.
Sprint Corp.
Stanley Works
Stone Container Corp.
Stride Rite Corp.
St. Jude Medical Inc.
St. Paul Cos. Inc.
Sun Inc.
Sun Microsystem Inc.
SunTrust Banks Inc.
Supervalu Inc.
Sysco Corp.
Tandem Computers Inc.
Tandy Corp.
Tektronix Inc.
Tele-Communications Inc.
Teledyne Inc.
Tellabs Inc.
Temple-Inland Inc.
Tenet Healthcare Corp.
Tenneco Inc.
Texaco Inc.
Texas Instruments Inc.
Texas Utilities Co.
Textron Inc.
Thomas & Betts Corp.
Time Warner Inc.
Times Mirror Co.
Timken Co.
TJX Companies Inc.
Torchmark Corp.
Toys R Us Inc.
Transamerica Corp.
Travelers Group Inc.
Tribune Co.
Trinova Corp.
TRW Inc.
Tyco Int'l Limited
Unicom Corp.
Unilever N.V.
Union Camp Corp.
Union Carbide Corp.
Union Electric Co.
Union Pacific
Unisys Corp.
United Healthcare Corp.
United Technologies Corp.
Unocal Corp.
UNUM Corp.
U.S. Bancorp
U.S. Healthcare Inc.
U.S. Surgical Corp.
U.S. West Inc.
USAir Group Inc.
USF&G Corp.
USLIFE Corp.
UST Inc.
USX-Marathon Group
USX-U.S. Steel Group
Varity Corp.
V.F. Corp.
Viacom Inc.
Wachovia Corp.
Walgreen Co.
Wal-Mart Stores Inc.
Walt Disney Co.
Warner-Lambert Co.
Wells Fargo & Co.
Wendy's International Inc.
Western Atlas Inc.
Westinghouse Electric Corp.
Westvaco Corp.
Weyerhaeuser Corp.
Whirlpool Corp.
Whitman Corp.
Williamette Industries Inc.
Williams Cos. Inc.
Winn-Dixie Stores Inc.
WMX Technologies Inc.
Woolworth Corp.
Worthington Ind. Inc.
Wrigley (Wm.) Jr. Co.
Xerox Corp.
Yellow Corp.